UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14C/A

(Rule 14c-101)

(Date of Original Filing: July 31, 2017)

(Date of First Amendment: August 8, 2017)

(Date of Second Amendment: August 31, 2017)

(Date of Third Amendment: September 29, 2017)

(Date of Fourth Amendment: November XX, 2017)

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the

Securities Exchange Act of 1934

Check the appropriate box:

☒	Preliminary Information Statement

☐	Definitive Information Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

ATI Modular Technology Corp.
(Name of Registrant as Specified in Its Charter)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required

☐	Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11

(1)	Title of each class of securities to which transaction applies: _____________________

(2)	Aggregate number of securities to which transaction applies: _____________________

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): _____________________

(4)	Proposed maximum aggregate value of transaction: _____________________

(5)	Total fee paid: _____________________

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid: _____________________

(2)	Form, Schedule or Registration Statement No.: _____________________

(3)	Filing Party: _____________________

(4)	Date Filed: _____________________

1

ATI Modular Technology Corp.

4700 Homewood Court, Suite 100

Raleigh, North Carolina 27609
(888) 406-2713

NOTICE OF ACTION BY
WRITTEN CONSENT OF MAJORITY SHAREHOLDERS

WE ARE NOT ASKING YOU FOR A PROXY
AND YOU ARE REQUESTED NOT TO SEND US A PROXY

THIS IS NOT A NOTICE OF A MEETING OF SHAREHOLDERS AND NO SHAREHOLDERS’

MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN.

Attention Shareholders:

We are furnishing this notice and the accompanying information statement (the “Information Statement”) to the holders of shares of common stock, par value $0.001 per share (“Common Stock”), of ATI Modular Technology Corp., a Nevada corporation (the “Company”) pursuant to Section 14 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and Regulation 14C and Schedule 14C thereunder, in connection with the approval of the action described below (the “Actions”) taken by written consent of the holders of a majority of the issued and outstanding shares of Common Stock:

1.

The Company’s execution of its Certificate of Amendment to the Articles of Incorporation changing the Company’s name from ATI Modular Technology Corp., to AmericaTowne Holdings, Inc., (the “Name Change”);

2.	The Company’s execution of its Certificate of Change effectuating a fifty-to-one (50-to-1) reverse stock split of the Company’s issued and outstanding common stock (the “Stock Split”); and
3.	The execution of the Agreement and Plan of Merger dated June 29, 2017 and First Amendment to the Agreement and Plan of Merger dated July 14, 2017 between the Company and AmericaTowne, Inc. (“AmericaTowne”), the Company’s majority shareholder. The Plan of Merger outlines a merger of the Company and AmericaTowne into one operating entity, with the Company being the surviving entity as outlined in the Agreement and Plan of Merger executed in June 29, 2017 and First Amendment to the Agreement and Plan of Merger dated July 14, 2017 (collectively, “Plan of Merger”).

2

The purpose of this Information Statement is to notify our shareholders that on June 23, 2017, the owner of approximately 78.9% of our issued and outstanding shares of Common Stock voted for the Actions in lieu of a meeting, as allowed for under our Articles of Incorporation, as amended (“Articles”) and the Bylaws of the Company, as amended (the “Bylaws”). In accordance with Rule 14c-2 promulgated under the Exchange Act, the Actions will become effective no sooner than 20 days after we mail this notice and the accompanying Information Statement to our shareholders. Effectiveness of this transaction is also dependent on the registration of the Company’s shares to be used in this transaction, which have been filed in a Registration Statement on Form S-4 with the Securities and Exchange Commission.

The written consent that we received constitutes the only shareholder approval required for the Actions under Nevada law and, as a result, no further action by any other shareholder is required to approve the Actions and we have not and will not be soliciting your approval of the Actions.

This notice and the accompanying Information Statement are being mailed to our shareholders on or about November __, 2017. This notice and the accompanying Information Statement shall constitute notice to you of the action by written consent in accordance with Rule 14c-2 promulgated under the Exchange Act.

By Order of the Board of Directors, /s/ Alton Perkins Chairman of the Board

3

		PAGE

Item 1.	INFORMATION REQUIRED BY SCHEDULE 14A	5
	UNAUDITED PRO FORMA COMBINED FINANCIAL INFORMATION	8
	Notes to Unaudited Pro Forma Combined Financial Information	13
	INFORMATION WITH RESPECT TO ATI MODULAR TECHNOLOGY CORP. (the “Acquiring Company”)	14
	ATI Modular Technology Corp Financial Statements	19
	ATI Modular Technology Corp. (FKA Global Recycle Energy, Inc.) FINANCIAL STATEMENTS As of December 31, 2016 and 2015 And For the Year Ended December 31, 2016 and 2015	31
	INFORMATION WITH RESPECT TO AMERICATOWNE, INC. (the “Acquired Company”)	53
	AMERICATOWNE Inc. and Subsidiaries Financial Statements	58
	STOCKHOLDERS’ RIGHTS	91
	THE STOCK SPLIT	92
	THE PLAN OF MERGER	93
Item 3.	INTERESTS OF CERTAIN PERSONS IN OR OPPOSITION TO MATTER TO BE ACTED UPON	95
Item 4.	PROPOSALS BY SECURITY HOLDERS	95
Item 5.	DELIVERY OF DOCUMENTS TO SECURITY HOLDERS SHARING AN ADDRESS	95
	CONSENT OF BOARD OF DIRECTORS IN LIEU OF MEETING (ATI MODULAR TECHNOLOGY CORPORATION)	96
	Agreement And Plan of Merger	98
	First Amendment To The Agreement And Plan Of Merger	106
	Second Amendment To The Agreement And Plan Of Merger	108
	CONSENT OF SHAREHOLDERS IN LIEU OF MEETING (ATI MODULAR TECHNOLOGY CORPORATION)	112

4

ATI Modular Technology Corp.

4700 Homewood Court, Suite 100

Raleigh, North Carolina 27609
(888) 406-2713

__________________________________

INFORMATION STATEMENT

Action by Written Consent of Majority of Shareholders

__________________________________

ITEM 1. INFORMATION REQUIRED BY SCHEDULE 14A

GENERAL

This Information Statement is being furnished to the holders of shares of common stock, par value $0.001 per share (“Common Stock” or the “Company’s Common Stock”) of ATI Modular Technology Corp. in connection with the action by written consent of the holders of a majority of our issued and outstanding shares of Common Stock taken without a meeting to approve the Actions, as defined above and as described in this Information Statement. In this Information Statement, all references to “the Company,” “we,” “us” or “our” refer to ATI Modular Technology Corp. We are mailing this Information Statement to our shareholders of record on or about November __, 2017.

Pursuant to Rule 14c-2 promulgated by the Securities and Exchange Commission (the “SEC”) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the Actions will not become effective until 20 calendar days following the date on which this Information Statement is first mailed to our shareholders. Effectiveness of this transaction is dependent upon the registration of the Company’s shares to be used as collateral in this transaction, which have been filed in a Registration Statement on Form S-4 with the Securities and Exchange Commission.

The Company is paying the entire cost of furnishing this Information Statement. We will request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward this Information Statement to the beneficial owners of the Company’s Common Stock held of record by them and will reimburse such persons for their reasonable charges and expenses in connection therewith.

5

Action by Majority Shareholders

The Company’s majority shareholder, AmericaTowne, Inc., a Delaware corporation (“AmericaTowne”), which owns 100,000,000 shares, or 78.9%, of the Company’s issued and outstanding Common Stock, consented to the following actions recommended by the Board of Directors (the “Actions”) on June 23, 2017:

☐

Action No. 1: The Company’s execution of the Certificate of Amendment of its Articles of Incorporation amending its Articles to change the Company’s name from ATI Modular Technology Corp. to AmericaTowne Holdings, Inc. (the “Name Change”);

☐

Action No. 2: The execution of the Company’s Certificate of Change effectuating a fifty-to-one (50-to-1) reverse stock split whereby every fifty (50) shares of the Company’s presently issued and outstanding Common Stock are consolidated and reverted into one (1) share of Common Stock with a par value of $0.001 and fractional shares being rounded up to the closest whole share (the “Stock Split”); and

☐	Action No. 3: The Company’s execution of the Agreement and Plan of Merger and First Amendment to the Agreement and Plan of Merger dated July 14, 2017 between the Company and AmericaTowne, whereby the Company and AmericaTowne are merged into a single entity with the Company surviving the merger as outlined in the Agreement and Plan of Merger executed in June 29, 2017 and First Amendment to the Agreement and Plan of Merger dated July 14, 2017 (collectively, “Plan of Merger”).

The Board of Directors unanimously approved of the Actions described above. The Consents of the Board of Directors are attached hereto. The Actions detailed above will become effective twenty days after the filing of this Information Statement. As of the close of business on July 6, 2017, we had 126,740,708 shares of Common Stock outstanding of the Company. Each share of outstanding Common Stock is entitled to one vote. Because the Majority Shareholders already consented to the Actions described herein, your consent is not required and is not being solicited in connection with the approval of the aforementioned Actions.

6

INFORMATION REQUIRED BY ITEM 14 OF SCHEDULE 14A

Special Note Regarding Forward-Looking Statements

Information included or incorporated by reference in this Information Statement on Schedule 14C contains forward-looking statements. All forward-looking statements are inherently uncertain as they are based on current expectations and assumptions concerning future events or future performance of the Company and/or AmericaTowne. Readers are cautioned not to place undue reliance on these forward-looking statements, which are only predictions and speak only as of the date hereof. Forward-looking statements may contain the words “believes,” “project,” “expects,” “anticipates,” “estimates,” “forecasts,” “intends,” “strategy,” “plan,” “may,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions, and are subject to numerous known and unknown risks and uncertainties. Additionally, statements relating to implementation of business strategy, future financial performance, acquisition strategies, capital raising transactions, performance of contractual obligations, and similar statements may contain forward-looking statements. In evaluating such statements, shareholders should carefully review various risks and uncertainties identified in this Report. These risks and uncertainties could cause the Company’s actual results to differ materially from those indicated in the forward-looking statements. The Company disclaims any obligation to update or publicly announce revisions to any forward-looking statements to reflect future events or developments.

Although forward-looking statements in this Schedule 14C reflect the good faith judgment of our management, such statements can only be based on facts and factors currently known by the Company. Consequently, forward-looking statements are inherently subject to risks and uncertainties, and actual results and outcomes may differ materially from the results and outcomes discussed in or anticipated by the forward-looking statements. Factors that could cause or contribute to such differences in results and outcomes include, without limitation, those specifically addressed under the heading “Risk Factors Related to Our Business” below, as well as those discussed elsewhere in this Schedule 14C. Readers are urged not to place undue reliance on these forward-looking statements, which speak only as of the date of this Information Statement. The Company and AmericaTowne file reports with the Securities and Exchange Commission (“SEC”). You can read and copy any materials the Company and AmericaTowne file with the SEC at the SEC’s Public Reference Room, 100 F. Street, NE, Washington, D.C. 20549. You can obtain additional information about the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. In addition, the SEC maintains an Internet site (www.sec.gov) that contains reports, proxy and information statements, and other information regarding issuers that file electronically with the SEC, including us.

We disclaim any obligation to revise or update any forward-looking statements in order to reflect any event or circumstance that may arise after the date of this Information Sheet on Schedule 14C, accept as required by law. Readers are urged to carefully review and consider the various disclosures made throughout the entirety of this Schedule 14C, as well as our other public filings, which attempt to advise interested parties of the risks and factors that may affect our business, financial condition, results of operations and prospects.

7

UNAUDITED PRO FORMA COMBINED FINANCIAL INFORMATION

The accompanying unaudited pro forma combined financial information have been prepared to present the balance sheets and statements of operations of the Company to indicate how the consolidated financial statements of the Company might have looked like if the merger of AmericaTowne, Inc. and transactions related to the merger had occurred as of the beginning of the period presented.

The unaudited pro forma condensed combined balance sheet as of September 30, 2017 and statements of operations for the nine months ended September 30, 2017 are presented as if the merger of AmericaTowne, Inc. had occurred on the first day of the nine months ended September 30, 2017.

The unaudited pro forma condensed combined balance sheet as of December 31, 2016 and statements of operations for the year ended December 31, 2016 is presented as if the merger of AmericaTowne, Inc. had occurred on the first day of the year ended December 31, 2016.

These pro forma condensed financial statements are presented for illustrative purposes only and are not intended to be indicative of actual consolidated financial position and consolidated results of operations had the purchase been in effect during the periods presented, or of consolidated financial condition or consolidated results of operations that may be reported in the future.

The pro forma adjustments contained in the pro forma combined financial statements relate to the assumptions of all prior and existing liabilities of the Company upon consummation of the acquisition.

8

AMERICATOWNE Holdings, Inc.
Pro Forma Balance Sheets

	Historical		Pro Forma
	September 30, 2017	September 30, 2017
	ATI Modular Technology Corp.	AmericaTowne Inc.	Adjustment	Notes	Combined
ASSETS
Current Assets
Cash and cash equivalents	$167,554	$893,743			$1,061,297
Notes receivable - related parties	-	15,000			15,000
Accounts receivable, net	-	657,872			657,872
Accounts receivable, net - related parties	1,096,384	1,074,236	(172,173)	(A)	1,998,447
Other receivables	-	7,903			7,903
Other receivables - related parties	95,504	161,673			257,177
Prepayment-current	-	146,717			146,717
Total Current Assets	1,359,442	2,957,144			4,144,413

Prepayment-non current	-	7,035			7,035
Property, plant and equipment, net	3,679	18,473			22,152
Goodwill	-	215,331			215,331
Investments	-	178,859	(175,000)	(B)	3,859
Total Assets	$1,363,121	$3,376,843			$4,392,791

LIABILITIES AND SHAREHOLDERS' EQUITY
Current Liabilities
Accounts payable and accrued expenses	$27,412	$377,500	(181,235)	(A)	$223,677
Deferred revenues-current	1,004,387	4,542			1,008,929
Notes payable	-	-			-
Other payables	-	560			560
Deposit from customers	-	1,469			1,469
Due to related parties	-	2,106			2,106
Income tax payable	7,246	30,530			37,776
Total Current Liabilities	1,039,045	416,707			1,274,517
Deferred revenues-non current	-	50,576			50,576
Total Liabilities	1,039,045	467,282			1,325,093

Commitments & Contingencies

Shareholders' Equity
Common stock, $0.001 par value; 500,000,000 shares authorized,
198,323,882 shares issued and outstanding	126,741	4,895	66,688	(B)	198,324
Common stock subscribed	1,000	85	3,415	(B)	4,500
Additional paid-in capital	896,341	5,265,627	(245,103)	(B)	5,916,865
Deferred compensation	(375,000)	(2,201,548)			(2,576,548)
Receivable for issuance of stock	(206,980)	(90,223)			(297,203)
Retained Earnings	(118,026)	(79,223)	9,061	(A)	(188,188)
Noncontrolling interest	-	9,949			9,949
Shareholders' Equity	324,076	2,909,560			3,067,698
Total Liabilities and Shareholders' Equity	$1,363,121	$3,376,843			$4,392,791

9

AMERICATOWNE Holdings, Inc.
Pro Forma Statement of Operations

	Historical		Pro Forma
	For the Nine Months ended
	September 30, 2017	September 30, 2017
	ATI Modular Technology Corp.	AmericaTowne Inc.	Adjustment	Notes	Combined

Revenues
Sales	$—	$228,404			$228,404
Services-related parties	375,000	1,081,992	(375,000)	(A)	1,081,992
	375,000	1,310,396			1,310,396
Cost of Revenues-Related Parties	—	113,076			113,076
Gross Profit	375,000	1,197,320			1,197,320

Operating Expenses
General and administrative	223,212	1,228,692	(375,000)	(A)	1,067,843
			(9,061)	(A)
Professional fees	103,476	152,645			256,121
Total operating expenses	326,688	1,381,337			1,323,964
Income from operations	48,312	(184,018)			(126,644)

Other Expenses (Income)	—	(229)			(229)

Provision for income taxes	7,247	—			7,247
Net Income (Loss)	$41,065	$(183,789)			$(133,662)

10

AMERICATOWNE Holdings, Inc.
Pro Forma Balance Sheets

	Historical		Pro Forma
	For the Nine Months ended
	September 30, 2017	September 30, 2017
	ATI Modular Technology Corp.	AmericaTowne Inc.	Adjustment	Notes	Combined

ASSETS
Current Assets
Cash and cash equivalents	$94,266	$878,749			$973,015
Accounts receivable, net	—	610,715			610,715
Accounts receivable, net - related parties	458,755	289,299	(60,088)	(A)	687,966
Other receivables - related parties	159,772	99,797			259,569
Prepayment-current	—	644			644
Total Current Assets	712,793	1,879,204			2,531,909

Prepayment-non current	—	7,675			7,675
Property, plant and equipment, net	6,280	19,581			25,861
Goodwill	—	215,331			215,331
Investments	—	178,859	(175,000)	(B)	3,859
Total Assets	$719,073	$2,300,650			$2,784,636

LIABILITIES AND SHAREHOLDERS' EQUITY
Current Liabilities
Accounts payable and accrued expenses	$209,699	$93,838	(63,250)	(A)	$240,287
Deferred revenues-current	324,387	4,542			328,929
Other payables	—	5,016			5,016
Due to related parties	—	42,839			42,839
Income tax payable	—	32,198			32,198
Total Current Liabilities	534,086	178,433			649,269
Deferred revenues-non current	—	53,981			53,981
Total Liabilities	534,086	232,414			703,250

Commitments & Contingencies

Shareholders' Equity
Common stock, $0.001 par value; 500,000,000 shares authorized,
110,433,767 shares issued and outstanding	126,733	2,697	(18,996)	(B)	110,434
Common stock subscribed	982	90	3,674	(B)	4,746
Additional paid-in capital	833,363	3,063,369	(159,677)	(B)	3,737,055
Deferred compensation	(450,000)	(1,000,842)			(1,450,842)
Receivable for issuance of stock	(167,000)	(65,223)			(232,223)
Retained Earnings	(159,091)	83,249	3,163	(A)	(72,679)
Noncontrolling interest	—	(15,103)			(15,103)
Shareholders' Equity	184,987	2,068,237			2,081,386
Total Liabilities and Shareholders' Equity	$719,073	$2,300,650			$2,784,636

11

AMERICATOWNE Holdings, Inc.
Pro Forma Statement of Operations

	Historical		Pro Forma
	For the Nine Months ended
	September 30, 2017	September 30, 2017
	ATI Modular Technology Corp.	AmericaTowne Inc.	Adjustment	Notes	Combined

Revenues
Sales	$—	$1,209,540			$1,209,540
Services-related parties	375,000	550,000	(375,000)	(A)	550,000
	375,000	1,759,540			1,759,540
Cost of Revenues-Related Parties		244,486			244,486
Gross Profit	375,000	1,515,054			1,515,054

Operating Expenses
General and administrative	319,140	1,334,164	(375,000)	(A)	1,275,141
			(3,163)	(A)
Professional fees	65,922	251,122			317,044
Total operating expenses	385,062	1,585,286			1,592,185
Income from operations	(10,062)	(70,232)			(77,131)

Other Expenses (Income)	(3,859)	1,419			(2,441)

Provision for income taxes	—	(3,549)			(3,549)
Net Income (Loss)	$(6,203)	$(68,101)			$(71,141)

12

Notes to Unaudited Pro Forma Combined Financial Information

Note 1 – Basis of Presentation

The unaudited pro forma combined balance sheets as of September 30, 2017 and December 31, 2016, and the unaudited pro forma combined statements of operations for the nine months ended September 30, 2017 and for year ended December 31, 2016, are based on the historical financial statements of the Company and AmericaTowne, Inc. after giving effect of the Agreement and Plan of Merger executed in June 29, 2017 and First Amendment to the Agreement and Plan of Merger dated July 14, 2017, and the assumptions, reclassifications and adjustments described in the accompanying notes to the unaudited pro forma condensed combined financial information.

The Company entered into Agreement and Plan of Merger with AmericaTowne, Inc. whereas the merger was accounted under US GAAP as a business combination under common control with the Company being the acquirer as both entities were owned by the same controlling shareholders. The pro forma combined financial information have been presented at historical costs and on a retroactive basis of the entities.

Note 2 – Adjustments

(A)	To eliminate intercompany transactions.
(B)	Execution of the Company’s 50-to-1 reverse stock split, as well as AmericaTowne’s 1-to-4 stock split in accordance with Agreement and Plan of Merger.

13

INFORMATION WITH RESPECT TO

ATI MODULAR TECHNOLOGY CORP.

(the “Acquiring Company”)

General Description of Business

ATI Modular Technology Corp. (“We,” “us,” or the “Company”) is an operating company engaged in the development and the exporting of modular energy efficient technology and processes that allow government and private enterprises in China to use US-based methods for creating modular spaces, facilities, and properties. We are in the business of all aspects of modular construction, including but not limited to, (a) the furtherance of modular construction technology, education and development in developed and undeveloped countries, (b) acquisition and/or installation of construction equipment, materials, furnishings, adware, insulation, flooring, roofing, wiring, plumbing, heating and air conditioning, and landscaping, and (c) other businesses directly or tangentially related to these lines of services, including assisting businesses and entrepreneurs in securing naming, licensing or promotional rights, driving internet and media traffic, increasing visibility of product and name recognition, and other services. In China, the modular construction industry is new and in its very early stages. Though we expect other competitors to come forth, at this time, there are only three other competitors, and those competitors are based in China. None of the competitors are from the United States. We believe that it is recognized that United States modular technology is more advanced than our Chinese counterparts, and the technology is recognized as the gold standard. The construction industry in China, as a whole, has a mandate to immediately start developing modular technology with cities and provinces developing modular construction plans and targets to construct modular in both the public as well as private sectors. Most communities have milestones and are creating official policies on modular construction with the actual percentage of production mandated by particular target dates.

We have been sought out by three separate governments in China to assist their communities in developing their modular industry based upon United States’ technology. We have experience in the construction sector in China and the United States, and thus we believe we have the leverage in assembling experts in the modular industry to assist in delivery of goods, services, equipment, technology, and know-how all under the moniker of “Made in the USA.”

On June 21, 2016, AmericaTowne, the controlling shareholder of the Company by virtue of its majority ownership of common stock in the Company, entered into a Cooperative Agreement with the Shexian County Investment Promotion Bureau (the “Shexian County Bureau”) out of Shexian, China (hereinafter, the “AT/Shexian Cooperative Agreement”). The AT/Shexian Cooperative Agreement relates to the construction of an AmericaTowne location in advancing tourism in the Hanwang mountains.

Under the terms of the AT/Shexian Cooperative Agreement, AmericaTowne and the Shexian County Bureau have agreed to a strategic partnership wherein the Shexian County Bureau intends to invest local resources to AmericaTowne for construction of an AmericaTowne community. In consideration, AmericaTowne intends on investing funds towards the development of the AmericaTowne community. AmericaTowne will be obligated to bear any and all applicable taxes and the projected investment by AmericaTowne into the development of the AmericaTowne community is estimated to be $30,000,000. It is anticipated that the definitive agreement will set forth a detailed projection and proforma associated with the use of funds. There is no guarantee that AmericaTowne will be able to raise this capital in the event a definitive agreement is executed. Furthermore, AmericaTowne’s ability to raise the necessary capital and to perform obligations under any definitive agreement might be materially affected in the event the Company is not able to perform any of its obligations under any future definitive agreement with the Shexian County Bureau.

On June 21, 2016, the Company agreed to participate with the Shexian County Bureau in building local modular construction, researching technology and intelligent systems related thereto, and servicing the full lifecycle of modular construction in the locale through the execution of the Cooperative Agreement (the “ATI Modular/Shexian Cooperative Agreement”).

14

Pursuant to future negotiations and more definitive agreements, ATI Modular has agreed to purchase the requisite equipment and technology in performing under the ATI Modular/Shexian Cooperative Agreement. In consideration for the services provided by ATI Modular, the Shexian County Bureau has agreed to be responsible for providing factories and land, and other resources and manpower in developing the modular construction. The Company has also agreed to exercise its best efforts in raising approximately $30,000,000 in furthering the parties’ collective interests under the ATI Modular/Shexian Cooperative Agreement. These funds would be allocated towards different operating costs than the funds necessary for AmericaTowne to perform under the AT/Shexian Cooperative Agreement. It is anticipated that the definitive agreement will set forth a detailed projection and proforma associated with the use of funds. The Company and the Shexian County Bureau have agreed to continue to cooperate in good faith in executing and further agreements needed in furthering their respective objectives. However, notwithstanding this intent, the Company’s ability to perform might be materially affected in the event AmericaTowne is not able to meet its obligations in furthering any future definitive agreement with the Shexian County Bureau.

On September 8, 2016, the Company entered into the Investment and Cooperation Agreement for ATI Modular Green Building Manufacturing Project with the Jiangnan Industry Zone in Anhui Province (the “Jiangnan Agreement”). Under the Jiangnan Agreement, the Company has agreed to manufacture and install modular buildings, and provide research into the development of green building module manufacturing. The Company has agreed to provide appropriate technology and intelligent systems in providing modular building lifecycle services. The location of the planned project is the New Material Industry Park in the Jiangnan Industry Zone in Anhui Province. The parties have projected a cost of $30,000,000.

On December 28, 2016, the Company entered into the American ATI Modular Technology Company Project Investment Agreement (the “Investment Agreement”), definitive agreement and supersedes the Jiangnan Cooperation Agreement of September 8, 2016. Under the Investment Agreement, the Administrative Committee of Jiangnan Industrial Concentration Zone of Anhui Province (hereinafter, “Jiangnan”) and the Company have agreed to the construction of the Company’s green, modular building and related technology under the project name “Modular Plant Production Base.”

The capitalization under the Investment Agreement is, in part, the Company’s responsibility. However, the Company and Jiangnan have agreed to certain provisions to mitigate against financing risks, including, but not limited to: (a) access upon request by the Company to local bank loans in the Anhui Province and United States Exim Bank, (b) equity fund insertion up to $3,000,000 USD, and (c) contribution by Jiangnan up to $2,900,000 upon meeting conditions in the Investment Agreement.

On September 9, 2016, the Company entered into the Investment and Cooperation Agreement for ATI Modular Green Building Manufacturing Project with the Yongan government in the Fujian province (the “Yongan Agreement”). Under the Yongan Agreement, similar to the Jiangnan Agreement, the Company has agreed to manufacture and install modular buildings, and provide research into the development of green building module manufacturing. The Company has agreed to provide appropriate technology and intelligent systems in providing modular building lifecycle services. The location of the planned project is Yongan city in the Fujian province, China. The parties have projected a cost of $30,000,000.

The Company has agreed to grant the Yongan government audit, access, supervision, inspection and other rights. The Yongan government has agreed to coordinate any and all necessary services in securing benefits associated with the Company being a foreign investment enterprise, including but not limited to, providing the site for the manufacturing facility, tax relief, access to financing and a “Project Headquarter” for the Company, which is defined in the Yongan Agreement. The Yongan Agreement is not a definitive agreement; rather, it is a memorialization of the parties’ future intent as to the subject matter therein. The Company’s business plans and objectives could be impaired in the event the parties do not reach a definitive agreement. . The Company is responsible for financing and providing any necessary facilities inside any factory plant. There is no guarantee that the Company can secure such financing or develop the necessary facilities.

15

On June 27, 2016, we entered into a Sales and Support Services Agreement with Yilaime Corporation, a Nevada corporation (“Yilaime”). Yilaime is controlled by Mr. Perkins, who is our sole director and officer. Yilaime holds the majority of issued and outstanding shares of common stock in AmericaTowne, Inc. (“ATI”), a Delaware corporation and fully-reporting company with the United States Securities and Exchange Commission (the “SEC”). Under the Services Agreement, Yilaime will provide the Company with marketing, sales and support services in the Company’s pursuit of ATI Modular business in China in consideration of a commission equal to 10% of the gross amount of monies procured for the Company through Yilaime’s services. In consideration of the right to receive this commission, Yilaime has agreed to pay the Company a quarterly fee of $250,000 starting on July 1, 2016. The Services Agreement is set to expire on June 10, 2020, absent early termination for breach thereof by either party. Yilaime retains an option to extend the term under its sole discretion until June 10, 2025 by providing written notice to the Company by March 10, 2019. Yilaime has agreed to be the Company’s exclusive independent contractor in providing the services in the Services Agreement, and has agreed to a non-compete and non-circumvent agreement. Yilaime is obligated to provide support services only in a manner that is deemed commercially acceptable by Yilaime and Yilaime has the sole right to determine the means, manner and method by which services will be provided and at the time and location of its choosing. Furthermore, as the control person of Yilaime, Mr. Perkins might make decisions he deems are in the best interests of Yilaime, which might be to the detriment of the goals and objectives of the Company.

On June 28, 2016, we entered into a Modular Construction & Technology Services Agreement (the “Modular Services Agreement”) with AmericaTowne Inc. (“ATI”), a Delaware corporation and fully-reporting company with the SEC. The impetus behind the Modular Services Agreement was the Company’s Cooperative Agreement with the Shexian County Government, China. Under the Cooperative Agreement, ATI and the Shexian County Bureau have agreed to a partnership in furthering the development of an AmericaTowne community in the Hanwang mountains, Shexian, China. In addition, ATI, at the invitation of the Xiamen Longyan City Chamber of Commerce, Xiamen/Longyan China and the Xiamen City Growth Planning Agency plan to pursue the development of an AmericaTowne Community and an International School in Longyan County China.

Under the Modular Services Agreement, ATI Modular shall provide the research, development, training and modular technology in a manner deemed commercially acceptable by ATI based on its commercially reasonable requirements, plans and specifications, which shall be agreed upon in advance of any substantial and material construction. ATI will pay the Company a quarterly fee of $125,000 per quarter. The initial fee under the Modular Services Agreement with AmericaTowne was recorded as a related-party receivable upon its execution. The Services Agreement is set to expire on June 10, 2020, absent early termination for breach thereof by either party. ATI retains an option to extend the term under its sole discretion until June 10, 2025 by providing written notice to the Company by March 10, 2019. Yilaime has agreed to be the Company’s exclusive independent contractor in providing the services in the Services Agreement, and has agreed to a non-compete and non-circumvent agreement.

On June 29, 2016, we entered into an IC-DISC Service Provider Agreement with AXP Holding Corporation, a Nevada corporation (“AXP Holding”) and related party to the Company through Mr. Perkins control of AXP Holding. AXP Holding is an Interest Charge - Domestic International Sales Corporation, or “IC-DISC”. AXP IC-DISC tax-exempt status was authorized and approved by the United States Department of the Treasury, Internal Revenue Service. As an IC-DISC, AXP Holding may, under certain conditions, act as a sister corporation to entities and provide services to assist a company in obtaining lower tax rates on export income. In addition to the export tax savings provided by AXP, AXP can provide an additional array of services including promoting the Company’s export activities, purchasing receivables from the Company at a discount through a factoring relationship, and providing the Company with working capital loans.

16

The term under the IC-DISC Service Provider Agreement is set to expire on December 6, 2019, absent early termination for breach thereof by either party. AXP retains the right to extend the term, exercising its sole discretion, to December 6, 2024 by providing written notice to the Company by November 6, 2019. AXP has agreed to a non-compete and non-circumvent in providing the services under the IC-DISC Service Provider Agreement. The Company has agreed to pay AXP a commission fee up to the greater of 50% of the Company’s export net income or 4% of the Company’s export gross receipts. The Company will determine the exact amount and the method of payment of the commission fee. The commission fee shall be paid at the option of the Company periodically throughout the year, but no later than December 31 on annual basis. If there is no commission fee due to no export sales, the Company will pay AXP an export service fee of $50,000. The export service fee, if any, is due on or before December 31 on an annual basis.

In addition, for referring businesses from the Company’s “Export Platform” or “Community,” AXP agrees to pay the Company 25% of each “Sales Export Service Fee” charged and received as an “IC-DISC Commission” from each Exporter or Licensee resulting from participating in the Export Platform or Community. This fee is called a “Group Export Consulting Fee” in the IC-DISC Service Provider Agreement, and is due no later than fifteen business days after receipt from the Exporter or Licensee, but no later than December 31 on an annual basis. For illustrative purposes, if AXP receives and or charges an Exporter 50% of its net export sales as a commission, and that value is $100,000, AXP would owe the Company 25%, or $25,000. Furthermore, during the term, the Company shall pay AXP a flat fee of $5,000 per transaction for purchasing receivables from the Company, plus an interest rate for such factoring at the prime rate plus one-percent.

The Company is in the early stages of its operations, and many of its plans and objectives are aspirational in nature, and thus might never come to fruition. At this time, the Company plans to retain engineering and architectural firms based in the United States who have extensive experience in developing modular structures in the United States, China and other foreign locations based on market demand, which has not been thoroughly researched to date. The Company has been focused on obtaining quotes, negotiating formal engagements and researching all aspects of the modular construction industry. While the infrastructure is still in the developmental stage, the Company is confident that it has the experience, or access to those with experience, in the modular construction field.

The Company plans on engaging in onsite placement and delivery of modular structures. Mr. Perkins has extensive experience in operating business in China. One of the reasons that Mr. Perkins was sought out and invited to participate in developing the modular industry in China is that he was the co-chairman of a construction company in China - Yilaime Foreign Partnership in Henghsui China. His experience with Yilaime Foreign Partnership allows ATI Modular to call on local companies in China as well as modular companies and experts in the United States to help provide on-site services. Yilaime Foreign Partnership is not a related party to the Company, ATI, Yilaime or AXP.

In addition, the Company recently joined the Modular Building Institute in Charlottesville, Virginia. In September of 2016, Mr. Perkins attended the Institute’s annual exposition in order to line up available suppliers, and experts in the modular construction field.

We intend on offering support services in all phases of modular construction. Our approach will be to focus on exporting United States based technology, services and equipment, and general “know-how.” Exporters in our related company, AmericaTowne, are experienced in the modular field and we plan on allowing those experienced exporters to participate in various levels of our program.

17

The Company currently does not have a principal supplier of raw materials. The Company has identified potential sources of raw materials in the United States through its membership in the Modular Building Institute. One of our primary challenges will be pricing the source of raw materials and delivery to China. We are also looking to potential raw material sources in China.

To operate within China, the Company requires approval of government officials in China. In both cases where the Company has signed Cooperative or Definitive Agreements (and in the case of the Shexian Agreement), and at the invitation of the local government, we have the approval to register and conduct business.

As with any business plan that is aspirational in nature, there is no assurance the Company will be able to accomplish all of its objectives or that it will be able to meet financing needs to accomplish said objectives. The Company is a “shell company,” as defined under Rule 12b-2 of the Exchange Act. Our CIK number is 0001697426, and we have selected December 31 as our fiscal year.

Description of Property

We are currently evaluating a physical location for our operations in China along with a manufacturing facility. Our principal executive offices are located at 4700 Homewood Court, Suite 100 in Raleigh, North Carolina. We are registered as a foreign business entity in the State of North Carolina. We lease the office space from Yilaime Corporation, a Nevada corporation doing business in North Carolina for $2,500 per month. Yilaime is a related party to the Company.

Legal Proceedings

There are not presently any material pending legal proceedings to which the Company is a party or as to which any of its property is subject, and no such proceedings are known to the Company to be threatened or contemplated against it.

Market Price of and Dividends on the Registrants Common Equity and Related Stockholder Matters.

Prior to June 27, 2016, the Company was incorporated as Global Recycle Energy, Inc. On June 27, 2016, the Company amended its Articles of Incorporation with the State of Nevada to change the name of the Company to ATI Modular Technology Corporation. On June 12, 2017, FINRA approved the name change to ATI Modular Technology Corp and symbol change to ATMO. The Company is subject to Alternative Reporting Standards. The range of high and low bid information for the Company’s common shares for each full quarterly period within the two most recent fiscal years, and any subsequent interim period for which financial statements are included, or as required under Article 3 of Regulation S-X, is as follows:

	10/1/15-12/31/15	1/1/16-3/31/16	4/1/16-6/30/16	7/1/16-9/30/16	10/1/16-12/31/16	1/1/17-3/31/17	4/1/17-6/30/17	7/1/17-9/30/17
High	0.14	0.44	0.4	9.74	8.95	9.39	8.25	74.99
Low	0.09	0.1	0.15	0.4	7.5	5.25	0.35	0.25

As the most recent practicable date, there are approximately 181 record holders of our common stock with an aggregate of 126,740,708 shares issued and outstanding. The Company has not paid any cash dividends to date and does not anticipate or contemplate paying dividends in the foreseeable future. It is the present intention of management to utilize all available funds for the development of the Company’s business. We have no securities authorized for issuance under any Equity Compensation Plans.

The Company’s shares are traded on the OTC Markets on OTC:Pink. The Company is currently listed by FINRA as a Caveat Emptor security and public interest concern with the OTC. The potential reasons for this categorization are set forth at http://www.otcmarkets.com/stock/ATMO/quote, even though no specific reason has been stated by OTC.

18

Financial Statements

 ATI Modular Technology Corp
Balance Sheets

	September 30	December 31
	2017	2016
	(Unaudited)
Assets
Current assets
Cash and cash equivalents	$167,554	$94,266
Accounts receivable, net - related parties	1,096,384	458,755
Other receivables - related parties	95,504	159,772
Total Current Assets	1,359,442	712,793

Office Equipment Furniture & Fixtures	3,679	6,280

Total Assets	$1,363,121	$719,073

Liabilities and Stockholders' Equity

Current Liabilities
Accounts payable and accrued expenses	$27,412	$209,699
Deposit from customers	—	—
Deferred Revenue	1,004,387	324,387
Income tax payable	7,246	—
Total Current Liabilities	1,039,045	534,086

Total Liabilities	1,039,045	534,086

Commitments and Contingencies

Stockholders' Equity
Common stock, $0.001 par value, 500,000,000 shares authorized;
126,740,708 and 126,733,337 shares issued and outstanding	126,741	126,733
Common stock subscribed	1,000	982
Additional paid in capital	896,341	833,363
Deferred compensation	(375,000)	(450,000)
Receivable for issuance of stock	(206,980)	(167,000)
Retained Earnings	(118,026)	(159,091)
Total stockholders' equity	324,076	184,987
Total liabilities and stockholders' equity	$1,363,121	$719,073

See Notes to Financial Statements

19

ATI Modular Technology Corp
Statements of Operations
(Unaudited)

	For the three months ended		For the nine months ended
	September 30		September 30
	2017	2016	2017	2016

Revenues - related parties	$125,000	$125,000	$375,000	$250,000
Cost of revenues - related parties	—	—	—	—
Gross profit	125,000	125,000	375,000	250,000

Operating expenses
General and administrative	122,284	90,227	326,688	118,129

Net income (loss) from operation	2,716	34,773	48,312	131,871

Other Income	—	—	—	3,859

Net income (loss) from operation before taxes	2,716	34,773	48,312	135,730

Provision for income taxes	408	6,245	7,247	6,245

Net income (loss)	$2,308	$28,528	$41,065	$129,485

Earnings (Loss) per common share-basic and diluted	$0.00	$0.00	$0.00	$0.00

Weighted average number of common shares outstanding basic and diluted	126,740,708	116,460,383	126,739,881	116,204,874

See Notes to Financial Statements

20

ATI Modular Technology Corp

Statements of Cash Flows
(Unaudited)

	For the Nine Months Ended
	September 30
	2017	2016

Operating Activities
Net income (loss) of the period	$41,065	$129,485
Adjustments to reconcile net loss from operations
Bad debt expense	49,655	15,927
Depreciation	3,462	208
Shares issued for services	—	—
Amortization on deferred compensation	75,000	—
Changes in Operating Assets and Liabilities
Accounts receivable	(687,284)	(316,892)
Other receivables	64,269	—
Advances to officers	—	(130,311)
Accounts payable and accrued expenses	(182,286)	3,699
Due to related parties	—	8,509
Deposit from customers	—	—
Income tax payable		6,245
Deferred revenue	680,000	250,000
Income tax payable	7,246	—
Net cash provided by (used in) operating activities	51,127	(50,148)

Investing Activities
Purchase of fixed assets	(861)	(4,156)
Net cash used in investing activities	(861)	(4,156)

Financing Activities
Proceeds from issuance of stock	23,022	140,118
Net cash provided by financing activities	23,022	140,118

Net increase (decrease) in cash and equivalents	73,288	85,814

Cash and equivalents at beginning of the period	94,266	—
Cash and equivalents at end of the period	$167,554	$85,814

Supplemental cash flow information:
Interest paid	$—	$—
Income taxes paid	$—	$—

See Notes to Financial Statements

21

ATI Modular Technology Corp.
Notes to Financial Statements
(Unaudited)

NOTE 1. ORGANIZATION AND DESCRIPTION OF BUSINESS

ATI Modular Technology Corp., defined above and herein as the “Company” formerly Global Recycle Energy, Inc., was incorporated under the laws of the State of Nevada on March 7, 2008. The Company is engaged in the development and the exporting of modular energy efficient technology and processes that allow government and private enterprises in China to use US-based methods for creating modular spaces, facilities, and properties. As with any business plan that is aspirational in nature, there is no assurance we will be able to accomplish all our objective or that we will be able to meet our financing needs to accomplish our objectives.

The Company is an operating company engaged in the development and the exporting of modular energy efficient and smart technology and processes that allow government and private enterprises in China and elsewhere to use US-based methods for creating modular spaces, facilities, and properties. The Company is in the business of all aspects of modular and smart construction, including but not limited to, (a) the furtherance of modular and smart construction technology, education, development and production in developed and undeveloped countries, (b) acquisition and/or installation of construction equipment, materials, furnishings, hardware, insulation, flooring, roofing, wiring, plumbing, heating and air conditioning, and landscaping, and (c) other businesses directly or tangentially related to these lines of services, including assisting businesses and entrepreneurs in securing naming, licensing or promotional rights, driving internet and media traffic, increasing visibility of product and name recognition, and other services.

Our principal executive offices are located at 4700 Homewood Court, Suite 100 in Raleigh, North Carolina. We are registered as a foreign business entity in the State of North Carolina. We lease the office space from Yilaime Corporation, a Nevada corporation doing business in North Carolina, and a related party to the Company, as set forth below. Our physical location for our operations in China along with a manufacturing facility is Anhui Province Jiangnan Industrial Concentration Zone New Energy Industry Park A1, A2, A5 Plant Chizhou City, Anhui Province, China. The Company has registering its wholly owned subsidiary Anhui Ao De Xin Modular Building Technology Co. Ltd. in Jiangnan Industry Zone, Chizhou, China.

The Company entered an Investment and Cooperation Agreement with the Jiangnan Industry Zone in Anhui Province, China dated September 8, 2016 (the “Jiangnan Cooperation Agreement”). On December 28, 2016, the Company entered the definitive agreement, American ATI Modular Technology Company Project Investment Agreement (the “Investment Agreement”) with the Administrative Committee, Jiangnan Industry Zone in Anhui Province. The Investment Agreement superseded the Jiangnan Cooperation Agreement. Under the Investment Agreement, the Administrative Committee of Jiangnan Industrial Concentration Zone of Anhui Province (hereinafter, “Jiangnan”) and the Company have agreed to the construction of the Company’s green, modular building and related technology under the project name “Modular Plant Production Base.”

Under the Investment Agreement, the Company has agreed to manufacture and install modular buildings, and provide research into the development of green building module manufacturing using US based technology. The Company has agreed to provide appropriate technology and intelligent systems in providing modular building lifecycle services. In addition, to modular and smart technology, the Company and Jiangnan has agreed to establish: 1) a modular development institute research and training center; 2) an entrepreneurial incubator; 3) an engineering technology research center; 4) an industrial design center; 5) a post-doctoral workstations and engineering laboratories; and 6) an international student intern summer work program. Where possible the Company’s aim is to increase US exports by using American based technology, equipment and services. (Strategy).

The Company presented to Anhui Project to United States Ex-Im Bank, which provided a Letter of Interest in providing support for the Project. Additionally, pursuant to its agreement with Chizhou government, Chizhou preliminarily agreed to provide support for EX-IM funding either by a guarantee or local bank support. Although no loan application has been submitted management is under the impression that subject to meeting Ex-Im Bank’s standard underwriting requirements, there is a possibility of loans, and other funding including working capital and insurance. Going forward, we plan on working with Ex-Im to seek insurance and funding for the Chizhou operations. There is no assurance that funding and or insurance will be obtained.

22

The Company entered the Modular Services Agreement with AmericaTowne, a related party and the majority and controlling shareholder of the Company, to support AmericaTowne’s obligations under the Shexian Agreement in designing, installing and manufacturing American modular technology for use in all government and private buildings throughout Shexian County, and elsewhere in China. The terms and conditions of the Modular Services Agreement with AmericaTowne and the Shexian Agreement are set forth above.

Also, the Company has entered the Yongan and Shexian Agreements to pursue the development of business opportunities involving modular technology and investments, and business development. While we plan to have robust operations in the United States and international locations, we expect the bulk of our operations and revenue will come from China.

China's economy and its government impact our revenues and operations. While the Company has an agreement in place with the government of Jiangnan as well as the approval by government officials in Shexian and Yongan China to operate facilities there is no assurance that we will operate the facilities successfully. Additionally, the Company will need government approval in other locations in China to operate other aspects of our business plan. There is no assurance that we will be successful in obtaining approvals from government entities in other locations to operate other aspects of our business plan. Finally, Mr. Perkins, as a control person of each entity – AmericaTowne and the Company, might elect to forego certain obligations of AmericaTowne under other Corporative Agreements currently in place or not enter more definitive agreements with Governments in China and elsewhere, which in turn, could impact the Company’s ability to meet its business plan set forth herein.

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

These financial statements have been prepared in accordance with generally accepted accounting principles in the United States of America ("U.S. GAAP”).

Interim Financial Statements

These interim unaudited financial statements have been prepared in accordance with accounting principles generally accepted in the United States for interim financial information. They do not include all the information and footnotes required by generally accepted accounting principles for complete financial statements. Therefore, these financial statements should be read in conjunction with the Company's audited financial statements and notes thereto contained in its report on Form 10-K for the transition period ended December 31, 2016.

The financial statements included herein are unaudited; however, they contain all normal recurring accruals and adjustments that, in the opinion of management, are necessary to present fairly the Company's financial position at September 30, 2017, and the results of its operations and cash flows for the nine months ended September 30, 2017. The results of operations for the period ended September 30, 2017 are not necessarily indicative of the results to be expected for future quarters or the full year.

Accounting Method

The Company's financial statements are prepared using the accrual method of accounting. The Company has elected a fiscal year ending on December 31.

23

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. In the opinion of management, all adjustments necessary in order to make the financial statements not misleading have been included. Actual results could differ from those estimates.

Financial Instruments

The carrying amount reported in the balance sheet for cash, accounts receivable, accounts payable, accrued expenses, interest payable and short-term notes payable approximate fair value because of the immediate or short term maturity of these financial instruments.

Cash Equivalents

The Company considers all highly liquid investments with maturity of three months or less when purchased to be cash equivalents.

Accounts Receivable

Accounts' receivable are stated at the amount management expects to collect from outstanding balances. Management provides for probable uncollected amounts through a charge to earnings and a credit to an allowance for bad debts based on its assessment of the current status of individual accounts. Balances that are still outstanding after management has used reasonable collection efforts are written off through a charge to the allowance for bad debts and a credit to accounts receivable.

Our bad debt policy is determined by the Company's periodic review of each account receivable for reasonable assurance of collection. Factors considered are the customer's financial condition, past payment history if any, any conversations with the customer about the customer's financial conditions and any other extenuating circumstances. Based upon the above factors the Company makes a determination whether the receivable are reasonable.

Concentration of Credit Risk

Financial instruments that potentially subject the Company to a significant concentration of credit risk consist primarily of cash and cash equivalents. The Company maintains deposits in federally insured financial institutions in excess of federally insured limits. However, management believes the Company is not exposed to significant credit risk due to the financial position of the depository institutions in which those deposits are held.

Property, Plant, and Equipment

Property, plant and equipment are initially recognized recorded at cost. Gains or losses on disposals are reflected as gain or loss in the period of disposal. The cost of improvements that extend the life of plant and equipment are capitalized. These capitalized costs may include structural improvements, equipment and fixtures. All ordinary repairs and maintenance costs are expensed as incurred.

24

Depreciation for financial reporting purposes is provided using the straight-line method over the estimated useful lives of the assets:

Office equipment	5 years

For the nine months ended September 30, 2017 and 2016 depreciation expense is $3,462 and $208, respectively

Income Taxes

Income taxes are provided in accordance with Statement of Financial Accounting Standards ASC 740 Accounting for Income Taxes. A deferred tax asset or liability is recorded for all temporary differences between financial and tax reporting and net operating loss carry forwards. Deferred tax expense (benefit) results from the net change during the year of deferred tax assets and liabilities. Deferred tax assets are reduced by a valuation allowance when, in the opinion of management, it is more likely than not that some portion of all the deferred tax assets will be realized. Deferred tax assets and liabilities are adjusted for the effects of changes in tax laws and rates on the date of enactment.

The Company was established under the laws of the State of Nevada and is subject to U.S. federal income tax and Nevada state income tax, if any. Deferred income tax assets and liabilities are computed for differences between the financial statement and tax bases of assets and liabilities that will result in future taxable or deductible amounts and are based on enacted tax laws and rates applicable to the periods in which the differences are expected to affect taxable income. Valuation allowances are established when necessary to reduce deferred income tax assets to the amount expected to be realized.

Earnings per Share

In February 1997, the FASB issued ASC 260, "Earnings per Share", which specifies the computation, presentation and disclosure requirements for earnings (loss) per share for entities with publicly held common stock. ASC 260 supersedes the provisions of APB No. 15, and requires the presentation of basic earnings (loss) per share and diluted earnings (loss) per share. The Company has adopted the provisions of ASC 260 effective (inception).

Basic earnings or net loss per share amounts are computed by dividing the net income or loss by the weighted average number of common shares outstanding. Diluted earnings per share are the same as basic earnings per share due to the lack of dilutive items in the Company.

At September 30, 2017 and December 31, 2016, no potentially dilutive shares were outstanding.

Impact of New Accounting Standards

The Company does not expect the adoption of recently issued accounting pronouncements to have a significant impact on the Company's results of operations, financial position, or cash flow.

25

Revenue Recognition

The Company's revenue recognition policies comply with FASB ASC Topic 605. The Company follows paragraph 605-10-S99-1 of the FASB Accounting Standards Codification for revenue recognition. The Company will recognize revenue when it is realized or realizable and earned. The Company considers revenue realized or realizable and earned when all the following criteria are met: (i) persuasive evidence of an arrangement exists,

(ii) the product has been shipped or the services have been rendered to the customer, (iii) the sales price is fixed or determinable, and (iv) collectability is reasonably assured.

The Company does not provide unconditional right of return, price protection or any other concessions to its customers.

There were no sales returns and allowances from inception to September 30, 2017.

NOTE 3. GOING CONCERN

The Company's financial statements are prepared using accounting principles generally accepted in the United States of America applicable to a going concern that contemplates the realization of assets and liquidation of liabilities in the normal course of business.

The Company is still in development stage and has not created sufficient revenue to cover any operating losses it may incur. Management's plans include the raising of capital through the equity markets to fund future operations, seeking additional acquisitions, and generating of revenue through our business. However, there can be no assurances the Company will be successful in its efforts to secure additional equity financing and obtaining sufficient revenue producing contracts. These factors raise substantial doubt about the Company's ability to continue as a going concern. The financial statements do not include any adjustments relating to the recoverability and classification of recorded asset amounts, or amounts and classification of liabilities that might result from this uncertainty.

NOTE 4. ACCOUNT RECEIVABLES – RELATED PARTIES

The nature of the accounts receivable for September 30, 2017 in the amount of $1,154,089 are for modular construction and technology services and utilization of anticipated modular construction technology by ATI pursuant to the Modular Construction & Technology Services Agreement between ATI and the Company dated June 28, 2016 (hereinafter, the “ATI Services Agreement”) and for the Sales and Support Services Agreement with Yilaime on June 27, 2016 (the “Yilaime Services Agreement”). On September 30, 2017, the Company's allowance for bad debt is $57,705 which provides a net receivable balance of $1,096,384.

Accounts receivable consist of the following:

	Sept 30 2017	Dec 31 2016

Accounts receivable related parties	1,154,089	482,900
Less: Allowance for doubtful accounts	(57,705)	(24,145)
Accounts receivable, net	$1,096,384	$458,755

Bad debt expense was $49,655 and $15,927 for the nine months ended September 30, 2017 and 2016, respectively.

26

NOTE 5. DEFERRED REVENUE

The Company receives $250,000 quarterly fee from Yilaime for Sales and Support Services Agreement. In accordance with ASC 605-50-45, the Company defers and recognizes as a reduction to the future costs for quarterly fee. For the nine months September 30, 2017, $750,000 fee from exclusive agreement incurred; $1,004,387 is booked deferred revenue as current liability on September 30, 2017 and $70,000 went against cost charged by Yilaime.

NOTE 6. SHAREHOLDER'S EQUITY

The stockholders' equity section of the Company contains the following classes of capital stock as of September 30, 2017:

Common stock, $ 0.001 par value: 500,000,000 shares authorized; 126,740,708 shares issued and outstanding;

Preferred stock, none: 0 shares authorized; but not issued and outstanding.

NOTE 7. STOCK BASED COMPENSATION

The Company entered into an employment lock-up agreement on July 1, 2016 with Alton Perkins to serve as the Chairman of the Board, President, Chief Executive Officer, Chief Financial Officer and Secretary. The term of Mr. Perkins' agreement is five years with the Company retaining an option to extend in one-year periods. In consideration for Mr. Perkins' services, the Company has agreed to issue to his designee, the Alton & Xiang Mei Lin Perkins Family Trust, 10,000,000 shares of common stock. The Company may elect in the future to include money compensation to Mr. Perkins or his designee for his services provided there is sufficient cash flow.

For the nine months ended September 30, 2017, $75,000 of stock compensation was charged to operating expenses and $375,000 was recorded as deferred compensation on September 30, 2017.

NOTE 8. RELATED PARTIES TRANSACTIONS

The Company intends on relying on other businesses controlled by our sole director and officer, and beneficial owner of the majority shares of common stock in the Company – Alton Perkins, in implementing its business plan.

Mr. Perkins is the control person of Yilaime Corporation, AmericaTowne and AXP Holding Corporation. At this time, the purpose of the Company is to service the construction and related technology needs of AmericaTowne under AmericaTowne’s agreements with the Shexian County Investment Promotion Bureau in developing an AmericaTowne community in the Hanwang mountains in Shexian, China. The Company also intends on supporting these services in other AmericaTowne ventures at the invitation of the Xiamen Longyan City Chamber of Commerce, Xiamen/Longyan China and the Xiamen City Growth Planning Agency in developing an AmericaTowne Community and an International School in Longyan County China.

27

The related export services rendered to the Company in the implementation of its business plan cannot be provided by AmericaTowne or through the AmericaTowne relationship. In order to avoid conflicts of interest, Mr. Perkins is of the opinion that there must be a separate and distinct agreement between, in this case, the Company and AXP Holding Corporation. Furthermore, although other similar IC-DISC entities exist, the Company is able to obtain better terms and conditions from AXP Holding Corporation in light of Mr. Perkins’ control of AXP Holding Corporation.

AmericaTowne’s Board of Directors determined that operating and controlling a separate but related entity focused on the development and the exporting of modular energy efficient technology and processes for government and private enterprises in China would be more prudent from a risk mitigation and operational standpoint than providing these services under the AmericaTowne business plan. Furthermore, the intent of the Company is to expand its services and relationships to other similar endeavors in projects not related to AmericaTowne, thus the need to maintain and operate a separate entity.

Cooperative Agreement (Shexian County Government, China)

The Company’s majority and controlling shareholder – AmericaTowne, is a party under the Cooperative Agreement with the Shexian County Investment Promotion Bureau (the “Shexian Agreement”). Under the Shexian Agreement, AmericaTowne and the Shexian County Bureau have agreed to a partnership in furthering the development of an AmericaTowne community in the Hanwang mountains. Although not definitive at this time, the parties have agreed that, in consideration for AmericaTowne’s investment of approximately $30,000,000 into the development, plus any additional tax paid to the local government, where applicable, the Shexian County Bureau will dedicate local resources, including land (which AmericaTowne would be required to obtain rights through local bid invitation), and participation with AmericaTowne in an agreed upon equity split through a future definitive agreement.

The Company will be providing construction and technology services to AmericaTowne in facilitating AmericaTowne’s obligations under the Shexian Agreement. The Company’s ability to generate revenue under its agreement with AmericaTowne could be impaired in the event AmericaTowne is not able to meet its obligations under the Shexian Agreement. Furthermore, Mr. Perkins, as a control person of each entity, might elect to forego certain obligations of AmericaTowne under the Shexian Agreement or not enter into a more definitive agreement with the Shexian County Bureau, which in turn, could impact the Company’s ability to meet its business plan set forth herein.

Sales and Support Services Agreement (Yilaime Corporation)

On June 27, 2016, we entered into a Sales and Support Services Agreement with Yilaime Corporation, a Nevada corporation (“Yilaime”). Yilaime is controlled by Alton Perkins, who is our sole director and officer. Yilaime, and another related-party – Yilaime Corporation of NC, Inc. (“Yilaime NC”), are the holders of the majority of issued and outstanding shares of common stock in AmericaTowne, Inc. (“ATI”), a Delaware corporation and fully-reporting company with the United States Securities and Exchange Commission (the “SEC”). Mr. Perkins is also the Trustee of the Alton & Xiang Mei Lin Perkins Family Trust (“Perkins Trust”) and the AXP Nevada Asset Protection Trust 1 (“AXP”), which holds 5,100,367 and 120,000 shares, respectively, of the issued and outstanding common stock in ATI. Mr. Perkins is the beneficial owner of 20,674,484 shares of ATI, which equals 90.11% of issued and outstanding shares. Mr. Perkins is the beneficial owner of the majority and controlling interest in the Company through his direct holdings, and beneficial holdings through Yilaime, AXP and the Perkins Trust. ATI, Perkins Trust and Mr. Perkins beneficially own 110,117,593 shares, or 86%, of the Company’s common stock.

Under the Services Agreement, Yilaime will provide the Company with marketing, sales and support services in the Company’s pursuit of ATI Modular business in China in consideration of a commission equal to 10% of the gross amount of monies procured for the Company through Yilaime’s services. In consideration of the right to receive this commission, Yilaime has agreed to pay the Company a quarterly fee of $250,000 starting on July 1, 2016. The Services Agreement is set to expire on June 10, 2020, absent early termination for breach thereof by either party. Yilaime retains an option to extend the term under its sole discretion until June 10, 2025 by providing written notice to the Company by March 10, 2019. Yilaime has agreed to be the Company’s exclusive independent contractor in providing the services in the Services Agreement, and has agreed to a non-compete and non-circumvent agreement.

Yilaime is obligated to provide support services only in a manner that is deemed commercially acceptable by Yilaime and Yilaime has the sole right to determine the means, manner and method by which services will be provided and at the time and location of its choosing. Furthermore, as the control person of Yilaime, Mr. Perkins might make decisions he deems are in the best interests of Yilaime, which might be to the detriment of the goals and objectives of the Company.

28

Modular Construction & Technology Services Agreement (AmericaTowne)

On June 28, 2016, we entered into a Modular Construction & Technology Services Agreement (the “Modular Services Agreement”) with AmericaTowne Inc. (“ATI”), a Delaware corporation and fully-reporting company with the United States Securities and Exchange Commission (the “SEC”). The impetus behind the Modular Services Agreement was the Company’s Cooperative Agreement with the Shexian County Government, China. Under the Cooperative Agreement, ATI and the Shexian County Bureau have agreed to a partnership in furthering the development of an AmericaTowne community in the Hanwang mountains, Shexian, China. In addition, ATI, at the invitation of the Xiamen Longyan City Chamber of Commerce, Xiamen/Longyan China and the Xiamen City Growth Planning Agency plan to pursue the development of an AmericaTowne Community and an International School in Longyan County China.

Under the Modular Services Agreement, ATI Modular shall provide the research, development, training and modular technology in a manner deemed commercially acceptable by ATI based on its commercially reasonable requirements, plans and specifications, which shall be agreed upon in advance of any substantial and material construction. ATI will pay the Company a quarterly fee of $125,000 per quarter. The initial fee was paid upon signing the Modular Services Agreement. The Services Agreement is set to expire on June 10, 2020, absent early termination for breach thereof by either party. ATI retains an option to extend the term under its sole discretion until June 10, 2025 by providing written notice to the Company by March 10, 2019. Yilaime has agreed to be the Company’s exclusive independent contractor in providing the services in the Services Agreement, and has agreed to a non-compete and non-circumvent agreement.

Interest Charge – Domestic International Sales Agreement (AXP Holding Corporation)

On June 29, 2016, we entered into an IC-DISC Service Provider Agreement with AXP Holding Corporation, a Nevada corporation (“AXP Holding”) and related party to the Company through Mr. Perkins control of AXP Holding. AXP Holding is an Interest Charge - Domestic International Sales Corporation, or “IC-DISC”. AXP IC-DISC tax-exempt status was authorized and approved by the United States Department of the Treasury, Internal Revenue Service. As an IC-DISC, AXP Holding may, under certain conditions, act as a sister corporation to entities and provide services to assist a company in obtaining lower tax rates on export income. In addition to the export tax savings provided by AXP, AXP can provide an additional array of services including promoting the Company’s export activities, purchasing receivables from the Company at a discount through a factoring relationship, and providing the Company with working capital loans.

The term under the IC-DISC Service Provider Agreement is set to expire on December 6, 2019, absent early termination for breach thereof by either party. AXP retains the right to extend the term, exercising its sole discretion, to December 6, 2024 by providing written notice to the Company by November 6, 2019. AXP has agreed to a non-compete and non-circumvent in providing the services under the IC-DISC Service Provider Agreement.

The Company has agreed to pay AXP a commission fee up to the greater of 50% of the Company’s export net income or 4% of the Company’s export gross receipts. The Company will determine the exact amount and the method of payment of the commission fee. The commission fee shall be paid at the option of the Company periodically throughout the year, but no later than December 31 on annual basis. If there is no commission fee due to no export sales, the Company will pay AXP an export service fee of $50,000. The export service fee, if any, is due on or before December 31 on an annual basis.

In addition, for referring businesses from the Company’s “Export Platform” or “Community,” AXP agrees to pay the Company 25% of each “Sales Export Service Fee” charged and received as an “IC-DISC Commission” from each Exporter or Licensee resulting from participating in the Export Platform or Community. This fee is called a “Group Export Consulting Fee” in the IC-DISC Service Provider Agreement, and is due no later than fifteen business days after receipt from the Exporter or Licensee, but no later than December 31 on an annual basis. For illustrative purposes, if AXP receives and or charges an Exporter 50% of its net export sales as a commission, and that value is $100,000, AXP would owe the Company 25%, or $25,000. Furthermore, during the term, the Company shall pay AXP a flat fee of $5,000 per transaction for purchasing receivables from the Company, plus an interest rate for such factoring at the prime rate plus one-percent.

29

The Company recognizes and confirms the requirements in ACS 850- 10-50-6 to disclose all related party transactions between the Company and related party transactions and or relationships.

The Company also leases office space from Yilaime for $2,500/month.

Pursuant to ASC 850-10-50-6, the Company makes the following transaction disclosures for the nine months ended or as of September 30, 2017:

For Statement of Operations:

(a)	$375,000 in revenues for ATI Services Agreements with the Company;
(b)	$22,500 for general and administrative expenses for rent expenses the Company paid to Yilaime towards its lease agreement;
(c)	$48,312 of compensation expense for AXP Holding Corp charges for DISC.

(d)	$75,000 and $0 for general and administrative operating expenses recorded as stock compensation for respective employment agreements;

(e)	$3,477 for general and administrative expenses for commissions and fees

For Balance Sheets on September 30, 2017 and December 31, 2016:

(a)	$172,173 and $60,088 net account receivables ATI owes to the Company;

(b)	$924,211 and $398,668 net account receivables Yilaime owes to the Company;

(c)	$95,504 and $159,772 prepayments to AXP Holding Corp;

(d)	$1,004,387 and $324,387 deferred revenue-Yilaime;

(e)	$23,712 and 198,000 as accounts payable to Anhui Ao De Xin Modular Construction Technology Co., Ltd.;

(f)	375,000 and 450,000 as deferred compensation pursuant to respective employment agreements.

NOTE 9. INCOME TAXES

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes.

Significant components of income tax expense for the nine months ended September 30, 2017 and 2016 are as follows:

	For the Nine Months Ended
	September 30, 2017	September 30, 2016
Current tax expense	$7,247	$6,245
Deferred tax expense	—	—
Tax expense (benefit)	$7,247	$6,245

The Company had $7,247 and $6,245 of income tax liability as of September 30, 2017 and December 31, 2016, respectively.

30

ATI Modular Technology Corp.
(FKA Global Recycle Energy, Inc.)

FINANCIAL STATEMENTS

As of December 31, 2016 and 2015

And For the Year Ended December 31, 2016 and 2015

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholders of

ATI Modular Technology Corp.

We have audited the accompanying balance sheets of ATI Modular Technology Corp. as of December 31, 2016, June 30, 2016 and June 30, 2015 and the related statement of operations, stockholders’ equity, and cash flows for the six months ended December 31, 2016 and for each of the years in the two-year period ended June 30, 2016. ATI Modular Technology Corp.’s management is responsible for these financial statements. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall consolidated financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of ATI Modular Technology Corp. as of December 31, 2016, June 30, 2016 and June 30, 2015, and the results of operations and cash flows for the six months ended December 31, 2016 and for each of the years in the two-year period ended June 30, 2016 in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 3 to the financial statements, The Company is still in development stage and has not created sufficient revenue to cover any operating losses it may incur, which raise substantial doubt about the Company’s ability to continue as a going concern. Management’s plans concerning this matter are also described in Note 3. The accompanying financial statements do not include any adjustments that might result from the outcome of this uncertainty.

As discussed in Note 2 to the financial statements, the financial statements for the six months ended December 31, 2016 and for the year ended June 30, 2016 have been restated to correct a misstatement.

/s/Yichien Yeh, CPA

Yichien Yeh, CPA

Oakland Gardens, New York

July 16, 2017

31

ATI Modular Technology Corp
Balance Sheets
	December 31	June 30	June 30
	2016	2016	2015
	(Restated)	(Restated)
Assets

Current assets
Cash and cash equivalents	$94,266	$—	$—
Accounts receivable, net - related parties	458,755	118,750	—
Other receivables - related parties	159,772	—	—
Advances to officers	—	19,241	—
Total Current Assets	712,793	137,991	—

Office Equipment Furniture & Fixtures	6,280	4,156	—

Total Assets	$719,073	$142,147	$—

Liabilities and Stockholders' Equity

Current Liabilities
Accounts payable and accrued expenses	$209,699	$19,699	$3,859
Deposit from customers	—	30,000	—
Deferred vendor allowances – related parties	324,387	—	—
Income tax payable	—	—	—
Total Current Liabilities	534,086	49,699	3,859

Total Liabilities	534,086	49,699	3,859

Commitments and Contingencies

Stockholders' Equity
Common stock,$0.001 par value, 500,000,000 shares authorized;
126,733,337, 116,075,716 and 16,075,716 shares issued and
outstanding, respectively.	126,733	116,076	16,076
Common stock subscribed	982	—	—
Additional paid in capital	833,363	32,953	32,953
Deferred compensation	(450,000)	—	—
Receivable for issuance of stock	(167,000)	—	—
Retained Earnings	(159,091)	(56,581)	(52,888)
Total stockholders' equity	184,988	92,448	(3,859)
Total liabilities and stockholders' equity	$719,074	$142,147	$—

See Notes to Financial Statements

32

ATI Modular Technology Corp
Statements of Operations

	For the Six Months Ended		For the Years Ended
	December 31		June 30
	2016	2015	2016	2015
	(Restated)	(Unaudited)

Revenues - related parties	$250,000	$—	$125,000	$—
Cost of revenues - related parties	—	—	—	—
Gross profit	250,000	—	125,000	—

Operating expenses
General and administrative	352,510	4,650	132,552	3,859

Net income (loss) from operation	(102,510)	(4,650)	(7,552)	(3,859)

Other Income	—	—	3,859	—

Net income (loss) from operation before taxes	(102,510)	(4,650)	(3,693)	(3,859)

Provision for income taxes	—	—	—	—

Net income (loss)	$(102,510)	$(4,650)	$(3,693)	$(3,859)

Earnings (Loss) per common share-basic and diluted	$0.00	$(0.00)	$(0.00)	$(0.00)

Weighted average number of common
shares outstanding basic and diluted	121,171,157	16,075,716	16,075,716	16,075,716

See Notes to Financial Statements

33

ATI Modular Technology Corp
Statements of Changes in Stockholders' Equity
(Restated)

ATI Modular Technology Corp
Balance Sheets
	December 31	June 30	June 30
	2016	2016	2015
	(Restated)	(Restated)
Assets

Current assets
Cash and cash equivalents	$94,266	$—	$—
Accounts receivable, net - related parties	458,755	118,750	—
Other receivables - related parties	159,772	—	—
Advances to officers	—	19,241	—
Total Current Assets	712,793	137,991	—

Office Equipment Furniture & Fixtures	6,280	4,156	—

Total Assets	$719,073	$142,147	$—

Liabilities and Stockholders' Equity

Current Liabilities
Accounts payable and accrued expenses	$209,699	$19,699	$3,859
Deposit from customers	—	30,000	—
Deferred vendor allowances – related parties	324,387	—	—
Income tax payable	—	—	—
Total Current Liabilities	534,086	49,699	3,859

Total Liabilities	534,086	49,699	3,859

Commitments and Contingencies

Stockholders' Equity
Common stock,$0.001 par value, 500,000,000 shares authorized;
126,733,337, 116,075,716 and 16,075,716 shares issued and
outstanding, respectively.	126,733	116,076	16,076
Common stock subscribed	982	—	—
Additional paid in capital	833,363	32,953	32,953
Deferred compensation	(450,000)	—	—
Receivable for issuance of stock	(167,000)	—	—
Retained Earnings	(159,091)	(56,581)	(52,888)
Total stockholders' equity	184,988	92,448	(3,859)
Total liabilities and stockholders' equity	$719,074	$142,147	$—

See Notes to Financial Statements
34

ATI Modular Technology Corp
Statements of Cash Flows

	For the Six Months Ended December 31		For the Year Ended June 30
	2016	2015	2016	2015
	(Restated)	(Unaudited)
Operating Activities
Net loss of the period	$(102,510)	$(4,650)	$(3,693)	(3,859)
Adjustments to reconcile net loss from operations
Bad debt expense	17,895	—	6,250	—
Depreciation	416	—	—	—
Shares issued for services	—	—	100,000	—
Amortization on deferred compensation	50,000	—	—	—
Changes in Operating Assets and Liabilities
Accounts receivable	(357,900)	—	(125,000)	—
Other receivables	(159,772)	—	—	—
Advances to officers	19,241	—	(19,241)	—
Accounts payable and accrued expenses	190,000	4,650	15,840	3,859
Deposit from customers	(30,000)	—	30,000	—
Deferred Revenue	324,387	—	—	—
Income tax payable	—	—	—	—
Net cash used in operating activities	(48,243)	—	4,156	—

Investing Activities
Purchase of fixed assets	(2,540)	—	(4,156)	—
Net cash used in investing activities	(2,540)	—	(4,156)	—

Financing Activities
Proceeds from issuance of stock	145,049	—	—	—
Net cash provided by financing activities	145,049	—	—	—

Net increase (decrease) in cash and equivalents	94,266	—	—	—

Cash and equivalents at beginning of the period	—	—	—	—
Cash and equivalents at end of the period	$94,266	$—	$—	$—

Supplemental cash flow information:
Interest paid	$—	$—	$—	$—
Income taxes paid	$—	$—	$—	$—

See Notes to Financial Statements

35

ATI MODULAR TECHNOLOGY CORP
Notes to Financial Statements

NOTE 1. ORGANIZATION AND DESCRIPTION OF BUSINESS

ATI Modular Technology Corp., defined above and herein as the “Company” formerly Global Recycle Energy, Inc., was incorporated under the laws of the State of Nevada on March 7, 2008. The Company is engaged in the development and the exporting of modular energy efficient technology and processes that allow government and private enterprises in China to use US-based methods for creating modular spaces, facilities, and properties. As with any business plan that is aspirational in nature, there is no assurance we will be able to accomplish all our objective or that we will be able to meet our financing needs to accomplish our objectives.

The Company is an operating company engaged in the development and the exporting of modular energy efficient and smart technology and processes that allow government and private enterprises in China and elsewhere to use US-based methods for creating modular spaces, facilities, and properties. The Company is in the business of all aspects of modular and smart construction, including but not limited to, (a) the furtherance of modular and smart construction technology, education, development and production in developed and undeveloped countries, (b) acquisition and/or installation of construction equipment, materials, furnishings, hardware, insulation, flooring, roofing, wiring, plumbing, heating and air conditioning, and landscaping, and (c) other businesses directly or tangentially related to these lines of services, including assisting businesses and entrepreneurs in securing naming, licensing or promotional rights, driving internet and media traffic, increasing visibility of product and name recognition, and other services.

Our principal executive offices are located at 4700 Homewood Court, Suite 100 in Raleigh, North Carolina. We are registered as a foreign business entity in the State of North Carolina. We lease the office space from Yilaime Corporation, a Nevada corporation doing business in North Carolina, and a related party to the Company, as set forth below. Our physical location for our operations in China along with a manufacturing facility is Jiangnan Industry Zone, Chizhou City, Anhui Province, China. In carrying out its business plan the Company is in the process of registering its wholly owned subsidiary Anhui Ao De Xin Modular Building Technology Co. Ltd. in Jiangnan Industry Zone, Chizhou, China.

The Company entered an Investment and Cooperation Agreement with the Jiangnan Industry Zone in Anhui Province, China dated September 8, 2016 (the “Jiangnan Cooperation Agreement”). On December 28, 2016, the Company entered the definitive agreement, American ATI Modular Technology Company Project Investment Agreement (the “Investment Agreement”) with the Administrative Committee, Jiangnan Industry Zone in Anhui Province. The Investment Agreement superseded the Jiangnan Cooperation Agreement. Under the Investment Agreement, the Administrative Committee of Jiangnan Industrial Concentration Zone of Anhui Province (hereinafter, “Jiangnan”) and the Company have agreed to the construction of the Company’s green, modular building and related technology under the project name “Modular Plant Production Base.”

Under the Investment Agreement, the Company has agreed to manufacture and install modular buildings, and provide research into the development of green building module manufacturing using US based technology. The Company has agreed to provide appropriate technology and intelligent systems in providing modular building lifecycle services. In addition, to modular and smart technology, the Company and Jiangnan has agreed to establish: 1) a modular development institute research and training center; 2) an entrepreneurial incubator; 3) an engineering technology research center; 4) an industrial design center; 5) a post-doctoral workstations and engineering laboratories; and 6) an international student intern summer work program. Where possible the Company’s aim is to increase US exports by using American based technology, equipment and services. (Strategy)

The Company entered the Modular Services Agreement with AmericaTowne, a related party and the majority and controlling shareholder of the Company, to support AmericaTowne’s obligations under the Shexian Agreement in designing, installing and manufacturing American modular technology for use in all government and private buildings throughout Shexian County, and elsewhere in China. The terms and conditions of the Modular Services Agreement with AmericaTowne and the Shexian Agreement are set forth above.

Also, the Company has entered the Yongan and Shexian Agreements to pursue the development of business opportunities involving modular technology and investments, and business development. While we plan to have robust operations in the United States and international locations, we expect the bulk of our operations and revenue will come from China.

China's economy and its government impact our revenues and operations. While the Company has an agreement in place with the government of Jiangnan as well as the approval by government officials in Shexian and Yongan China to operate facilities there is no assurance that we will operate the facilities successfully. Additionally, the Company will need government approval in other locations in China to operate other aspects of our business plan. There is no assurance that we will be successful in obtaining approvals from government entities in other locations to operate other aspects of our business plan. Finally, Mr. Perkins, as a control person of each entity – AmericaTowne and the Company, might elect to forego certain obligations of AmericaTowne under other Corporative Agreements currently in place or not enter more definitive agreements with Governments in China and elsewhere, which in turn, could impact the Company’s ability to meet its business plan set forth herein.

36

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

These financial statements have been prepared in accordance with generally accepted accounting principles in the United States of America ("U.S. GAAP").

On May 9, 2017, the Company reported that it had reached a determination to restate its previously filed financial statements for the six months ended December 31, 2016 and for the year ended June 30, 2016. The restatement had no effect on net income for the six months ended December 31, 2016 and for the year ended June 30, 2016. The restatement relates to revoke application of pushdown accounting in accordance with ASC 805-20-15-4.

On July 1, 2017, the Company reported that it had reached a determination to restate its previously filed financial statements for the six months ended December 31, 2016 and for the year ended June 30, 2016. The restatement decrease net income of $186,933 for the six months ended December 31, 2016. For the year ended June 30, 2016, the restatement had no effect on net income. The restatement relates to fees charged by Yilaime which will be recorded as a reduction of the cost of revenue when recognized in accordance with ASC 605-50-45.

The $110,938 adjustment made to Other receivables related party refers to AXP Holding Corporation and adjusts the IC-DISC fees charged. Because of the adjustment of Yilaime quarterly fees are now recorded as a reduction in the cost of revenue when recognized no DISC charges were due. Therefore, fees paid and now owed to the Company are recognized as Other receivables – related parties.

The $175,613 is a reduction in the cost of revenue recognized for services performed by Yilaime on behalf of the Company. The services resulted in the Company receiving an initial letter of interest from US ExIm Bank to provide either a direct loan and or guarantee for equipment and services in support of the Company's, Investment and Cooperation Agreement with the City of Chizhou.

The following summarizes the effects of restatement:

	Previously Reported	Adjustment	Restated
Goodwill:
12/31/2016	$206,992	(206,992)	$-
6/30/2016	$206,992	(206,992)	$-
Additional paid in capital:
12/31/2016	$1,040,355	(206,992)	$833,363
6/30/2016	$239,945	(206,992)	$32,953
Deferred Revenue:
12/31/2016	$-	324,387	$324,387
Income tax payable:
12/31/2016	$26,516	(26,516)	$-
Other receivables – related parties
12/31/2016	$48,834	110,938	$159,772
Revenue-related parties:
12/31/2016	$750,000	(500,000)	$250,000
Cost of revenues-related parties when recognized:
12/31/2016	$175,613	(175,613)	$-
General and administrative expenses:
12/31/2016	$463,448	(110,938)	$352,510
Provision for income taxes:
12/31/2016	$26,516	(26,516)	$-

37

Change in Fiscal Year End

The Company has filed its Form 8-K on January 31 of 2017 to change the Company's fiscal year end from June 30 to December 31. As a result of this change, the Company is filing a Transition Report on Form 10-K for the six-month transition period ended December 31, 2016. References to any of the Company’s fiscal years mean the fiscal year ending December 31 of that calendar year.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. In the opinion of management, all adjustments necessary in order to make the financial statements not misleading have been included. Actual results could differ from those estimates.

Financial Instruments

The carrying amount reported in the balance sheet for cash, accounts receivable, accounts payable, accrued expenses, interest payable and short-term notes payable approximate fair value because of the immediate or short-term maturity of these financial instruments.

Cash Equivalents

The Company considers all highly liquid investments with maturity of three months or less when purchased to be cash equivalents.

Concentration of Credit Risk

Financial instruments that potentially subject the Company to a significant concentration of credit risk consist primarily of cash and cash equivalents. The Company maintains deposits in federally insured financial institutions in excess of federally insured limits. However, management believes the Company is not exposed to significant credit risk due to the financial position of the depository institutions in which those deposits are held.

Property, Plant, and Equipment

Property, plant and equipment are initially recognized recorded at cost. Gains or losses on disposals are reflected as gain or loss in the period of disposal. The cost of improvements that extend the life of plant and equipment are capitalized. These capitalized costs may include structural improvements, equipment and fixtures. All ordinary repairs and maintenance costs are expensed as incurred.

Depreciation for financial reporting purposes is provided using the straight-line method over the estimated useful lives of the assets:

Office equipment	5 years

38

For the six month ended December 31, 2016 and 2015, depreciation expense is $416 is $0, respectively. For the years ended June 30, 2016 and 2015, depreciation expense is $0. For the years ended June 30, 2016 and 2015, the Company’s effective income tax rate is 0% resulting from full provision of allowance valuation on deferred tax assets from the Company’s net loss.

Income Taxes

Income taxes are provided in accordance with Statement of Financial Accounting Standards ASC 740 Accounting for Income Taxes. A deferred tax asset or liability is recorded for all temporary differences between financial and tax reporting and net operating loss carry forwards. Deferred tax expense (benefit) results from the net change during the year of deferred tax assets and liabilities. Deferred tax assets are reduced by a valuation allowance when, in the opinion of management, it is more likely than not that some portion of all of the deferred tax assets will be realized. Deferred tax assets and liabilities are adjusted for the effects of changes in tax laws and rates on the date of enactment.

The Company was established under the laws of the State of Nevada and is subject to U.S. federal income tax and Nevada state income tax, if any. Deferred income tax assets and liabilities are computed for differences between the financial statement and tax bases of assets and liabilities that will result in future taxable or deductible amounts and are based on enacted tax laws and rates applicable to the periods in which the differences are expected to affect taxable income. Valuation allowances are established when necessary to reduce deferred income tax assets to the amount expected to be realized.

For the six months ended December 31, 2016 and for the years ended June 30, 2016 and 2015, the Company’s effective income tax rate is 0% resulting from full provision of allowance valuation on deferred tax assets from the Company’s net loss.

Earnings per Share

In February 1997, the FASB issued ASC 260, "Earnings per Share", which specifies the computation, presentation and disclosure requirements for earnings (loss) per share for entities with publicly held common stock. ASC 260 supersedes the provisions of APB No. 15, and requires the presentation of basic earnings (loss) per share and diluted earnings (loss) per share. The Company has adopted the provisions of ASC 260 effective (inception).

Basic earnings and net loss per share amounts are computed by dividing the net income by the weighted average number of common shares outstanding. Diluted earnings per share are the same as basic earnings per share due to the lack of dilutive items in the Company.

Segment Information

The standard, "Disclosures about Segments of an Enterprise and Related Information", codified with ASC 280, requires certain financial and supplementary information to be disclosed on an annual and interim basis for each reportable segment of an enterprise. The Company believes that it operates in business segment of marketing and sales in China while the Company's general administration function is performed in the United States. On December 31, 2016, all assets and liabilities are located in the United States where the income and expense has been incurred since inception to December 31, 2016.

Impact of New Accounting Standards

The Company does not expect the adoption of recently issued accounting pronouncements to have a significant impact on the Company's results of operations, financial position, or cash flow.

39

Revenue Recognition

The Company's revenue recognition policies comply with FASB ASC Topic 605. The Company follows paragraph 60510S991 of the FASB Accounting Standards Codification for revenue recognition. The Company will recognize revenue when it is realized or realizable and earned. The Company considers revenue realized or realizable and earned when all of the following criteria are met: (i) persuasive evidence of an arrangement exists, (ii) the product has been shipped or the services have been rendered to the customer, (iii) the sales price is fixed or determinable, and (iv) collectability is reasonably assured.

The Company does not provide unconditional right of return, price protection or any other concessions to its customers.

There were no sales returns and allowances from inception to December 31, 2016.

In the first step of the review process, we compare the estimated fair value of the reporting unit with its carrying value. If the estimated fair value of the reporting unit exceeds its carrying amount, no further analysis is needed. If the estimated fair value of the reporting unit is less than its carrying amount, we proceed to the second step of the review process to calculate the implied fair value of the reporting unit goodwill in order to determine whether any impairment is required. We calculate the implied fair value of the reporting unit goodwill by allocating the estimated fair value of the reporting unit to all of the assets and liabilities of the reporting unit as if the reporting unit had been acquired in a business combination. If the carrying value of the reporting unit’s goodwill exceeds the implied fair value of the goodwill, we recognize an impairment loss for that excess amount. In allocating the estimated fair value of the reporting unit to all of the assets and liabilities of the reporting unit, we use industry and market data, as well as knowledge of the industry and our past experiences.

We base our calculation of the estimated fair value of a reporting unit on the income approach. For the income approach, we use internally developed discounted cash flow models that include, among others, the following assumptions: projections of revenues and expenses and related cash flows based on assumed long-term growth rates and demand trends; expected future investments to grow new units; and estimated discount rates. We base these assumptions on our historical data and experience, third-party appraisals, industry projections, micro and macro general economic condition projections, and our expectations.

We have had no goodwill impairment charges for the six months ended December 31, 2016, the estimated fair value of each of our reporting units exceeded its' respective carrying amount by more than 100 percent based on our models and assumptions.

NOTE 3. GOING CONCERN

The Company's financial statements are prepared using accounting principles generally accepted in the United States of America applicable to a going concern that contemplates the realization of assets and liquidation of liabilities in the normal course of business.

The Company is still in development stage and has not created sufficient revenue to cover any operating losses it may incur. Management's plans include the raising of capital through the equity markets to fund future operations, seeking additional acquisitions, and generating of revenue through our business. However, there can be no assurances the Company will be successful in its efforts to secure additional equity financing and obtaining sufficient revenue producing contracts. These factors raise substantial doubt about the Company's ability to continue as a going concern. The financial statements do not include any adjustments relating to the recoverability and classification of recorded asset amounts, or amounts and classification of liabilities that might result from this uncertainty.

40

NOTE 4. ACCOUNT RECEIVABLES – RELATED PARTIES

The nature of the accounts receivable for December 31, 2016 in the amount of $63,250 are for modular construction and technology services and utilization of anticipated modular construction technology by AmericaTowne pursuant to the Modular Construction & Technology Services Agreement between AmericaTowne and the Company dated June 28, 2016 (hereinafter, the “ATI Services Agreement”) and $419,650 for the Sales and Support Services Agreement with Yilaime on June 27, 2016 (the “Yilaime Services Agreement”). On December 31, 2016, the Company's allowance for bad debt is $24,145, which provides a net receivable balance of $458,755.

The nature of the accounts receivable for June 30, 2017 in the amount of $125,000 are for Modular Construction and Technology Services and utilization of anticipated modular construction technology. The Company’s allowance for bad debt is $6,250, which provides a net receivable balance of $118,750.

Accounts receivable consist of the following:

	31-Dec	30-June	30-June
	2016	2016	2015
Accounts receivable- related parties	482,900	125,000	0
Less: Allowance for doubtful accounts	(24,145)	(6,250)	0
Accounts receivable, net	458,755	118,750	0

Bad debt expense was $17,895 and $0 for the six months ended December 31, 2016 and 2015, respectively. Bad debt expense was $6,250 and $0 for the fiscal year ended June 30, 2016 and for June 30, 2015 respectively.

Allowance for bad debt policy

Our bad debt policy is determined by the Company's periodic review of each account receivable for reasonable assurance of collection. Factors considered are the exporter's financial condition, past payment history if any, any conversations with the exporter about the exporter's financial conditions and any other extenuating circumstances. Based upon the above factors the Company makes a determination whether the receivable is reasonable assured of collection. Based upon our review if required we adjust the allowance for bad debt. As of December 31, 2016, June 30, 2016, and June 30, 2015, based upon our limited history, our allowance for bad debt is just above bad debt we anticipate will be written off for the year.

NOTE 5. DEFERRED VENDOR ALLOWANCES

The Company has the right to receive a $250,000 quarterly fee from Yilaime for Sales and Support Services Agreement. In accordance with ASC 605-50-45, the Company defers and recognizes as a reduction to the future costs for quarterly fee. For the six months December 31, 2016, $500,000 fee from exclusive agreement recorded for Sales and Support Services; $324,387 is booked as current liability as deferred vendor allowances – related parties on December 31, 2016 and $175,613 went against cost charged by Yilaime.

NOTE 6. SHAREHOLDER'S EQUITY

The stockholders' equity section of the Company contains the following classes of capital stock:

Common stock, $ 0.001 par value: 500,000,000 shares authorized; 126,733,337, 116,075,716 and 16,075,716 shares issued and outstanding as of December 31, 2016, June 31, 2016 and June 30, 2015, respectively; Preferred stock, none: 0 shares authorized; but not issued and outstanding.

NOTE 7. STOCK BASED COMPENSATION

The Company entered into an employment lock-up agreement on July 1, 2016 with Alton Perkins to serve as the Chairman of the Board, President, Chief Executive Officer, Chief Financial Officer and Secretary. The term of Mr. Perkins' agreement is five years with the Company retaining an option to extend in one- year periods. In consideration for Mr. Perkins' services, the Company has agreed to issue to his designee, the Alton & Xiang Mei Lin Perkins Family Trust, 10,000,000 shares of common stock. The Company may elect in the future to include money compensation to Mr. Perkins or his designee for his services provided there is sufficient cash flow.

41

For the six months ended December 31, 2016, $50,000 of stock compensation was charged to operating expenses and $450,000 was recorded as deferred compensation on December 31, 2016.

NOTE 8. RELATED PARTIES TRANSACTIONS

The Company intends on relying on other businesses controlled by our sole director and officer, and beneficial owner of the majority shares of common stock in the Company – Alton Perkins, in implementing its business plan.

Mr. Perkins is the control person of Yilaime Corporation, AmericaTowne and AXP Holding Corporation. At this time, the purpose of the Company is to service the construction and related technology needs of AmericaTowne under AmericaTowne’s agreements with the Shexian County Investment Promotion Bureau in developing an AmericaTowne community in the Hanwang mountains in Shexian, China. The Company also intends on supporting these services in other AmericaTowne ventures at the invitation of the Xiamen Longyan City Chamber of Commerce, Xiamen/Longyan China and the Xiamen City Growth Planning Agency in developing an AmericaTowne Community and an International School in Longyan County China.

The related export services rendered to the Company in the implementation of its business plan cannot be provided by AmericaTowne or through the AmericaTowne relationship. In order to avoid conflicts of interest, Mr. Perkins is of the opinion that there must be a separate and distinct agreement between, in this case, the Company and AXP Holding Corporation. Furthermore, although other similar IC-DISC entities exist, the Company is able to obtain better terms and conditions from AXP Holding Corporation in light of Mr. Perkins’ control of AXP Holding Corporation.

AmericaTowne’s Board of Directors determined that operating and controlling a separate but related entity focused on the development and the exporting of modular energy efficient technology and processes for government and private enterprises in China would be more prudent from a risk mitigation and operational standpoint than providing these services under the AmericaTowne business plan. Furthermore, the intent of the Company is to expand its services and relationships to other similar endeavors in projects not related to AmericaTowne, thus the need to maintain and operate a separate entity.

Cooperative Agreement (Shexian County Government, China)

The Company’s majority and controlling shareholder – AmericaTowne, is a party under the Cooperative Agreement with the Shexian County Investment Promotion Bureau (the “Shexian Agreement”). Under the Shexian Agreement, AmericaTowne and the Shexian County Bureau have agreed to a partnership in furthering the development of an AmericaTowne community in the Hanwang mountains. Although not definitive at this time, the parties have agreed that, in consideration for AmericaTowne’s investment of approximately $30,000,000 into the development, plus any additional tax paid to the local government, where applicable, the Shexian County Bureau will dedicate local resources, including land (which AmericaTowne would be required to obtain rights through local bid invitation), and participation with AmericaTowne in an agreed upon equity split through a future definitive agreement.

The Company will be providing construction and technology services to AmericaTowne in facilitating AmericaTowne’s obligations under the Shexian Agreement. The Company’s ability to generate revenue under its agreement with AmericaTowne could be impaired in the event AmericaTowne is not able to meet its obligations under the Shexian Agreement. Furthermore, Mr. Perkins, as a control person of each entity, might elect to forego certain obligations of AmericaTowne under the Shexian Agreement or not enter into a more definitive agreement with the Shexian County Bureau, which in turn, could impact the Company’s ability to meet its business plan set forth herein.

Sales and Support Services Agreement (Yilaime Corporation)

On June 27, 2016, we entered into a Sales and Support Services Agreement with Yilaime Corporation, a Nevada corporation (“Yilaime”). Yilaime is controlled by Alton Perkins, who is our sole director and officer. Yilaime holds the majority of issued and outstanding shares of common stock in AmericaTowne, Inc. (“ATI”), a Delaware corporation and fully-reporting company with the United States Securities and Exchange Commission (the “SEC”). Mr. Perkins is also the Trustee of the Alton & Xiang Mei Lin Perkins Family Trust (“Perkins Trust”) and the AXP Nevada Asset Protection Trust 1 (“AXP”), which holds 5,100,367 and 120,000 shares, respectively, of the issued and outstanding common stock in ATI. Mr. Perkins is the beneficial owner of 20,674,484 shares of ATI, which equals 90.11% of issued and outstanding shares. Mr. Perkins is the beneficial owner of the majority and controlling interest in the Company through his direct holdings, and beneficial holdings through Yilaime, AXP and the Perkins Trust. ATI, Perkins Trust and Mr. Perkins beneficially own 110,117,593 shares, or 86%, of the Company’s common stock.

42

Under the Services Agreement, Yilaime will provide the Company with marketing, sales and support services in the Company’s pursuit of ATI Modular business in China in consideration of a commission equal to 10% of the gross amount of monies procured for the Company through Yilaime’s services. In consideration of the right to receive this commission, Yilaime has agreed to pay the Company a quarterly fee of $250,000 starting on July 1, 2016. The Services Agreement is set to expire on June 10, 2020, absent early termination for breach thereof by either party. Yilaime retains an option to extend the term under its sole discretion until June 10, 2025 by providing written notice to the Company by March 10, 2019. Yilaime has agreed to be the Company’s exclusive independent contractor in providing the services in the Services Agreement, and has agreed to a non-compete and non-circumvent agreement.

Yilaime is obligated to provide support services only in a manner that is deemed commercially acceptable by Yilaime and Yilaime has the sole right to determine the means, manner and method by which services will be provided and at the time and location of its choosing. Furthermore, as the control person of Yilaime, Mr. Perkins might make decisions he deems are in the best interests of Yilaime, which might be to the detriment of the goals and objectives of the Company.

Modular Construction & Technology Services Agreement (AmericaTowne)

On June 28, 2016, we entered into a Modular Construction & Technology Services Agreement (the “Modular Services Agreement”) with AmericaTowne Inc. (“ATI”), a Delaware corporation and fully-reporting company with the United States Securities and Exchange Commission (the “SEC”). The impetus behind the Modular Services Agreement was the Company’s Cooperative Agreement with the Shexian County Government, China. Under the Cooperative Agreement, ATI and the Shexian County Bureau have agreed to a partnership in furthering the development of an AmericaTowne community in the Hanwang mountains, Shexian, China. In addition, ATI, at the invitation of the Xiamen Longyan City Chamber of Commerce, Xiamen/Longyan China and the Xiamen City Growth Planning Agency plan to pursue the development of an AmericaTowne Community and an International School in Longyan County China.

Under the Modular Services Agreement, ATI Modular shall provide the research, development, training and modular technology in a manner deemed commercially acceptable by ATI based on its commercially reasonable requirements, plans and specifications, which shall be agreed upon in advance of any substantial and material construction. ATI will pay the Company a quarterly fee of $125,000 per quarter. The initial fee was paid upon signing the Modular Services Agreement. The Services Agreement is set to expire on June 10, 2020, absent early termination for breach thereof by either party. ATI retains an option to extend the term under its sole discretion until June 10, 2025 by providing written notice to the Company by March 10, 2019. Yilaime has agreed to be the Company’s exclusive independent contractor in providing the services in the Services Agreement, and has agreed to a non-compete and non-circumvent agreement.

Interest Charge – Domestic International Sales Agreement (AXP Holding Corporation)

On June 29, 2016, we entered into an IC-DISC Service Provider Agreement with AXP Holding Corporation, a Nevada corporation (“AXP Holding”) and related party to the Company through Mr. Perkins control of AXP Holding. AXP Holding is an Interest Charge - Domestic International Sales Corporation, or “IC-DISC”. AXP IC-DISC tax-exempt status was authorized and approved by the United States Department of the Treasury, Internal Revenue Service. As an IC-DISC, AXP Holding may, under certain conditions, act as a sister corporation to entities and provide services to assist a company in obtaining lower tax rates on export income. In addition to the export tax savings provided by AXP, AXP can provide an additional array of services including promoting the Company’s export activities, purchasing receivables from the Company at a discount through a factoring relationship, and providing the Company with working capital loans.

The term under the IC-DISC Service Provider Agreement is set to expire on December 6, 2019, absent early termination for breach thereof by either party. AXP retains the right to extend the term, exercising its sole discretion, to December 6, 2024 by providing written notice to the Company by November 6, 2019. AXP has agreed to a non-compete and non-circumvent in providing the services under the IC-DISC Service Provider Agreement.

43

The Company has agreed to pay AXP a commission fee up to the greater of 50% of the Company’s export net income or 4% of the Company’s export gross receipts. The Company will determine the exact amount and the method of payment of the commission fee. The commission fee shall be paid at the option of the Company periodically throughout the year, but no later than December 31 on annual basis. If there is no commission fee due to no export sales, the Company will pay AXP an export service fee of $50,000. The export service fee, if any, is due on or before December 31 on an annual basis.

In addition, for referring businesses from the Company’s “Export Platform” or “Community,” AXP agrees to pay the Company 25% of each “Sales Export Service Fee” charged and received as an “IC-DISC Commission” from each Exporter or Licensee resulting from participating in the Export Platform or Community. This fee is called a “Group Export Consulting Fee” in the IC-DISC Service Provider Agreement, and is due no later than fifteen business days after receipt from the Exporter or Licensee, but no later than December 31 on an annual basis. For illustrative purposes, if AXP receives and or charges an Exporter 50% of its net export sales as a commission, and that value is $100,000, AXP would owe the Company 25%, or $25,000. Furthermore, during the term, the Company shall pay AXP a flat fee of $5,000 per transaction for purchasing receivables from the Company, plus an interest rate for such factoring at the prime rate plus one-percent.

In addition, Joseph Arcaro is the Company’s prior Chief Executive Officer, Chief Financial Officer, Secretary and Chairman of the Board of Directors.

The Company recognizes and confirms the requirements in ACS 850 10506 to disclose all related party transactions between the Company and related party transactions and or relationships.

Pursuant to ASC 850-10-50-6, the Company makes the following transaction disclosures:

The Company also leases office space from Yilaime for $2,500/month.

Operating Statement Related Party Transactions (for the six months ending December 31, 2016 and 2015; for the years ended June 30, 2016 and 2015).

(a) $15,000, $0, $2,500 and $0 for general and administrative expenses for rent expenses the Company paid to Yilaime towards its lease agreement.

(b) $250,000, $0, $125,000 and $0 in revenues for ATI Services Agreements with the Company

(c) $50,000, $0, $0 and $0 for general and administrative operating expenses recorded as stock compensation for respective employment agreements;

(d) $3,334, $0, $0 and $0 for general and administrative expenses for commissions and fees;

(e) $198,000, $0, $0 and $0 for operational expense for Anhui Ao De Xin Modular Construction Technology Co., Ltd.

(f) $0, $0, $100,000 and $0 of compensation expense by issuing 100,000,000 shares to Joseph Arcaro.

(g) $0, $0, $3,859 and $0 other income of debt forgiveness from Joseph Arcaro

Balance Sheet Related Party Transactions (on December 31, 2016, June 30, 2016 and June 30, 2015)

(a) $60,088, 118,750 and $0 net account receivables ATI owes to the Company;

(b) $398,668, $0 and $0 net account receivables Yilaime owes to the Company;

(c) $159,772, $0 and $0 prepayments to AXP Holding Corp; and

(d) $198,000, $0 and $0 as accounts payable to Anhui Ao De Xin Modular Construction Technology Co., Ltd.; and

(e) $450,000, $0 and $0 as deferred compensation pursuant to respective employment agreements.

(f) $0, $19,241 and $0 advances to officers-Alton Perkins

(g) $0, $30,000 and $0 deposit from customers- Yilaime.

(h) $324,387, 0 and $0 deferred revenue-Yilaime

44

Management’s Discussion and Analysis of Financial Condition and Results of Operations

We qualify as an "emerging growth company" under the JOBS Act. As a result, we are permitted to, and intend to, rely on exemptions from certain disclosure requirements. For so long as we are an emerging growth company, we will not be required to:

  have an auditor report on our internal controls over financial reporting pursuant to Section 404(b) of the Sarbanes-Oxley Act;
  comply with any requirement that may be adopted by the Public Company Accounting Oversight Board regarding mandatory audit firm rotation or a supplement to the auditor's report providing additional information about the audit and the financial statements (i.e., an auditor discussion and analysis);
  submit certain executive compensation matters to shareholder advisory votes, such as "say-on-pay" and "say-on-frequency;" and disclose certain executive compensation related items such as the correlation between executive compensation and performance and comparisons of the CEO's compensation to median employee compensation.

In addition, Section 107 of the JOBS Act also provides that an emerging growth company can take advantage of the extended transition period provided in Section 7(a)(2)(B) of the Securities Act for complying with new or revised accounting standards. In other words, an emerging growth company can delay the adoption of certain accounting standards until those standards would otherwise apply to private companies. We have elected to take advantage of the benefits of this extended transition period. Our financial statements may therefore not be comparable to those of companies that comply with such new or revised accounting standards.

The Company is in the early stages of its operations, and many of its plans and objectives are aspirational in nature, and thus might never come to fruition. At this time, the Company plans to retain engineering and architectural firms based in the United States who have extensive experience in developing modular structures in the United States, China and other foreign locations based on market demand, which has not been thoroughly researched to date. The Company has been focused on obtaining quotes, negotiating formal engagements and researching all aspects of the modular construction industry. While the infrastructure is still in the developmental stage, the Company is confident that it has the experience, or access to those with experience, in the modular construction field.

The Company plans on engaging in onsite placement and delivery of modular structures. Mr. Perkins has extensive experience in operating business in China. One of the reasons that Mr. Perkins was sought out and invited to participate in developing the modular industry in China is that he was the co-chairman of a construction company in China - Yilaime Foreign Partnership in Henghsui China. His experience with Yilaime Foreign Partnership allows ATI Modular to call on local companies in China as well as modular companies and experts in the United States to help provide on-site services. Yilaime Foreign Partnership is not a related party to the Company, ATI, Yilaime or AXP.

In addition, the Company recently joined the Modular Building Institute in Charlottesville, Virginia. In September of 2016, Mr. Perkins attended the Institute’s annual exposition in order to line up available suppliers, and experts in the modular construction field.

We intend on offering support services in all phases of modular construction. Our approach will be to focus on exporting United States based technology, services and equipment, and general know-how. Exporters in our related company, AmericaTowne, are experienced in the modular field and we plan on allowing those experienced exporters to participate in various levels of our program.

The Company currently does not have a principal supplier of raw materials. The Company has identified potential sources of raw materials in the United States through its membership in the Modular Building Institute. One of our primary challenges will be pricing the source of raw materials and delivery to China. We are also looking to potential raw material sources in China.

To operate within China, the Company requires approval of government officials in China. In both cases where the Company has signed Cooperative Agreements (and in the case of the Shexian Agreement), and at the invitation of the local government, we have the approval to register and conduct business.

45

Fiscal Year

Our fiscal year ends December 31.

Results of Operations for the Nine Months Ended September 30, 2017 and 2016

Our operating results for the nine months ended September 30, 2017 and 2016 are summarized as follows:

	Nine Months Ended
	September 30, 2017	September 30, 2016
Revenue	$375,000	$250,000
Cost of Revenues	$-	$-
Operating Expenses	$326,688	118,129

Net Income	$41,065	$129,485

Revenues

For the nine months ended September 30, 2017, the Company generated revenue of $375,000. The Company's revenues came from related parties for services rendered $375,000 for the service rights agreement with AmericaTowne. We can make no assurances that we will find commercial success in any of our revenue producing contracts. Our revenues, thus far, rely entirely on related parties. We are a new company and thus have very limited experience in sales expectations and forecasting. We also have not fully discovered any seasonality to our business as we began operations in the fourth quarter of 2017.

46

Operating Expenses

Our expenses for the first nine months ended September 30, 2017 and 2016 are outlined in the table below:

	Nine Months Ended
	September 30, 2017	September 30, 2016
General and Administrative	$326,688	$118,129

Total Operating Expenses	$326,688	$118,129

Our operating expenses are largely attributable to administrative expenses related to our reporting requirements as a public company and implementation of our business plan.

 Net Income

As a result of our operations, the Company reported net income before tax obligations of $41,065 for the nine months ended September 30, 2017.

Liquidity and Capital Resources

Working Capital

	September 30, 2017	December 31, 2016
Current Assets	$1,359,442	$712,793
Current Liabilities	$1,039,045	$534,086

Working Capital	$320,397	$178,707

Cash Flow

	Nine Months Ended
	September 30, 2017	September 30, 2016
Net Cash Provided by (Used in) Operating Activities	$51,127	$(50,148)
Net Cash Used in Investing Activities	$861	$4,156
Nat Cash Provided by Financing Activities	$23,022	$-

Increase in Cash	$73,288	$-

47

Cash Provided by Operating Activities

We have $98,539 and $(50,148) net cash provided by (used in) operating activities for the nine months ended September 30, 2017 and 2016, respectively. The increase is mainly due to increase in deferred revenue.

Cash Used in Investing Activities

For the nine months ended September 30, 2017 and 2016, we spent $861 and $4,156 on purchasing fixed assets, respectively.

Cash Provided by Financing Activities

We received $23,022 from issuance of stock for the nine months ended September 30, 2017.

 Results of Operations through December 31, 2016

Our operating results are summarized as follows:

	For the Six Months Ended		For the Years Ended
	December 31		June 30
	2016	2015	2016	2015
		(Unaudited)

Revenue	$250,000		$125,000
Operating Expenses	$352,510	$4,650	$132,552	$3,859
Net Income (Loss)	$102,510	($4,650)	($7,552)	($3,859)

Revenues

Pursuant to the Company's Service Agreements, the Company recognized $250,000 with AmericaTowne for the six months ended December 31, 2016. For six months ended December 31, 2016 and 2015, there was no cost of revenues.

We can make no assurances that we will find commercial success in any of our revenue producing contracts. We are a new company and thus have very limited experience in sales expectations and forecasting. We also have not fully discovered any seasonality to our business as we began operations in the first quarter of 2016.

The Company discloses that all revenues recorded and reflected in this annual report are related to service agreements with related parties. Specifically, the Company has entered into agreements with AmericaTowne as described above and incorporated herein by reference. The Company is controlled by one of its related parties, AmericaTowne, by virtue of AmericaTowne holding a majority of the Company’s issued and outstanding restricted common stock.

48

Operating Expenses

Our operating expenses are largely attributable to office, rent and professional fees related to our reporting requirements as a public company and implementation of our business plan. For the six months ended December 31, 2016 our operating expenses were $352,510, while the operating expenses for the years ending June 30, 2016 and June 30, 2015 were $132,552 and $3,859, respectively.

Net Income

As a result of our operations, for the six months ended December 31, 2016, the Company reported net income after provision for income tax of $102,510. Compared to the years ended June 30, 2016 and June 30, 2015, our net income was ($3,693) and ($3,859), respectively. The increase in our net income is due to starting our business plan and generating revenues from related parties in relation to services provided pursuant to certain contracts, as explained above.

Liquidity and Capital Resources

Working Capital

	December 31	June 30	June 30
	2016	2016	2015
	(Restated)	(Restated)

Current Assets	$712,793	137,991
Current Liabilities	$534,085	$49,699	$3,859
Working Capital (Deficit)	$178,708	$88,292	$(3,859)

On December 31, 2016, June 30, 2016 and June 30, 2015, we have working capital (deficit) of $178,708, $88,292 and ($3,859), respectively. This increase in working capital is due to implementing our initial business plans.

Cash Flow

	For the Six Months Ended		For the Year Ended
	December 31		June 30
	2016	2015	2016	2015
		(Unaudited)

Net cash provided by (used in) operating activities	$(48,243)		$4,156
Cash used in investing activities	$2,540		$4,156
Cash provided by financing activities	$145,049
Increase (Decrease) in cash	$94,266

49

Cash Provided by (Used in) Operating Activities

Compared to prior periods, the increase in cash used in operating activities for the six months ended December 31, 2016 is mainly due to increase in accounts receivable.

Cash Used in Investing Activities

We spent $2,540 on fixed assets for the six months ended December 31, 2016, as compared to $4,156, $0 for the years ended June 30, 2016 and June 30, 2015, and $0 for the six months ended December 31, 2015.

Cash Provided by Financing Activities

Compared to prior periods, the increase in cash provided by financing activities for the six months ended December 31, 2016 is due to proceeds from issuance of common stock.

As of December 31, 2016, the Company had enough cash including receivables to operate its business at the current level for the next twelve months, but insufficient cash to achieve our business goals and initiatives set forth above. To address the cash situation, the Company continues to manage its cash accounts and receivables closely.

To date, we have been able to meet all our account payable obligations within a five to ten-day window. If required, we can extend this window to improve our cash flow position. Additionally, we have a plan to increase sales. There is no assurance that we will be able to maintain this level of operations.

The success of our business plan beyond the next twelve months is contingent upon us growing our business, keeping costs down, increasing revenue and obtaining additional equity and/or debt financing. We intend to fund operations through our pro-active efforts to monitor receivables, and debt and/or equity financing arrangements, which may be insufficient to fund our capital expenditures, working capital, or other cash requirements. We do have a commitment from Chizhou government to provide cash infusions and or loan guarantees as we complete our operations in China. Other than Chizhou, we do not have any formal commitments or arrangements for the sales of stock or the advancement or loan of funds at this time. There is no assurance that such additional financing will be available to us on acceptable terms, or at all or that our receivable plan will be effective in the future.

50

Plan of Operation and Cash Requirements

The Company anticipates that its expenses over the next twelve months will be approximately $5,000,000 as described in the table below. These estimates may change significantly depending on the nature of our business activities and our ability to raise capital from our shareholders or other sources.

Description	Potential Completion Date	Estimated Expenses $
Initial Plant and Operations Set-up	12 months	250,000
Salaries	12 months	300,000
Utility expenses	12 months	50,000
Investor relations costs	12 months	50,000
Marketing expenses	12 months	100,000
Professional fees	12 months	150,000
Other administrative expenses	12 months	100,000
Equipment Purchases	12 months	4,000,000
Total		5,000,000

Our other administrative expenses for the year will consist primarily of transfer agent fees, bank and interest charges and general office expenses. The professional fees are related to our regulatory filings throughout the year and include legal, accounting and auditing fees. The equipment purchases and plant set-up are related to the materially definitive agreement with Jiangnan.

Based on our planned expenditures, we will require approximately $5,000,000 to proceed with our business plan over the next twelve months. If we secure less than the full amount of financing that we require, we will not be able to carry out our complete business plan and we will be forced to proceed with a scaled back business plan based on our available financial resources.

We intend to raise the balance of our cash requirements for the next twelve months pursuant to our agreement with Jiangnan by accessing upon request bank loans, bank guarantees and equity funding. Additionally, we may have private placements, shareholder loans or possibly a registered public offering (either self-underwritten or through a broker-dealer). If we are unsuccessful in raising enough money through such efforts, we may review other financing possibilities such as bank loans. At this time, other than our agreement with Jiangnan we do not have a commitment from any third-party to provide us with financing. There is no assurance that any financing will be available to us or if available, on terms that will be acceptable to us.

Even though we plan to raise capital through equity or debt financing, we believe that the latter may not be a viable alternative for funding our operations, as we do not have sufficient tangible assets to secure any such financing. We anticipate that any additional funding will be in the form of equity financing from the sale of our common stock. At the close of 2016, we are considering financing arrangements for our common stock. However, the arrangements are not final and we cannot provide any assurance that we will be able to raise sufficient funds from the sale of our common stock to finance our operations. In the absence of such financing, we may be forced to abandon our business plan.

51

Off-Balance Sheet Arrangements

We have not entered into any off-balance sheet arrangements that have or are reasonably likely to have a current or future effect on our financial condition, changes in financial condition, revenues or expenses, results of operations, liquidity, capital expenditures or capital resources and would be considered material to investors.

Changes in and Disagreements with Accountants on Accounting and Financial Disclosure.

There are not and have not been any changes in or disagreements between the Company and its accountants on any matter of accounting principles, practices or financial statement disclosure

Quantitative and Qualitative Disclosures About Market Risk.

As a smaller reporting company, as defined in 17 CFR § 229.10(f)(1), we are not required to provide the information requested by this Item.

52

INFORMATION WITH RESPECT TO

AMERICATOWNE, INC.

(the “Acquired Company”)

General Description of Business

AmericaTowne aims to increase US export and employment by providing upper and middle-income consumers in China and elsewhere with “Made in the USA” goods and services allowing customers to experience the United States’ culture and lifestyle. In achieving this objective, AmericaTowne focuses on four initiatives:

(1)    The development of a United States International Trade Center in Meishan Ningbo China and elsewhere with employees and/or independent contractors focusing on advancing our initial business objective, which is to be the "go-to" place for all things "Made In The USA."

(2)    The development of upwards of 20 AmericaTowne communities in China with each community consisting of upwards of 50 United States based companies, and upscale hotels, villas, children theme parks, senior care, wellness and educational facilities - all based upon United States culture and lifestyle.

(3)    The development of an internet platform in Chinese to complement (1) and (2), above, focusing on importing "Made In The USA" goods and services to China through internet sales.

(4)    The development of franchise operations in the United States and internationally to support and advance the above-referenced initiatives.

These initiatives are aspirational in nature. AmericaTowne’s intent is to accomplish the majority, if not all, of these initiatives, but there is no assurance of success.

53

General Discussion

AmericaTowne aims to earn revenues and income, and generate cash, by focusing on the four core business operations and initiatives set forth above. At this point, AmericaTowne revenue is generated from Service Provider, Exporter Service Agreements, and related agreements with companies throughout the United States. AmericaTowne generates revenues and cash by servicing these agreements. It works with exporters carefully and focus on our accounts receivable as part of managing its projected tight liquidity position. Additionally, AmericaTowne works with exporters closely in developing export strategies for the goods and services they planned to export. AmericaTowne has successfully engaged in multiple Export Service Agreements with entities throughout the United States since the Company’s inception.

At present, the bulk of AmericaTowne’s operations take place in its Raleigh, North Carolina office, which acts as a model for plans for our United States Trade Center Operations. AmericaTowne is in the process of outfitting operations in Chizhou, China. Two full-time managers have been hired to operate the facilities located at Chizhou and other locations in China. AmericaTowne is working with the Chizhou Port Authorities to ensure that our operational procedures are in compliance with various import laws.

AmericaTowne’s short-term operational objective is to develop exporter pipeline, grow revenues and increase operations and facilities in the United States, Africa and Europe while bringing the facility online in Chizhou, China. AmericaTowne’s focus currently is on enhancing an exporter base, including working with state export agencies to identify exporters as well as sources of goods and services made in the United States that are in demand in China. Along with increasing its United States operations, AmericaTowne aims to expand additional key staff in the United States and China that can help implement its plan.

To achieve its long-term objectives, AmericaTowne intends on shifting its revenue stream from a United Stated-based to a China-based stream by fully operating all planned activities at the planned Chizhou trade center, and activities within our AmericaTowne complexes and Chinese-based internet sites. Each of AmericaTowne’s four core initiatives presents challenges, risks, and opportunities.

AmericaTowne sees positive trends in the export area. Additionally, AmericaTowne plans to pursue opportunities in export not often thought of as an "exported commodity. Along with AmericaTowne’s planned core “AmericaTowne communities,” trade centers in the United States and China, and Internet operations, AmericaTowne plans on pursuing opportunities that are traditionally not thought of as an export commodity.

54

AmericaTowne’s Investment in ATI Nationwide Holding Corp.

On July 5, 2016, AmericaTowne entered into a Master Joint Venture and Operational Agreement (the “Joint Venture Agreement”) with Nationwide Microfinance Limited, a Ghanaian corporation (“Nationwide”). Under the terms of the Joint Venture Agreement, the parties agreed combine efforts, resources and established relationship in furthering the operational and financial development of a Savings and Loan company operating under the laws of Ghana, and potentially related services, in the United States and Ghana through a publicly reporting and trading entity in the United States. Nationwide has represented that it currently operates a Tier 2 microfinance company providing retail and commercial financial products and services in Ghana pursuant to a valid license in good standing issued by the Ghana Banking Authority.

The intent, at this time, is that AmericaTowne will be issued 51% of the voting shares in the joint venture entity; however, as set forth in more detail in the Joint Venture Agreement, AmericaTowne will not be involved in financing, insurance, securities or other investment company or banking matters. Rather, a subcommittee to the Board of Directors called the “Ghana Committee” will operate under the sole direction of the Accountable Manager of Nationwide, and will be responsible for the day-to-day operations in Ghana, and the operational recommendations to the Board of Directors, and to the Operations and Ethics Committee (another subcommittee as set forth in the Joint Venture Agreement) related to any and all aspects of Nationwide’s financial services business, including but not limited to, (i) final decisions concerning day-to-day operations of the savings and loans programs, (ii) determination of personnel employed in support of savings and loan service operations including the managing director, human resources, customers, operations, sales and marketing, quality assurance, and accounting and payroll, and (iii) any other commercially necessary and reasonable services benefiting Nationwide and the joint venture business combination entity. The Ghana Committee will report directly to the Board of Directors, and the officers of the joint venture business combination entity shall implement the directives of the Ghana Committee.

On October 3, 2016 AmericaTowne entered into two Stock Purchase Agreements with sellers Carson Holdings, LLC, and Joseph C. Passalaqua in furtherance of the Joint Venture Agreement. Pursuant to the Stock Purchase Agreements, the Company acquired 65,000,000 shares of common stock in EXA, Inc., a Florida corporation, traded on the OTC Pink Sheets under the symbol EXAI. The Stock Purchase Agreements were privately negotiated between the parties without facilitation through brokers or promotors, or third-parties, except legal counsel, and were approved by the Company’s Board of Directors as being in the best interests of the Company. As a result of the Stock Purchase Agreements, AmericaTowne became the controlling and majority shareholder in EXA, Inc.

AmericaTowne owns 65,000,000 of the 99,175,486 issued and outstanding shares of EXA, Inc. The shares under the Stock Purchase Agreement were purchased for $175,000, and the source of funds was working capital from AmericaTowne. AmericaTowne purchased the shares with the intent to hold in its personal account on a restricted basis absent registration or qualification under an exemption to registration.

Following the acquisition of EXA, Inc., AmericaTowne filed Amended Articles of Incorporation, changing EXA, Inc.’s name to ATI Nationwide Holding Corp. (“ATI Nationwide”). AmericaTowne has since filed ATI Nationwide’s corporate action, which was approved in fiscal year 2017, effectively changing the name of the corporation to ATI Nationwide Holding Corp., as well as the trading symbol to “ATIN.” ATI Nationwide’s Form 10 information has been filed with the Securities and Exchange Commission. As a result of the Plan of Merger discussed herein, ATI Nationwide will become a subsidiary of ATI Modular.

55

Description of Property

AmericaTowne’s principal executive offices are located at 4700 Homewood Court, Suite 100 in Raleigh, North Carolina. AmericaTowne also leases office space from Yilaime Corporation, a Nevada corporation doing business in North Carolina. Yilaime is a related party to the Company and AmericaTowne.

Legal Proceedings

There are not presently any material pending legal proceedings to which AmericaTowne is a party or as to which any of its property is subject, and no such proceedings are known to AmericaTowne to be threatened or contemplated against it.

Market Price of and Dividends on the Registrants Common Equity and Related Stockholder Matters.

Authorized Capital Stock

AmericaTowne has 100,000,000 shares of authorized Common Stock, par value $.0001 per share, of which there are 37,035,539 shares issued and outstanding. AmericaTowne has 5,000,000 shares of Preferred Stock, par value $.0001 per share, of which none have been designated or issued. AmericaTowne’s common stock is not traded on a public market, though it is registered with the Securities and Exchange Commission.

Holders of shares of AmericaTowne’s common stock are entitled to one vote for each share on all matters to be voted on by the stockholders. Holders do not have cumulative voting rights. Holders of common stock are entitled to share ratably in dividends, if any, as may be declared from time to time by AmericaTowne’s Board of Directors in its discretion from funds legally available. In the event of a liquidation, dissolution or winding up of AmericaTowne, the holders of common stock are entitled to share pro rata all assets remaining after payment in full of all liabilities. All of the outstanding shares of common stock are fully paid and non-assessable. Holders of common stock have no preemptive rights to purchase the AmericaTowne’s common stock. There are no conversion or redemption rights or sinking fund provisions with respect to the common stock.

AmericaTowne has not paid any dividends on its common stock and does not presently intend to pay cash dividends. The payment of cash dividends in the future, if any, will be contingent upon our revenues and earnings, if any, capital requirements and general financial condition subsequent to consummation of a business combination, if any. The payment of any dividends subsequent to a business combination, if any, will be within the discretion of AmericaTowne’s then existing board of directors. It is the present intention of AmericaTowne’s board of directors to retain all earnings, if any, for use in its business operations and, accordingly, the board of directors does not anticipate paying any cash dividends in the foreseeable future.

56

Securities Authorized for Issuance under Equity Compensation Plans

AmericaTowne entered into Employment Agreements with four (4) employees in the fiscal year 2016. These employees were issued shares of restricted common stock in lieu of compensation in 2016. These employees are as follows:

Name	Position	Date of Employment Agreement	Stock Issuance
Lilian Nekesa Mabonga	Executive Vice President of Business Development	March 22, 2016	100,000 shares of restricted common stock
Ying Cheng	Managing Director for Business Development in China	July 10, 2016	40,000 shares of restricted common stock
Arhibald Ihegaranya	Vice President for Marketing	November 28, 2016	25,000 shares of restricted common stock
Watson Salapo	Vice President for Marketing	November 28, 2016	25,000 shares of restricted common stock
57

Financial Statements

AMERICATOWNE Inc. and Subsidiaries
Consolidated Balance Sheets

	September 30	December 31
	2017	2016
	(Unaudited)
ASSETS
Current Assets
Cash and cash equivalents	$1,061,297	$973,015
Notes receivable - related parties	15,000	—
Accounts receivable, net	657,872	610,715
Accounts receivable, net - related parties	1,998,447	687,966
Other receivables	7,903
Other receivables - related parties	257,177	259,569
Prepayment-current	146,717	644
Total Current Assets	4,144,413	2,531,909

Prepayment-non current	7,035	7,675
Property, plant and equipment, net	22,152	25,861
Goodwill	393,656	393,656
Investments	3,860	3,860
Total Assets	$4,571,116	$2,962,961

LIABILITIES AND SHAREHOLDERS' EQUITY
Current Liabilities
Accounts payable and accrued expenses	$223,677	$240,287
Deferred revenues-current	1,008,929	328,929
Notes payable	—	—
Other payables	560	5,016
Deposit from customers	1,469	—
Due to related parties	2,106	42,839
Income tax payable	37,776	32,198
Total Current Liabilities	1,274,517	649,269
Deferred revenues-non current	50,576	53,981
Total Liabilities	1,325,093	703,250

Commitments & Contingencies

Shareholders' Equity
Preferred stock, $0.0001 par value; 5,000,000 shares authorized;
none issued and outstanding	—	—
Common stock, $0.0001 par value; 100,000,000 shares authorized,
48,947,267 and 26,974,775 shares issued and outstanding	4,895	2,697
Common stock subscribed	85	90
Additional paid-in capital	5,838,101	3,595,714
Deferred compensation	(2,576,548)	(1,450,842)
Receivable for issuance of stock	(115,493)	(65,223)
Retained Earnings	(43,964)	84,782
Noncontrolling interest	138,947	92,493
Shareholders' Equity	3,246,023	2,259,711
Total Liabilities and Shareholders' Equity	$4,571,116	$2,962,961

See Notes to Consolidated Financial Statements

58

AMERICATOWNE Inc. and Subsidiaries
Consolidated Statements of Operations
(Unaudited)

	For the Three Months Ended		For the Nine Months Ended
	September 30, 2017	September 30, 2016	September 30, 2017	September 30, 2016

Revenues
Sales	$166,134	$1,135	$228,404	$1,002,405
Services-related parties	591,750	50,000	1,081,992	325,000
	757,884	51,135	1,310,396	1,327,405
Cost of Revenues-Related Parties	35,498	162	113,076	460,066
Gross Profit	722,386	50,973	1,197,320	867,339

Operating Expenses
General and administrative	466,771	258,365	1,067,843	766,964
Professional fees	100,100	70,316	256,121	186,512
Total operating expenses	566,871	328,681	1,323,964	953,476
Income from operations	155,515	(277,708)	(126,644)	(86,137)

Other Expenses (Income)	(308)	409	(229)	(2,638)

Provision for income taxes	408	(20,561)	7,247	12,517
Net Income (Loss)	155,415	(257,556)	(133,662)	(96,016)

Less: Net income attributable to the non-controlling interest	7,155	(4,178)	12,653	(17,516)

Net income attributable to AmericaTowne, Inc. common stockholders	$162,570	$(261,734)	$(121,009)	$(113,532)

Earnings per share - basic and diluted	$0.00	$(0.01)	$(0.00)	$(0.00)
Weighted average shares outstanding- basic and diluted	37,165,014	26,833,837	30,816,291	26,510,465

See Notes to Consolidated Financial Statements.

59

AMERICATOWNE Inc. and Subsidiaries
Consolidated Statements of Cash Flows
(Unaudited)

	For the Nine Months Ended
	September 30, 2017	September 30, 2017

Operating Activities:
Net income (loss)	$(133,661)	$(96,016)
Adjustments to reconcile net income to net cash provided by operations
Depreciation	8,653	3,180
Stock compensation	395,288	287,390
Stock issued for services	—	875
Bad debt provision	156,967	49,852
Changes in operating assets and liabilities:
Accounts receivable, net	(1,454,517)	(1,036,780)
Other receivable	(7,903)	—
Other receivable - related parties	4,393	(44,317)
Prepayment	(145,433)	(97,564)
Accounts payable and accrued expenses	(79,860)	3,92,443
Deferred revenues	676,595	(33,405)
Other payables	(4,456)	5,016
Deposit from customers	1,469	530,000
Due to related parties	61,047	—
Income tax payable	5,578	35,996
Net cash used in operating activities	(515,842)	(3,330)

Investing Activities:
Purchase of fixed assets	(4,944)	(5,921)
Issuance of notes receivable	(15,000)
Acquisition of subsidiaries	—	(175,000)
Net cash used in Investing activities	(19,944)	(180,921)

Financing Activities:
Proceeds from issuance of common stock	624,068	375,211
Net cash provided by financing activities	624,068	375,211

Increase (Decrease) in cash and cash equivalents	88,282	190,960
Cash and cash equivalents at beginning of period	973,015	641,663
Cash and cash equivalents at end of period	$1,061,297	832,623

Supplemental disclosure of cash flow information	—
Interest paid	$—	$—
Income taxes paid	$—	$—

See Notes to Consolidated Financial Statements.

60

 AMERICATOWNE Inc.
Notes to Consolidated Financial Statements
(Unaudited)

NOTE 1. ORGANIZATION AND DESCRIPTION OF BUSINESS

AmericaTowne, Inc. (the “Company”) was incorporated under the laws of the State of Delaware on April 22, 2014. The Company is engaged in exporting and consulting in the exportation of American made goods, products and services to China and Africa through strategic relationships in China and in the United States, which is referred to internally by the Company as the “AmericaTowne Platform”. The Company’s forward-looking vision is to create a physical location called AmericaTowne in China that incorporates business selling the “American experience” in housing, retail, education, senior care and entertainment. On June 6, 2016, the Company purchased the majority and controlling interest in ATI Modular Technology Corp (“ATI Modular”), formerly Global Recycle Energy, Inc. through the acquisition of 100,000,000 shares (86%) of restricted common stock. The Stock Purchase and Sale Agreement dated June 2, 2016 (the “SPA”) closed on June 6, 2016 with the $175,000 payment of the purchase price to Joseph Arcaro, prior shareholder, and sole director and officer of ATI Modular.

ATI Modular is engaged in the development and the exporting of modular energy efficient technology and processes that allow government and private enterprises in China to use US based methods for creating modular spaces, facilities, and properties. The Company's forward-looking vision is to create a physical location and manufacturing facility that promotes the export of US based technology, equipment, and process that focuses on building modular buildings, and structures of all types that will be used by both the public and private building and technology sectors in China.

On October 3, 2016, the Company purchased the majority and controlling interest in ATI Nationwide Holding Corp (“ATI Nationwide”), formerly EXA, Inc. OTC:Pinks (EXAI) through the acquisition of 65,000,000 shares (65.5%) shares of restricted common stock. The Stock Purchase and Sale Agreement dated October 3, 2016 (the “SPA EXAI”) closed on October 10, 2016 with the $175,000 payment of the purchase price to Joseph C. Passalaqua, prior shareholder and director and officer of ATI Nationwide.

The Company intends on using this acquisition to facilitate its performance under the July 11, 2016 Master Joint Venture and Operational Agreement with Nationwide Microfinance Limited, a Ghanaian corporation, as disclosed in the Company’s July 14, 2016 Form 8-K (see exhibit table above).

In both acquisitions, the Company purchased the shares with the intent to hold in its personal account on a restricted basis absent registration or qualification under an exemption to registration. The Stock Purchase Agreements were privately negotiated between the parties without facilitation through brokers or promotors, or third-parties, except legal counsel, and were approved by the Company’s Board of Directors as being in the best interests of the Company. The source of funds was working capital from the Company. There is no material relationship between the Company and any of the parties under the Stock Purchase Agreements.

As with any business plan that is aspirational in nature, there is no assurance we will be able to accomplish all our objective or that we will be able to meet our financing needs to accomplish our objectives.

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

These financial statements have been prepared in accordance with generally accepted accounting principles in the United States of America ("U.S. GAAP").

61

Principles of Consolidation

The consolidated financial statements include the accounts of the Company and all its majority-owned subsidiaries which require consolidation. Inter-company transactions have been eliminated in consolidation.

Interim Financial Statements

These interim unaudited financial statements have been prepared in accordance with accounting principles generally accepted in the United States for interim financial information. They do not include all of the information and footnotes required by generally accepted accounting principles for complete consolidated financial statements. Therefore, these consolidated financial statements should be read in conjunction with the Company's audited financial statements and notes thereto contained in its report on Form 10-K for the years ended December 31, 2016

The consolidated financial statements included herein are unaudited; however, they contain all normal recurring accruals and adjustments that, in the opinion of management, are necessary to present fairly the Company's financial position at September 30, 2017, and the results of its operations and cash flows for the nine months ended September 30, 2017. The results of operations for the period ended September 30, 2017 are not necessarily indicative of the results to be expected for future quarters or the full year.

Accounting Method

The Company's financial statements are prepared using the accrual method of accounting. The Company has elected a fiscal year ending on December 31.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. In the opinion of management, all adjustments necessary in order to make the financial statements not misleading have been included. Actual results could differ from those estimates.

 Financial Instruments

The carrying amount reported in the balance sheet for cash, accounts receivable, accounts payable, accrued expenses, interest payable and short-term notes payable approximate fair value because of the immediate or short-term maturity of these financial instruments.

Cash Equivalents

The Company considers all highly liquid investments with maturity of three months or less when purchased to be cash equivalents.

Concentration of Credit Risk

Financial instruments that potentially subject the Company to a significant concentration of credit risk consist primarily of cash and cash equivalents. The Company maintains deposits in federally insured financial institutions in excess of federally insured limits. However, management believes the Company is not exposed to significant credit risk due to the financial position of the depository institutions in which those deposits are held.

62

Property, Plant, and Equipment

Property, plant and equipment are initially recognized recorded at cost. Gains or losses on disposals are reflected as gain or loss in the period of disposal. The cost of improvements that extend the life of plant and equipment are capitalized. These capitalized costs may include structural improvements, equipment and fixtures. All ordinary repairs and maintenance costs are expensed as incurred.

Depreciation for financial reporting purposes is provided using the straight-line method over the estimated useful lives of the assets:

Office equipment	5 years

For the nine months ended September 30, 2017 and 2016, depreciation expense is $8,653 and $3,180, respectively.

Investments

Investments primarily include cost method investments. On September 30, 2017 and December 31, 2016, the carrying amount of investments was $3,860 and $3,860, respectively. There are no identified events or changes in circumstances that may have a significant adverse effect on fair value of the investment as of September 30, 2017.

Income Taxes

Income taxes are provided in accordance with Statement of Financial Accounting Standards ASC 740 Accounting for Income Taxes. A deferred tax asset or liability is recorded for all temporary differences between financial and tax reporting and net operating loss carry forwards. Deferred tax expense (benefit) results from the net change during the year of deferred tax assets and liabilities. Deferred tax assets are reduced by a valuation allowance when, in the opinion of management, it is more likely than not that some portion of all of the deferred tax assets will be realized. Deferred tax assets and liabilities are adjusted for the effects of changes in tax laws and rates on the date of enactment.

The Company was established under the laws of the State of Delaware and is subject to U.S. federal income tax and Delaware state income tax. Deferred income tax assets and liabilities are computed for differences between the financial statement and tax bases of assets and liabilities that will result in future taxable or deductible amounts and are based on enacted tax laws and rates applicable to the periods in which the differences are expected to affect taxable income. Valuation allowances are established when necessary to reduce deferred income tax assets to the amount expected to be realized. On September 30, 2017 and December 31, 2016, there are no deferred tax assets and liabilities. The Company had $37,776 and $32,198 of income tax liability as of September 30, 2017 and December 31, 2016, respectively.

Earnings per Share

In February 1997, the FASB issued ASC 260, "Earnings per Share", which specifies the computation, presentation and disclosure requirements for earnings (loss) per share for entities with publicly held common stock. ASC 260 supersedes the provisions of APB No. 15, and requires the presentation of basic earnings (loss) per share and diluted earnings (loss) per share. The Company has adopted the provisions of ASC 260 effective (inception).

Basic earnings (loss) per common share is computed by dividing net income (loss) available to common shareholders by the weighted-average number of shares of common stock outstanding during the period. Diluted earnings per common share is computed by dividing income available to common shareholders by the weighted-average number of shares of common stock outstanding during the period increased to include the number of additional shares of common stock that would have been outstanding if potentially dilutive securities had been issued. There were no potentially dilutive securities outstanding during the periods presented.

63

For the nine months ended September 30, 2017 and 2016, diluted earnings per share are the same as basic earnings per share due to the lack of dilutive items in the Company.

Segment Information

The standard, "Disclosures about Segments of an Enterprise and Related Information", codified with ASC 280, requires certain financial and supplementary information to be disclosed on an annual and interim basis for each reportable segment of an enterprise. The Company believes that it operates in business segment of marketing and sales in China while the Company's general administration function is performed in the United States. On September 30, 2017, all assets and liabilities are in the United States where the income and expense has been incurred since inception to September 30, 2017.

Impact of New Accounting Standards

The Company does not expect the adoption of recently issued accounting pronouncements to have a significant impact on the Company's results of operations, financial position, or cash flow.

Pushdown Accounting and Goodwill

Pursuant to applicable rules (FASB ASC 805-50-S99) the Company used push down accounting to reflect Yilaime Corporation's purchase of 100% of the shares of the Company's common stock. Richard Chiang, the Company's prior sole shareholder entered into an agreement to sell an aggregate of 10,000,000 shares of the Company's common stock to Yilaime Corporation effective upon the closing date of the Share Purchase Agreement dated June 26, 2014. Richard Chiang executed the agreement and owned no shares of the Company's common stock. This transaction resulted in Yilaime Corporation retaining rights, title and interest to all issued and outstanding shares of common stock in the Company.

Purchased goodwill from acquisitions is $178,325 and $175,000 for acquiring ATI Modular and ATI Nationwide, respectively in 2016, none of which is deductible for tax purposes.

Revenue Recognition

The Company's revenue recognition policies comply with FASB ASC Topic 605. Revenue is recognized when persuasive evidence of an arrangement exists, delivery has occurred, the price is fixed or determinable, collectability is reasonably assured, and there are no significant subsequent obligations for the Company to assume.

Prior to an agreement, the Company assesses whether collectability from the potential customer is reasonably assured. The Company reviews the customer's financial condition, which is an indicator of both its ability to pay, and, in turn, whether or not revenue is realizable.

The ability to pay is an important criterion for entrance into an agreement with the customer. If management believes that the potential customer does not have the ability to pay, normally an agreement is not entered into with the customer.

If, at the outset an arrangement is entered into and the Company determines that the collectability of the revenue amount from the customer is questionable, management would not recognize revenue until it receives the amount due or conditions change so that collectability is reasonably assured. If collectability is reasonably assured at the outset of an arrangement, but subsequent changes in facts and circumstances indicate collection from the customer is no longer probable, the amount is recorded as bad debt expense.

64

There are two primary customer agreements currently offered to the Company's customers - (a) Licensing, Lease and Use Agreement ("Licensing Agreement"), and (b) Exporter Services Agreement ("Exporter Agreement").

(a) Licensing, Lease and Use Agreement

For the License, Lease and Use Agreement, the Company reflects revenue recognition over the course of the term.

(b) Exporter Services Agreement.

For services provided in the Exporter Service Agreement, the Company has two primary types of services called the Service Fee and Transaction Fee. Additionally, under certain circumstances, the Company may charge an Extension Fee. The customer under the Exporter Services Agreement is defined in this section as the "Exporter."

The Service Fee

Upon signing the Exporters Agreement, the Exporter is provided with services consisting of eight related components including: 1) market analysis; 2) review of proposed goods and services; 3) expectations for supply and demand in the market; 4) conducting export business in China; 5) information on financing; 6) information on the export tax savings programs; 7) international trade center assistance; and 8) selecting and assigning a tax saving company. All eight components of the Service Fee are delivered as one deliverable upon the signing or shortly thereafter of the Exporter Service Agreement with the exporter. The Company completes the earnings process upon the signing the Exporter Service Agreement since the one service fee deliverable has been delivered and we have no further obligations. Revenue is not recognized until the completion of these eight components and the Company has no further obligations.

The Transaction Fee

During this process, the Exporter's goods and services are tested in the market, buyers or identified, deals or negotiated and the exporter products and services are delivered, and payment is made. The Transaction Fee is normally a percentage of each transaction.

The Transaction Fee process includes the Exporter's participation in three programs: 1) the Sample and Test Market Program; 2) Market Acceptance Program; and 3) Export Delivery Action. In the Sample and Test Market Program, an Exporter's products and services are tested in the market; sources of goods and services are confirmed; price indications are confirmed; and an Exporter and buyer match occurs. In the Market Acceptance Program, the export deal is identified and negotiated. Finally, in the Export Delivery Action, the goods are shipped and delivered and payment is made. The Company does not recognize revenue until completion of these three programs and the Company has no further obligations.

Throughout the life of the Exporter Agreement, the Company expects Exporters to complete multiple transactions. Each transaction is a separate and independent process.

The Extension Fee

The Extension Fee is an independent accounting unit. The Extension Fee is a fee charged to those Exporters who in rare cases for whatever reason fail to avail themselves of the Transaction Process. The Exporter has one-year to participate in the Sample and Test Market Program. Afterwards, provided no transaction has occurred and the Exporter agrees to pay a fee equal to 25% of the original Service fee within thirty (30) days (the "Extension Fee"), the Exporter may continue the Transaction Process. If the Extension Fee is not paid, the Exporter's participation and membership in the Sample and Test Program terminates. In the event of termination, the balance of any prior fees is still due and payable.

65

Provided that the Exporter agrees to pay the Extension Fee and continues with the Transaction Process, at the end of the Transaction Process and the last Transaction Fee deliverable is made, the Transaction Fee Process is completed. Upon completion, the Company has no further obligations, revenue is recognized, and the Exporter is invoiced for both the Extension Fee and the Transaction Fee.

After the Exporter pays the Extension Fee, if no transaction has occurred for sixty (60) calendars days, the Company is exempt from any obligation to provide further Transaction Process services and it recognizes revenue of the Extension Fee.

The Company recognizes revenue on a gross basis.

We have gross presentation for services provided by Yilaime, a contractor to the Company prior to the consummation of an arrangement.

In accordance with ASC605-45-45, the gross basis to recognize revenue applies since the Company is the primary obligor in the arrangement.

The Company expects to realize revenue for export funding and support, and franchise and license fees for United States support locations, and education initiatives. Additionally, if and when the Company further develops AmericaTowne, revenues would be expected to be recognized for (a) villa sales, rentals, timeshare and leasing; (b) hotel leasing and or operational revenues and sales; (c) theme park and performing art center operations, sales and/or leasing; and (d) senior care facilities, operations and or sales.

The Company does not provide unconditional right of return, price protection or any other concessions to its customers.

There were no sales returns and allowances from inception to September 30, 2017.

Valuation of Goodwill

We assess goodwill for potential impairments at the end of each fiscal year, or during the year if an event or other circumstance indicates that we may not be able to recover the carrying amount of the asset. In evaluating goodwill for impairment, we first assess qualitative factors to determine whether it is more likely than not (that is, a likelihood of more than 50 percent) that the fair value of a reporting unit is less than its carrying amount. If we conclude that it is not more likely than not that the fair value of a reporting unit is less than its carrying value, then no further testing of the goodwill assigned to the reporting unit is required. However, if we conclude that it is more likely than not that the fair value of a reporting unit is less than its carrying value, then we perform a two-step goodwill impairment test to identify potential goodwill impairment and measure the amount of goodwill impairment to be recognized, if any.

In the first step of the review process, we compare the estimated fair value of the reporting unit with its carrying value. If the estimated fair value of the reporting unit exceeds its carrying amount, no further analysis is needed. If the estimated fair value of the reporting unit is less than its carrying amount, we proceed to the second step of the review process to calculate the implied fair value of the reporting unit goodwill in order to determine whether any impairment is required. We calculate the implied fair value of the reporting unit goodwill by allocating the estimated fair value of the reporting unit to all of the assets and liabilities of the reporting unit as if the reporting unit had been acquired in a business combination. If the carrying value of the reporting unit's goodwill exceeds the implied fair value of the goodwill, we recognize an impairment loss for that excess amount. In allocating the estimated fair value of the reporting unit to all of the assets and liabilities of the reporting unit, we use industry and market data, as well as knowledge of the industry and our past experiences.

66

We base our calculation of the estimated fair value of a reporting unit on the income approach. For the income approach, we use internally developed discounted cash flow models that include, among others, the following assumptions: projections of revenues and expenses and related cash flows based on assumed long-term growth rates and demand trends; expected future investments to grow new units; and estimated discount rates. We base these assumptions on our historical data and experience, third-party appraisals, industry projections, micro and macro general economic condition projections, and our expectations.

We have had no goodwill impairment charges for the nine months ended September 30, 2017. The estimated fair value of each of our reporting units exceeded its' respective carrying amount by more than 100 percent based on our models and assumptions.

NOTE 3. NOTES RECEIVABLE – RELATED PARTIES

On July 12, 2017, the Company issued $15,000 secured promissory note to a shareholder with annual 6% interest rate. The note is due on October 30, 2017. The interest rate is 9% after the due date. The note is secured by the personal guarantee of the borrower and the borrower’s stock of the Company.

NOTE 4. ACCOUNTS RECEIVABLE

The nature of the net accounts receivable for September 30, 2017, in the amount of $3,030,636 are for Export Service Agreements. The Company's allowance for bad debt is $374,317 which provides a net receivable balance of $2,656,319

Accounts' receivable is stated at the amount management expects to collect from outstanding balances. Management provides for probable uncollected amounts through a charge to earnings and a credit to an allowance for bad debts based on its assessment of the current status of individual accounts. Balances that are still outstanding after management has used reasonable collection efforts are written off through a charge to the allowance for bad debts and a credit to accounts receivable.

Accounts receivable consist of the following:

	September 30	December 31
	2017	2016

Accounts receivable	$916,335	$1,215,377
Accounts receivable- related parties	2,114,301	304,525
Less: Allowance for doubtful accounts	(374,317)	(221,221)
Accounts receivable, net	$2,656,319	$1,298,681

Bad debt expense was $156,967 and $49,852 for the nine months ended September 30, 2017 and 2016, respectively.

Allowance for bad debt policy

Our bad debt policy is determined by the Company's periodic review of each account receivable for reasonable assurance of collection. Factors considered are the exporter's financial condition, past payment history if any, any conversations with the exporter about the exporter's financial conditions and any other extenuating circumstances. Based upon the above factors the Company makes a determination whether the receivable are reasonable assured of collection. Based upon our review if required we adjust the allowance for bad debt.

67

NOTE 5. SHAREHOLDER'S EQUITY

The Company incorporates by reference all prior disclosures for the period identified herein. See Part II, Item 6. The stockholders' equity section of the Company contains the following classes of capital stock as of September 30, 2017:

  Common stock, $ 0.0001 par value: 100,000,000 shares authorized; 48,947,267 shares issued and outstanding
  Preferred stock, $ 0.0001 par value: 5,000,000 shares authorized; but not issued and outstanding.

NOTE 6. DEFFERED REVENUE

ATI Modular receives $250,000 quarterly fee from Yilaime for Sales and Support Services Agreement. In accordance with ASC 605-50-45, the Company defers and recognizes as a reduction to the future costs for quarterly fee. For the nine months September 30, 2017, $750,000 fee from exclusive agreement incurred; $1,004,387 is booked deferred revenue as current liability on September 30, 2017 and $70,000 went against cost charged by Yilaime.

NOTE 7. STOCK BASED COMPENSATION

For the nine months ended September 30, 2017 and 2016, $395,288 and $287,390 of stock compensation were charged to operating expenses, respectively. $2,576,548 and $1,450,842 were recorded as deferred compensation on September 30, 2017 and December 31, 2016, respectively.

ATI Modular entered into an employment lock-up agreement on July 1, 2016 with Alton Perkins to serve as the Chairman of the Board, President, Chief Executive Officer, Chief Financial Officer and Secretary. The term of Mr. Perkins' agreement is five years with ATI Modular retaining an option to extend in one-year periods. In consideration for Mr. Perkins' services, ATI Modular has agreed to issue to his designee, the Alton & Xiang Mei Lin Perkins Family Trust, 10,000,000 shares of common stock. ATI Modular may elect in the future to include money compensation to Mr. Perkins or his designee for his services provided there is sufficient cash flow.

On June 20, 2017, the Company signed the “First Amendment Employment Agreement with Alton Perkins amending the original Employment Agreement dated November 21, 2014. The new Agreement lifts up any lock-up provisions related to shares issued to Alton Perkins or its designee. In addition, in accordance with the new Agreement, the Company issued Alton Perkins additional 10,000,000 shares of restricted common stock and extend his employment until June 19, 2022.

On September 11, 2017, the Company signed the “Second Amendment Employment Agreement with Alton Perkins amending the original Employment Agreement dated November 21, 2014, as amended on June 20, 2017. Mr. Perkins agreed to serve as the Chairman and Chief Executive of AmericaTowne Holdings, Inc. as well as continue to serve for five years through September 11, 2022, in the same capacity for AmericaTowne, Inc., ATI Modular Technology Corp, and its subsidiary Anhui Ao De Xin Modular New Building Material Co., Ltd. In accordance with the new amended Agreement, the Company issued Alton Perkins and or his designee 8,831,145 shares of restricted common stock.

NOTE 8. RELATED PARTY TRANSACTIONS

Yilaime Corporation, a Nevada corporation ("Yilaime") and Yilaime Corporation of NC ("Yilaime NC") are related parties to the Company. Yilaime is a "Control Party" to AmericaTowne because it has title to greater than 50% of the issued and outstanding shares of common stock in the Company. Alton Perkins is the majority shareholder and controlling principal of Yilaime, Yilaime NC, Perkins DISC and the Company. Additionally, for those “trade centers” set forth below, Mr. Perkins directs all major activities and operating policies of each entity. The common control may result in operating results or a financial position significantly different from that, which would have been obtained if the enterprises were autonomous. Further, pursuant to ASC 850-10-50-6 the Company lists and provides details for all material Related Party transactions so that readers of the financial statements can better assess and predict the possible impact on performance.

68

Nature of Related Parties' Relationship

On October 8, 2014, the Company entered into the Stock Exchange Agreement with Yilaime NC. Pursuant to the terms of the Stock Exchange Agreement, in consideration for the issuance of 3,616,059 shares of common stock in the Company to Yilaime NC, Yilaime NC conveyed 10,848,178 shares of its restricted common stock to the Company. The intent of the parties in executing and performing under the Stock Exchange Agreement is to effectuate tax-free reorganization under Section 368 of the Internal Revenue Code of 1986. The Company issued the 3,616,059 shares of common stock to Yilaime NC on May 14, 2015. As result of receiving 10,848,178 shares of issued and outstanding common stock in Yilaime (4.5% of issued and outstanding), the Company recorded a $3,860 investment in use of Cost Method.

The Company authorized Yilaime NC to transfer 3,616,059 of these shares pursuant to the Company's effective registration statement on Form S-1/A on November 5, 2015.

The Company entered into a Service Provider Agreement with Yilaime on October 27, 2014 (the "Service Agreement") wherein certain "Export Funding and Support Services" and "Occupancy Services," as defined therein, are provided to the Company in consideration for a fee. In addition to these fees, Yilaime has to pay an Operations Fee to the Company for exclusive rights. Mr. Perkins is the Chief Executive Officer of the Company and is the majority shareholder and controlling person of Yilaime.

The Company also leased office space from Yilaime NC for $3,516 per month.

On June 27, 2016, ATI Modular entered into a Sales and Support Services Agreement with Yilaime. Under the Services Agreement, Yilaime will provide ATI Modular with marketing, sales and support services in the ATI Modular’s pursuit of ATI Modular business in China in consideration of a commission equal to 10% of the gross amount of monies procured for ATI Modular through Yilaime’s services. In consideration of the right to receive this commission, Yilaime has agreed to pay ATI Modular a quarterly fee of $250,000 starting on July 1, 2016. The Services Agreement is set to expire on June 10, 2020, absent early termination for breach thereof by either party. Yilaime retains an option to extend the term under its sole discretion until June 10, 2025 by providing written notice to ATI Modular by March 10, 2019. Yilaime has agreed to be ATI Modular’s exclusive independent contractor in providing the services in the Services Agreement, and has agreed to a non-compete and non-circumvent agreement.

Yilaime is obligated to provide support services only in a manner that is deemed commercially acceptable by Yilaime and Yilaime has the sole right to determine the means, manner and method by which services will be provided and at the time and location of its choosing. Furthermore, as the control person of Yilaime, Mr. Perkins might make decisions he deems are in the best interests of Yilaime, which might be to the detriment of the goals and objectives of ATI Modular.

Pursuant to ASC 850-10-50-6, the Company makes the following transaction disclosures for nine months ending September 30,

Consolidated Operating Statement Related Party Transactions (for nine months ending September 30, 2017 and 2016).

(a) $150,000 and $150,000 in revenues for Yilaime's exclusive agreement with the Company;

(b) $901,750 and $175,000 in Trade Center Service Agreement Revenue;

(c) $30,242 and $0 in commission revenue with Nationwide Microfinance Limited;

(d) $112,916 and $117,062 in costs of revenues to Yilaime for services pursuant to the Service Agreement;

(e) $555,871 and $463,000 for general and administrative expenses for commissions and fees.

(f) For the nine months ended, September 30, 2017, $31,947 for general and administrative expenses for rent expenses the Company paid to Yilaime towards its lease agreement; For the nine months ended, September 30, 2017, $22,500 for general and administrative expenses for rent expenses ATI Modular paid to Yilaime towards its lease agreement. For the nine months ended, September 30, 2017, $22,500 for general and administrative expenses for rent expenses ATI Nationwide paid to Yilaime towards its lease agreement.

69

For the nine months ended, September 30, 2016, $22,665 for general and administrative expenses for rent expenses the Company paid to Yilaime towards its lease agreement; $7,500 for general and administrative expenses for rent expenses ATI Modular paid to Yilaime towards its lease agreement.

(g) $395,288 and $287,390 for general and administrative operating expenses recorded as stock compensation for respective employment agreements.

Consolidated Balance Sheet Related Party Transactions (on September 30, 2017 and December 31, 2016)

(a) $15,000 and $0 notes receivable to a shareholder;

(b) $932,811 and $405,817 net account receivables Yilaime owes to the Company;

(c) $115,459 and $42,839 due to Yilaime;

(d) $1,065,636 and $282,149 Trade Center receivables owed to the Company;

(e) On September 30, 2017, other receivables include $208,180 owed by Perkins Hsu Export Corporation and $14,677 purchase mining equipment and advances for Yilaime Nairobi Ltd

On December 31, 2016, other receivables include $69,120 owed by Yilaime $175,772 owed by Perkins Hsu Export Corporation and $14,677 purchase mining equipment and advances for Yilaime Nairobi Ltd;

70

AMERICATOWNE Inc.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholders of AMERICATOWNE Inc.

We have audited the accompanying consolidated balance sheets of AMERICATOWNE Inc. and its subsidiaries (the “Company”) as of December 31, 2016 and 2015, and the related statement of operations, stockholders' equity, and cash flows for each of the years in the two-year period ended December 31, 2016. The Company's management is responsible for these financial statements. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall consolidated financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Company. as of December 31, 2016 and 2015, and the results of operations and cash flows for each of the years in the two –year period ended December 31, 2016 in conformity with accounting principles generally accepted in the United States of America.

/s/Yichien Yeh, CPA

Yichien Yeh, CPA

Oakland Gardens, New York

April 10, 2017

71

AMERICATOWNE Inc.
Consolidated Balance Sheets

	December 31	December 31
	2016	2015

ASSETS
Current Assets
Cash and cash equivalents	$973,015	$641,663
Accounts receivable, net	610,715	823,144
Accounts receivable, net - related parties	687,966	35,779
Other receivables - related parties	148,631	-
Prepayment-current	644	2,594
Total Current Assets	2,420,971	1,503,180

Prepayment-non current	7,675	8,161
Property, plant and equipment, net	25,861	18,357
Goodwill	393,656	40,331
Investments	3,860	3,860
Total Assets	$2,852,023	$1,573,889

LIABILITIES AND SHAREHOLDERS' EQUITY
Current Liabilities
Accounts payable and accrued expenses	$240,288	$121,408
Deferred revenues-current	4,542	4,542
Notes payable	-	10,000
Other payables	5,016	-
Due to related parties	42,839	-
Income tax payable	58,714	35,747
Total Current Liabilities	351,399	171,697
Deferred revenues-non current	53,981	58,521
Total Liabilities	405,380	230,218

Commitments & Contingencies

Shareholders' Equity
Preferred stock, $0.0001 par value; 5,000,000 shares authorized;
none issued and outstanding	-	-
Common stock, $0.0001 par value; 100,000,000 shares authorized,
26,974,775 and 25,243,205 shares issued and outstanding	2,697	2,524
Common stock subscribed	90	-
Additional paid-in capital	3,706,582	2,438,099
Deferred compensation	(1,450,842)	(1,233,198)
Receivable for issuance of stock	(65,223)	-
Retained Earnings	241,871	136,246
Noncontrolling interest	11,468	-
Shareholders' Equity	2,446,643	1,343,671
Total Liabilities and Shareholders' Equity	$2,852,023	$1,573,889

See Notes to Financial Statements

72

AMERICATOWNE Inc.

Consolidated Statement of Operations

	For the Years Ended
	December 31, 2016	December 31, 2015

Revenues
Sales	$1,209,540	$1,059,541
Services-related parties	1,050,000	200,000
	2,259,540	1,259,541
Cost of Revenues-Related Parties	420,099	126,197
Gross Profit	1,839,441	1,133,344

Operating Expenses
General and administrative	1,386,079	889,202
Professional fees	317,044	106,137
Total operating expenses	1,703,123	995,339
Income from operations	136,318	138,005

Other Expenses (Income)	(2,441)	3,397

Provision for income taxes	22,967	26,950
Net Income	115,792	107,658

Less: Net income attributable to the noncontrolling interest	(10,167)	-

Net income attributable to AMERICATOWNE, Inc common stockholders	$105,625	$107,658

Earnings per share - basic and diluted	$0.004	$0.005
Weighted average shares outstanding- basic and diluted	26,599,745	21,777,024

See Notes to Financial Statements

73

AMERICATOWNE Inc.

Statements of Stockholders' Equity

April 22, 2014 (Inception) through December 31, 2016

Americatowne Inc. Shareholders
		Preferred Stock		Common Stock		Common Stock	Additional Paid-In	Retained	Deferred	Receivable For Issuance	Non- Controlling
	Total	Share	Amount	Share	Amount	Subscribed	Capital	Earning	Compensation	of Stock	Interest

Balance, December 31, 2014	$99,781	—	$—	18,577,565	$1,858	$—	$1,432,533	$28,588	$(1,363,198)	$—	$—

Shares issued for Intangibles	—	—	—	750,000	75	—	(75)	—	—	—	—

Shares Issued for Investments	3,860	—	—	3,616,059	362	—	3,498	—	—	—	—

Shares Issued for Proceeds	740,574	—	—	1,252,391	125	—	740,449	—	—	—	—

Shares Issued for Compensation	—	—	—	1,047,190	105	—	261,693		(261,798)	—	—

Amortization of Deferred Compensation	391,798	—	—	—	—	—	—	—	391,798	—	—

Net Income for the Period	107,658	—	—	—	—	—	—	107,658	—	—	—

Balance, December 31, 2015	$1,343,671	—	$—	25,243,205	$2,524	$—	$2,438,099	$136,246	$ (,233,198)	$—	$—

Shares Issued for Service	875	—	—	8,718	1	—	874	—	—	—	—

Shares Issued for Compensation	—	—	—	617,190	62	—	654,236	—	(654,298)	—	—

Amortization of Deferred Compensation	436,653	—	—	—	—	—	—	—	436,653	—	—

Shares issued for Debt Conversion	169,168	—	—	171,628	17	—	169,151	—	—	—	—

Shares Issued for Proceeds	235,970	—	—	934,034	93	90	301,010	—	—	(65,223)	—

Business Combination	(534)	—	—	—	—	—	—	—	—	—	(534)

Capital Contribution	145,049	—	—	—	—	—	143,213	—	—	—	1,836

Net loss for the Period	115,792	—	—	—	—	—	—	105,625	—	—	10,167

Balance, December 31, 2016	$2,446,643	—	$—	26,974,775	$2,697	$90	$3,706,582	$241,871	$(1,450,842)	$(65,223)	$11,468

See Notes to Financial Statements

74

AMERICATOWNE Inc.
Consolidated Statement of Cash Flows

	For the Years Ended
	December 31, 2016	December 31, 2015

Operating Activities:
Net income	$115,792	$107,658
Adjustments to reconcile net income to net cash provided by operations
Depreciation	3,388	1,989
Notes issued for expenses	-	25,000
Stock compensation	436,653	391,798
Stock issued for services	875	-
Bad debt provision	128,816	84,767
Changes in operating assets and liabilities:
Accounts receivable, net	(568,573)	(800,556)
Other receivable - related parties	(148,632)	-
Prepayment	2,436	(1,303)
Accounts payable and accrued expenses	274,189	94,867
Deferred revenues	(34,540)	(4,541)
Other payables	5,016	-
Deposit from customers	30,000	-
Due to related parties	42,839	-
Income tax payable	22,967	20,353
Net cash provided by (used in) operating activities	311,225	(79,968)

Investing Activities:
Purchase of fixed assets	(10,891)	(20,346)
Acquisition of subsidiaries	(350,000)	-
Net cash used in Investing activities	(360,891)	(20,346)

Financing Activities:
Repayment of notes payable	-	(15,000)
Proceeds from issuance of common stock	381,019	740,574
Net cash provided by financing activities	381,019	725,574

Increase (Decrease) in cash and cash equivalents	331,352	625,260
Cash and cash equivalents at beginning of period	641,663	16,403.00
Cash and cash equivalents at end of period	$973,015	641,663

Supplemental disclosure of cash flow information
Interest paid	$535	$638
Income taxes paid	$-	$6,597

See Notes to Financial Statements

75

AMERICATOWNE Inc.
Notes to Financial Statements

NOTE 1. ORGANIZATION AND DESCRIPTION OF BUSINESS

AmericaTowne, Inc. (the "Company") was incorporated under the laws of the State of Delaware on April 22, 2014. The Company is engaged in exporting and consulting in the exportation of American made goods, products and services to China and Africa through strategic relationships in China and in the United States, which is referred to internally by the Company as the "AmericaTowne Platform". The Company's forward-looking vision is to create a physical location called AmericaTowne in China that incorporates business selling the "American experience" in housing, retail, education, senior care and entertainment. The Company's Registration Statement on Form S-1/A went effective on November 6, 2015 and we terminated the S1 on October 19, 2016.

On June 6, 2016, the Company purchased the majority and controlling interest in ATI Modular Technology Corp (“ATI Modular”), formerly Global Recycle Energy, Inc. OTC:Pinks (GREI) through the acquisition of 100,000,000 shares (86%) of restricted common stock. The Stock Purchase and Sale Agreement dated June 2, 2016 (the “SPA”) closed on June 6, 2016 with the $175,000 payment of the purchase price to Joseph Arcaro, prior shareholder and sole director and officer of ATI Modular.

ATI Modular is engaged in the development and the exporting of modular energy efficient technology and processes that allow government and private enterprises in China to use US based methods for creating modular spaces, facilities, and properties. The Company's forward-looking vision is to create a physical location and manufacturing facility that promotes the export of US based technology, equipment, and process that focuses on building modular buildings, and structures of all types that will be used by both the public and private building and technology sectors in China.

On October 3, 2016, the Company purchased the majority and controlling interest in ATI Nationwide Holding Corp (“ATI Nationwide”), formerly EXA, Inc. OTC:Pinks (EXAI) through the acquisition of 65,000,000 shares (65.5%) shares of restricted common stock. The Stock Purchase and Sale Agreement dated October 3, 2016 (the “SPA EXAI”) closed on October 10, 2016 with the $175,000 payment of the purchase price to Joseph C. Passalaqua, prior shareholder and director and officer of ATI Nationwide.

The Company intends on using this acquisition to facilitate its performance under the July 11, 2016 Master Joint Venture and Operational Agreement with Nationwide Microfinance Limited, a Ghanaian corporation, as disclosed in the Company’s July 14, 2016 Form 8-K (see exhibit table above).

In both acquisitions, the Company purchased the shares with the intent to hold in its personal account on a restricted basis absent registration or qualification under an exemption to registration. The Stock Purchase Agreements were privately negotiated between the parties without facilitation through brokers or promotors, or third-parties, except legal counsel, and were approved by the Company’s Board of Directors as being in the best interests of the Company. The source of funds was working capital from the Company. There is no material relationship between the Company and any of the parties under the Stock Purchase Agreements.

As with any business plan that is aspirational in nature, there is no assurance we will be able to accomplish all of our objective or that we will be able to meet our financing needs to accomplish our objectives.

76

Mission

"AmericaTowne is to be a world-class, globally respected and profitable company, providing value to its customers, the environment and the lives of the people we service." This statement is a forward-looking statement; however, the Company has already made strides in facilitating relationships intended to advance its mission.

The Company's aim is to provide upper and middle-income consumers in China with "Made In The USA" goods and services allowing customers to experience the United States' culture and lifestyle. In achieving this objective, our focus is to create a $2.4 billion enterprise through on four initiatives:

(1) The development of a United States International Trade Center in Chizhou and Shexian China with employees and/or independent contractors focusing on advancing our initial business objective, which is to be the "go-to" place for all things "Made in the USA."

(2) The development of upwards of 20 AmericaTowne communities in China with each community consisting of upwards of 50 United States based companies, and upscale hotels, villas, children theme parks, senior care and educational facilities - all based upon United States culture and lifestyle.

(3) The development of an internet platform in Chinese to complement (1) and (2), above, focusing on importing "Made in the USA" goods and services to China through internet sales.

(4) The development of franchise operations in the United States and internationally to support and advance the above-referenced initiatives.

These initiatives are admittedly aspirational in nature. Our intent is to accomplish the majority, if not all, of our initiatives, but there is no assurance we will or that our financing needs to meet our initiatives will be met.

The Company currently has 30 exporters in our export program. Our intention is to bring the United States International Trade Center in Chizhou and Shexian China online in 2017. We expect to complete our initial trade operations with our exporters in 2017. In addition, our office in Raleigh, North Carolina is operational and serves as our base and model for our export franchise operations planned in the United States and other locations. The AmericaTowne Community planned in China and our Internet operations with Chinese websites planned are not yet operational. While we plan to have robust operations in the United States and international locations to support the AmericaTowne concept and trade center, we expect the bulk of our operations and revenue will come from China.

China's economy and its government impact our revenues and operations. While we have an agreement in place with the government in Meishan Ningbo China to operate the United States International Trade Center in Chizhou and Shexian China, there is no assurance that we will operate the center successfully. Additionally, the Company will need government approval in China to operate other aspects of our business plan. There is no assurance that we will be successful in obtaining approvals from government entities to operate other aspects of our business plan.

The Company is in the development phase and intends to be in the business set forth in the forward-looking statements herein. As such, the Company is not subject to all risks inherent in the establishment of a start-up business enterprise.

77

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

These consolidated financial statements have been prepared in accordance with generally accepted accounting principles in the United States of America ("U.S. GAAP").

Accounting Method

The Company's financial statements are prepared using the accrual method of accounting. The Company has elected a fiscal year ending on December 31.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. In the opinion of management, all adjustments necessary in order to make the financial statements not misleading have been included. Actual results could differ from those estimates.

Financial Instruments

The carrying amount reported in the balance sheet for cash, accounts receivable, accounts payable, accrued expenses, interest payable and short-term notes payable approximate fair value because of the immediate or short-term maturity of these financial instruments.

Cash Equivalents

The Company considers all highly liquid investments with maturity of three months or less when purchased to be cash equivalents.

Concentration of Credit Risk

Financial instruments that potentially subject the Company to a significant concentration of credit risk consist primarily of cash and cash equivalents. The Company maintains deposits in federally insured financial institutions in excess of federally insured limits. However, management believes the Company is not exposed to significant credit risk due to the financial position of the depository institutions in which those deposits are held.

Property, Plant, and Equipment

Property, plant and equipment are initially recognized recorded at cost. Gains or losses on disposals are reflected as gain or loss in the period of disposal. The cost of improvements that extend the life of plant and equipment are capitalized. These capitalized costs may include structural improvements, equipment and fixtures. All ordinary repairs and maintenance costs are expensed as incurred.

78

Depreciation for financial reporting purposes is provided using the straight-line method over the estimated useful lives of the assets:

Office equipment	5 years

For the year ended December 31, 2016 and 2015, depreciation expense is $3,388 and $1,989, respectively.

Investments

Investments primarily include cost method investments. On December 31, 2016, the carrying amount of investments is $3,860. There are no identified events or changes in circumstances that may have a significant adverse effect on fair value of the investment as of December 31, 2016.

Income Taxes

Income taxes are provided in accordance with Statement of Financial Accounting Standards ASC 740 Accounting for Income Taxes. A deferred tax asset or liability is recorded for all temporary differences between financial and tax reporting and net operating loss carry forwards. Deferred tax expense (benefit) results from the net change during the year of deferred tax assets and liabilities. Deferred tax assets are reduced by a valuation allowance when, in the opinion of management, it is more likely than not that some portion of all of the deferred tax assets will be realized. Deferred tax assets and liabilities are adjusted for the effects of changes in tax laws and rates on the date of enactment.

The Company was established under the laws of the State of Delaware and is subject to U.S. federal income tax and Delaware state income tax. Deferred income tax assets and liabilities are computed for differences between the financial statement and tax bases of assets and liabilities that will result in future taxable or deductible amounts and are based on enacted tax laws and rates applicable to the periods in which the differences are expected to affect taxable income. Valuation allowances are established when necessary to reduce deferred income tax assets to the amount expected to be realized. On December 31, 2016, there are no deferred tax assets and liabilities. The Company accrued $34,746 income tax for the year ended December 31, 2015. The Company had $66,020 of income tax liability as of December 31, 2016.

For the year ended December 31, 2016, statutory U.S tax rate is 17% based on the Company’s pre-tax net income in 2016. The Company’s 2016 effective income tax rate is 17%.

Earnings per Share

In February 1997, the FASB issued ASC 260, "Earnings per Share", which specifies the computation, presentation and disclosure requirements for earnings (loss) per share for entities with publicly held common stock. ASC 260 supersedes the provisions of APB No. 15, and requires the presentation of basic earnings (loss) per share and diluted earnings (loss) per share. The Company has adopted the provisions of ASC 260 effective (inception).

Basic earnings and net loss per share amounts are computed by dividing the net income by the weighted average number of common shares outstanding. Diluted earnings per share are the same as basic earnings per share due to the lack of dilutive items in the Company.

79

Segment Information

The standard, "Disclosures about Segments of an Enterprise and Related Information", codified with ASC 280, requires certain financial and supplementary information to be disclosed on an annual and interim basis for each reportable segment of an enterprise. The Company believes that it operates in business segment of marketing and sales in China while the Company's general administration function is performed in the United States. On December 31, 2016, all assets and liabilities are located in the United States where the income and expense has been incurred since inception to December 31, 2016.

Impact of New Accounting Standards

The Company does not expect the adoption of recently issued accounting pronouncements to have a significant impact on the Company's results of operations, financial position, or cash flow.

Pushdown Accounting and Goodwill

Pursuant to applicable rules (FASB ASC 805-50-S99) the Company used push down accounting to reflect Yilaime Corporation's purchase of 100% of the shares of the Company's common stock. Richard Chiang, the Company's prior sole shareholder entered into an agreement to sell an aggregate of 10,000,000 shares of the Company's common stock to Yilaime Corporation effective upon the closing date of the Share Purchase Agreement dated June 26, 2014. Richard Chiang executed the agreement and owned no shares of the Company's common stock. This transaction resulted in Yilaime Corporation retaining rights, title and interest to all issued and outstanding shares of common stock in the Company.

The purchase cost for the agreement was $40,000. The Company used $40,000 as a new accounting basis for its net assets. Since there was no assets on the company's book on June 26, 2014, to make the company's net assets $40,000, the Company recorded $40,331 in goodwill ($40,331-$331=$40,000; $331 was a liability due to a related party). Therefore, in recognizing push down accounting, the Company's net asset increased by the amount reflected by Goodwill.

Purchased goodwill from acquisitions is $178,325 and $175,000 for acquiring ATI Modular and ATI Nationwide, respectively in 2016, none of which is deductible for tax purposes.

Revenue Recognition

The Company's revenue recognition policies comply with FASB ASC Topic 605. Revenue is recognized when persuasive evidence of an arrangement exists, delivery has occurred, the price is fixed or determinable, collectability is reasonably assured, and there are no significant subsequent obligations for the Company to assume.

Prior to an agreement, the Company assesses whether collectability from the potential customer is reasonably assured. The Company reviews the customer's financial condition, which is an indicator of both its ability to pay, and, in turn, whether or not revenue is realizable.

80

The ability to pay is an important criterion for entrance into an agreement with the customer. If management believes that the potential customer does not have the ability to pay, normally an agreement is not entered into with the customer.

If, at the outset an arrangement is entered into and the Company determines that the collectability of the revenue amount from the customer is questionable, management would not recognize revenue until it receives the amount due or conditions change so that collectability is reasonably assured. If collectability is reasonably assured at the outset of an arrangement, but subsequent changes in facts and circumstances indicate collection from the customer is no longer probable, the amount is recorded as bad debt expense.

There are two primary customer agreements currently offered to the Company's customers - (a) Licensing, Lease and Use Agreement ("Licensing Agreement"), and (b) Exporter Services Agreement ("Exporter Agreement").

(a) Licensing, Lease and Use Agreement

For the License, Lease and Use Agreement, the Company reflects revenue recognition over the course of the term.

(b) Exporter Services Agreement.

For services provided in the Exporter Service Agreement, the Company has two primary types of services called the Service Fee and Transaction Fee. Additionally, under certain circumstances, the Company may charge an Extension Fee. The customer under the Exporter Services Agreement is defined in this section as the "Exporter."

The Service Fee

Upon signing the Exporters Agreement, the Exporter is provided with services consisting of eight related components including: 1) market analysis; 2) review of proposed goods and services; 3) expectations for supply and demand in the market; 4) conducting export business in China; 5) information on financing; 6) information on the export tax savings programs; 7) international trade center assistance; and 8) selecting and assigning a tax saving company. All eight components of the Service Fee are delivered as one deliverable upon the signing or shortly thereafter of the Exporter Service Agreement with the exporter. The Company completes the earnings process upon the signing the Exporter Service Agreement since the one service fee deliverable has been delivered and we have no further obligations. Revenue is not recognized until the completion of these eight components and the Company has no further obligations.

The Transaction Fee

During this process, the Exporter's goods and services are tested in the market, buyers or identified, deals or negotiated and the exporter products and services are delivered, and payment is made. The Transaction Fee is normally a percentage of each transaction.

81

The Transaction Fee process includes the Exporter's participation in three programs: 1) the Sample and Test Market Program; 2) Market Acceptance Program; and 3) Export Delivery Action. In the Sample and Test Market Program, an Exporter's products and services are tested in the market; sources of goods and services are confirmed; price indications are confirmed; and an Exporter and buyer match occurs. In the Market Acceptance Program, the export deal is identified and negotiated. Finally, in the Export Delivery Action, the goods are shipped and delivered and payment is made. The Company does not recognize revenue until completion of these three programs and the Company has no further obligations.

Throughout the life of the Exporter Agreement, the Company expects Exporters to complete multiple transactions. Each transaction is a separate and independent process.

The Extension Fee

The Extension Fee is an independent accounting unit. The Extension Fee is a fee charged to those Exporters who in rare cases for whatever reason fail to avail themselves of the Transaction Process. The Exporter has one-year to participate in the Sample and Test Market Program. Afterwards, provided no transaction has occurred and the Exporter agrees to pay a fee equal to 25% of the original Service fee within thirty (30) days (the "Extension Fee"), the Exporter may continue the Transaction Process. If the Extension Fee is not paid, the Exporter's participation and membership in the Sample and Test Program terminates. In the event of termination, the balance of any prior fees is still due and payable.

Provided that the Exporter agrees to pay the Extension Fee and continues with the Transaction Process, at the end of the Transaction Process and the last Transaction Fee deliverable is made, the Transaction Fee Process is completed. Upon completion, the Company has no further obligations, revenue is recognized, and the Exporter is invoiced for both the Extension Fee and the Transaction Fee.

After the Exporter pays the Extension Fee, if no transaction has occurred for sixty (60) calendars days, the Company is exempt from any obligation to provide further Transaction Process services and it recognizes revenue of the Extension Fee.

The Company recognizes revenue on a gross basis.

We have gross presentation for services provided by Yilaime, a contractor to the Company prior to the consummation of an arrangement.

In accordance with ASC605-45-45, the gross basis to recognize revenue applies since the Company is the primary obligor in the arrangement.

The Company expects to realize revenue for export funding and support, and franchise and license fees for United States support locations, and education initiatives. Additionally, if and when the Company further develops AmericaTowne, revenues would be expected to be recognized for (a) villa sales, rentals, timeshare and leasing; (b) hotel leasing and or operational revenues and sales; (c) theme park and performing art center operations, sales and/or leasing; and (d) senior care facilities, operations and or sales.

The Company does not provide unconditional right of return, price protection or any other concessions to its customers.

82

There was sales return of $849,000 for the year ended December 31, 2016.

Valuation of Goodwill

We assess goodwill for potential impairments at the end of each fiscal year, or during the year if an event or other circumstance indicates that we may not be able to recover the carrying amount of the asset. In evaluating goodwill for impairment, we first assess qualitative factors to determine whether it is more likely than not (that is, a likelihood of more than 50 percent) that the fair value of a reporting unit is less than its carrying amount. If we conclude that it is not more likely than not that the fair value of a reporting unit is less than its carrying value, then no further testing of the goodwill assigned to the reporting unit is required. However, if we conclude that it is more likely than not that the fair value of a reporting unit is less than its carrying value, then we perform a two-step goodwill impairment test to identify potential goodwill impairment and measure the amount of goodwill impairment to be recognized, if any.

In the first step of the review process, we compare the estimated fair value of the reporting unit with its carrying value. If the estimated fair value of the reporting unit exceeds its carrying amount, no further analysis is needed. If the estimated fair value of the reporting unit is less than its carrying amount, we proceed to the second step of the review process to calculate the implied fair value of the reporting unit goodwill in order to determine whether any impairment is required. We calculate the implied fair value of the reporting unit goodwill by allocating the estimated fair value of the reporting unit to all of the assets and liabilities of the reporting unit as if the reporting unit had been acquired in a business combination. If the carrying value of the reporting unit's goodwill exceeds the implied fair value of the goodwill, we recognize an impairment loss for that excess amount. In allocating the estimated fair value of the reporting unit to all of the assets and liabilities of the reporting unit, we use industry and market data, as well as knowledge of the industry and our past experiences.

We base our calculation of the estimated fair value of a reporting unit on the income approach. For the income approach, we use internally developed discounted cash flow models that include, among others, the following assumptions: projections of revenues and expenses and related cash flows based on assumed long-term growth rates and demand trends; expected future investments to grow new units; and estimated discount rates. We base these assumptions on our historical data and experience, third-party appraisals, industry projections, micro and macro general economic condition projections, and our expectations.

We have had no goodwill impairment charges for the period from April 22, 2014 (inception) through December 31, 2016, and as of December 31, 2016, the estimated fair value of each of our reporting units exceeded its' respective carrying amount by more than 100 percent based on our models and assumptions.

NOTE 3. ACCOUNT RECEIVABLES

The nature of the accounts receivable for December 31, 2016 in the amount of $1,519,902 are for Export Service Agreements. The Company's allowance for bad debt is $221,221, which provides a net receivable balance of $1,298,681.

Accounts' receivable are stated at the amount management expects to collect from outstanding balances. Management provides for probable uncollected amounts through a charge to earnings and a credit to an allowance for bad debts based on its assessment of the current status of individual accounts. Balances that are still outstanding after management has used reasonable collection efforts are written off through a charge to the allowance for bad debts and a credit to accounts receivable.

83

Accounts receivable consist of the following:

	December 31	December 31
	2016	2015
Accounts receivable	$1,215,377	$ $913,666
Accounts receivable- related parties	304,525	37,662
Less: Allowance for doubtful accounts	(221,221)	(92,405)
Accounts receivable, net	$1,298,681	$858,923

Bad debt expense was $128,816 and $84,767 for the fiscal year ended December 31, 2016 and December 31, 2015, respectively.

Allowance for bad debt policy

Our bad debt policy is determined by the Company's periodic review of each account receivable for reasonable assurance of collection. Factors considered are the exporter's financial condition, past payment history if any, any conversations with the exporter about the exporter's financial conditions and any other extenuating circumstances. Based upon the above factors the Company makes a determination whether the receivable is reasonable assured of collection. Based upon our review if required we adjust the allowance for bad debt. As of December 31, 2016, and 2015, based upon our limited history, our allowance for bad debt is just above bad debt we anticipate will be written off for the year.

NOTE 4. NOTES PAYABLE

A $25,000 promissory note was issued to Mr. Xianghai Lin, General Manager of Operations in Meishan Island China, for cost of startup operations Mr. Xianghai Lin may incur on behalf of the Company.

The note bears a 5% annual interest rate and its principal and accrued interest are due on December 31, 2015. After the maturity date, the interest rate will increase to 10.5%. This Note is secured by the personal guarantee of Alton Perkins, Chairman of the Company.

On December 31, 2015, unpaid principle for the note is $10,000 and interest expense for the year ended December 31, 2015 is $935.

On February 13, 2016, Mr. Lin was issued 3,976 shares of common stock at $2.75 per share to pay out the note with interest.

NOTE 5. SHAREHOLDER'S EQUITY

The Company incorporates by reference all prior disclosures for the period identified herein. See Part II, Item 6. The stockholders' equity section of the Company contains the following classes of capital stock as of December 31, 2016:

  Common stock, $ 0.0001 par value: 100,000,000 shares authorized; 26,974,775 shares issued and outstanding
  Preferred stock, $ 0.0001 par value: 5,000,000 shares authorized; but not issued and outstanding.
84

NOTE 6. STOCK BASED COMPENSATION

In 2016, the following employees were awarded common shares pursuant to their employment lock-up agreement with various terms and options Lillian Mabonga 100,000 common shares, Jay Hsu 477,190 shares and Ying Cheng 40,000 common shares. Additionally, where warranted by cash flow the Company may elect to include money compensation for employees. The Perkins Family Trust received 100,000 shares of common stock at $.05 per share upon Mr. Perkins exercising options for 2016 pursuant to his employment agreement.

ATI Modular and ATI Nationwide entered employment lock-up agreements on July 1, 2016 and December 31, 2016 with Alton Perkins to serve as the Chairman of the Board, President, Chief Executive Officer, Chief Financial Officer and Secretary. For both agreements, the term of Mr. Perkins' agreement is five years with ATI Modular and ATI Nationwide retaining an option to extend in one-year periods. In consideration for Mr. Perkins' services, the companies issued to his designee, the Alton & Xiang Mei Lin Perkins Family Trust, 10,000,000 shares of ATI Modular’s common stock. The Companies may elect in the future to include money compensation to Mr. Perkins or his designee for his services provided there is sufficient cash flow.

For the year ended December 31, 2016 and December 31, 2015, $436,653 and $391,798 in stock compensation was charged to operating expenses, respectively and $1,450,842 and $1,233,198 was recorded as deferred compensation on December 31, 2016 and 2015, respectively.

NOTE 7. RELATED PARTIES TRANSACTIONS

Yilaime Corporation, a Nevada corporation ("Yilaime") and Yilaime Corporation of NC ("Yilaime NC") are related parties to the Company. Yilaime is a "Control Party" to AmericaTowne because it has title to greater than 50% of the issued and outstanding shares of common stock in the Company. Alton Perkins is the majority shareholder and controlling principal of Yilaime, Yilaime NC, Perkins DISC and the Company. Additionally, for those “trade centers” set forth below, Mr. Perkins directs all major activities and operating policies of each entity. AmericaTowne, is a “Control Party” for ATI Modular Technology Corp, Anhui Ao De Xin Modular Construction Technology Co., Ltd., of China. The common control may result in operating results or a financial position significantly different from that, which would have been obtained if the enterprises were autonomous. Further, pursuant to ASC 850-10-50-6 the Company lists and provides details for all material Related Party transactions so that readers of the financial statements can better assess and predict the possible impact on performance.

Nature of Related Parties' Relationship

On October 8, 2014, the Company entered into the Stock Exchange Agreement with Yilaime NC. Pursuant to the terms of the Stock Exchange Agreement, in consideration for the issuance of 3,616,059 shares of common stock in the Company to Yilaime NC, Yilaime NC conveyed 10,848,178 shares of its restricted common stock to the Company. The intent of the parties in executing and performing under the Stock Exchange Agreement is to effectuate tax-free reorganization under Section 368 of the Internal Revenue Code of 1986. The Company issued the 3,616,059 shares of common stock to Yilaime NC on May 14, 2015. As result of receiving 10,848,178 shares of issued and outstanding common stock in Yilaime (4.5% of issued and outstanding), the Company recorded a $3,860 investment in use of Cost Method.

85

The Company authorized Yilaime NC to transfer 3,616,059 of these shares pursuant to the Company's effective registration statement on Form S-1/A on November 5, 2015.

The Company entered a Service Provider Agreement with Yilaime on October 27, 2014 (the "Service Agreement") wherein certain "Export Funding and Support Services" and "Occupancy Services," as defined therein, are provided to the Company in consideration for a fee. In addition to these fees, Yilaime pays an Operations Fee to the Company for exclusive rights. Mr. Perkins is the Chief Executive Officer of the Company and is the majority shareholder and controlling person of Yilaime.

The Company also leased office space from Yilaime NC for $3,416/month.

Pursuant to ASC 850-10-50-6, the Company makes the following transaction disclosures for twelve months ending December 31, 2016:

Consolidated Operating Statement Related Party Transactions (for twelve months ending December 31, 2016 and December 31, 2015)

(a)	$700,000 and $200,000 in revenues for Yilaime's exclusive agreement with the Company;

(b)	$350,000 and 0 in Trade Center Service Agreement Revenue;

(c)	$420,099 and 126,197 in expenses under costs of revenues paid to Yilaime for services pursuant to the Service Agreement;

(d)	$33,118 and $15,300 for general and administrative expenses for rent expenses the Company paid to Yilaime towards its lease agreement; $15,000 and $0 ATI Modular Technology Corp paid rent expenses to Yilaime; and $7,500 and $0 ATI Nationwide Holding Corp paid rent expenses to Yilaime

(e)	$110,939 and $180,961 for Commission and Fees paid to Perkins Hus Export Corporation pursuant to its qualification as an Interest Charge - Domestic International Sales Corporation ("IC-DISC");

(f)	$48,000 and 0 for general and administrative operating expenses recorded as Trade Center Service Agreement Expenses;

(g)	$282,829 and $38,123 for general and administrative expenses for commissions and fees.

(h)	$3,859 other income of debt forgiveness from Joseph Arcaro (ATI Modular’s prior CEO) to ATI Modular.

(i)	$198,000 and $0 for operational expense for Anhui Ao De Xin Modular Construction Technology Co., Ltd.

Balance Sheet Related Party Transactions (on December 31, 2016 and 2015)

(a) $405,817 and $35,779 net account receivables Yilaime owes to the Company;

(b) $42,839 and $0 due to Yilaime;

(c) $282,149 and $0 Trade Center receivables owed to the Company;

(d) Other receivables include $69,120 owed by Yilaime; $64,834 owed by Perkins Hus Export Corporation and $14,677 purchase mining equipment and advances for Yilaime Nairobi Ltd;

86

Management’s Discussion and Analysis of Financial Condition and Results of Operations

As a result of the Contribution Agreement, AmericaTowne acquired all rights, title and interest in and to AmericaTowne and AmericaStreet images, signatures, business plans, studies, analyses, likenesses and goodwill appurtenant thereto. AmericaTowne acquired certain rights of publicity in the trademark and registration of AmericaTowne, and the name, image, likeness, signature and other elements of AmericaTowne persona and identity. AmericaTowne acquired all rights, title and interest in any derivative or joint development programs using the intellectual property contributed under the Contribution Agreement, plus all historical contacts, business relationships, business expectancies, references and any other actual or perceived business interests in China. Using these assets, AmericaTowne procured those agreements set forth above (i.e. the Exporter Services Agreement and the Licensing, Lease and Use Agreement).

Results of Operations through December 31, 2016

AmericaTowne’s operating results are summarized as follows:

	For the Year Ended December 31, 2016	For the Year Ended December 31, 2015
Revenues	$2,259,540	$1,259,541
Cost of Revenues	$420,099	$126,197
Gross Profit	$1,839,441	$1,133,344
Operating Expenses	$1,703,123	$995,339
Provision for income taxes	$22,967	$26,950
Net Income	$115,792	$107,658

Revenues

During fiscal year 2016, AmericaTowne had sales of $2,259,540, compared to 2015 sales of $1,259,541. AmericaTowne’s sales consisted of $2,059,540 in primarily Export Service Agreements, and $200,000 in Services to related parties for Operation fees. The Cost of Revenues to related parties were $420,099. Compared to 2015, AmericaTowne’s revenues increased $999,999 or 79%. The increase is due to implementing our business plan focusing on increasing exporters in our program and inclusion of revenue from a new subsidiary.

Pursuant to AmericaTowne’s Service Agreement with Yilaime, Yilaime paid AmericaTowne $200,000 in fiscal year 2016 for an "Operations Fee". In 2015, the Company had paid an Operations Fee of $200,000. The Operations Fee stems from the agreement between Yilaime and the Company whereby Yilaime acts as the Company’s exclusive representative. The Operations Fee is not related to costs of revenues.

The related costs of revenues of $420,099 were costs associated with the Service Provider Agreement with Yilaime. The cost of revenues increased by $293,902 or 233%. The increase in the Operations Fee and costs of revenue were due to a full year worth of operations implementing our business plan.

We can make no assurances that we will find commercial success in any of our revenue producing contracts. We are a new company and thus have very limited experience in sales expectations and forecasting. We also have not fully discovered any seasonality to our business as we began operations in the first quarter of 2016.

87

Operating Expenses

Our expenses for the period through December 31, 2015 are outlined in the table below:

	December 31, 2016	December 31, 2015
General and administrative	$1,386,079	$889,202
Professional fees	$317,044	$106,137
Total operating expenses	$1,703,123	$995,339

AmericaTowne’s operating expenses are largely attributable to office, rent and professional fees related to its reporting requirements as a public company and preparing our Registration Statement on Form S-1, implementing its business plan, and inclusion expenses from new subsidiaries. Compared to 2015, its operating expenses increased $707,784 or 71%.

Net Income

As a result of AmericaTowne’s operations, for 2016, AmericaTowne reported net income after provision for income tax of $115,792. Compared to 2015, AmericaTowne’s net income increased $8,134 or 8%. The increase is due to inclusion of net income from a new subsidiary.

Liquidity and Capital Resources

Working Capital

	December 31, 2016	December 31, 2015
Current Assets	$2,420,971	$1,503,180
Current Liabilities	$351,399	$171,697
Working Capital	$2,069,572	$1,331,483

AmericaTowne has working capital of $2,069,572 on December 31, 2016. Compared to December 31, 2015, its working capital increased $738,089 or 55%. The increase is due to effectively implementing our marketing, growth and equity sales plans.

Cash Flow

	December 31, 2016	December 31, 2015
Net cash provided by (used in) operating activities	$311,225	($79,968)
Cash used in investing activities	$360,891	$20,346
Cash provided by financing activities	$381,019	$725,574
Increase (Decrease) in cash	$331,352	$625,260

88

Cash Provided by Operating Activities

Compared to 2015, the increase in cash used in operating activities in 2016 is mainly due to increase in cash related net income and increase in accounts payable.

Cash Used in Investing Activities

AmericaTowne spent $10,891 on fixed assets and $350,000 on acquisition of subsidiaries for 2016.

Cash Provided by Financing Activities

Compared to 2015, AmericaTowne’s cash provided by financing activities decreased $344,555. The decrease is due to fewer proceeds from issuance of common stock in 2016.

As of December 31, 2016, the Company had sufficient amount of cash to operate its business at the current level for the next twelve months, but insufficient cash to achieve our business goals and initiatives set forth above. To address the cash situation, the Company continues to manage its cash accounts and receivables closely.

To date, AmericaTowne has been able to meet all of its account payable obligations within a five to ten day window. If required, AmericaTowne can extend this window to improve our cash flow position. Additionally, AmericaTowne has a plan to increase sales. There is no assurance that AmericaTowne will be able to maintain this level of operations.

The success of AmericaTowne’s business plan beyond the next twelve months is contingent upon us growing its business, keeping costs down, increasing revenue and obtaining additional equity and/or debt financing. AmericaTowne intends to fund operations through its pro-active efforts to monitor receivables, and debt and/or equity financing arrangements, which may be insufficient to fund its capital expenditures, working capital, or other cash requirements. AmericaTowne does not have any formal commitments or arrangements for the sales of stock or the advancement or loan of funds at this time. There is no assurance that such additional financing will be available to AmericaTowne on acceptable terms, or at all or that AmericaTowne’s receivable plan will be effective in the future.

Plan of Operation and Cash Requirements

AmericaTowne anticipates that its expenses over the next twelve months will be approximately $3,000,000 as described in the table below. These estimates may change significantly depending on the nature of AmericaTowne’s business activities and AmericaTowne’s ability to raise capital from its shareholders or other sources.

		Estimated
	Potential	Expenses
Description	Completion Date	($)
Trade Center Operations	12 months	550,000
Salaries	12 months	500,000
Utility expenses	12 months	50,000
Investor relations costs	12 months	100,000
Marketing expenses	12 months	350,000
Professional fees	12 months	150,000
Other administrative expenses	12 months	1,200,000
Total		3,000,000

89

Off-Balance Sheet Arrangements

AmericaTowne has not entered into any off-balance sheet arrangements that have or are reasonably likely to have a current or future effect on its financial condition, changes in financial condition, revenues or expenses, results of operations, liquidity, capital expenditures or capital resources.

Income Taxes

AmericaTowne accounts for income taxes in accordance with ASC Topic 740, “Income Taxes.” ASC 740 requires a company to use the asset and liability method of accounting for income taxes, whereby deferred tax assets are recognized for deductible temporary differences, and deferred tax liabilities are recognized for taxable temporary differences. Temporary differences are the differences between the reported amounts of assets and liabilities and their tax bases. Deferred tax assets are reduced by a valuation allowance when, in the opinion of management, it is more likely than not that some portion, or all of, the deferred tax assets will not be realized. Deferred tax assets and liabilities are adjusted for the effects of changes in tax laws and rates on the date of enactment.

Under ASC 740, a tax position is recognized as a benefit only if it is "more likely than not" that the tax position would be sustained in a tax examination, with a tax examination being presumed to occur. The amount recognized is the largest amount of tax benefit that is greater than 50% likely of being realized on examination. For tax positions not meeting the "more likely than not" test, no tax benefit is recorded. The adoption had no effect on AmericaTowne’s consolidated financial statements.

Changes in and Disagreements with Accountants on Accounting and Financial Disclosure.

There are not and have not been any changes in or disagreements between the Company and its accountants on any matter of accounting principles, practices or financial statement disclosure

Quantitative and Qualitative Disclosures About Market Risk.

As a smaller reporting company, as defined in 17 CFR § 229.10(f)(1), we are not required to provide the information requested by this Item

90

THIS IS NOT A NOTICE OF A MEETING OF STOCKHOLDERS AND NO STOCKHOLDERS’ MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN.

THIS INFORMATION STATEMENT IS BEING FURNISHED TO YOU SOLELY FOR THE PURPOSE OF INFORMING YOU OF THE MATTERS DESCRIBED HEREIN.

STOCKHOLDERS’ RIGHTS

The elimination of the need for a special meeting of the stockholders to approve the Actions described in this Information Sheet is authorized by Section 78.320 of the Nevada Revised Statutes (“NRS”). Section 78.320 provides that, unless otherwise provided in a company’s articles of incorporation, action taken at an annual or special meeting may be taken without a meeting, without prior notice, and without a vote, if consents are signed by shareholders that constitute a majority of the votes of issued and outstanding common stock in the company.

THE NAME CHANGE

Overview

Pursuant to Article II, Section 8 of the Bylaws of the Company, the Company’s majority shareholder AmericaTowne approved the recommendation of the Board of Directors to change the Company’s name from ATI Modular Technology Corp. to AmericaTowne Holdings, Inc. The name changes was recommended as it relates to the Plan of Merger, which is described below. It is the intent of the Company, once the Plan of Merger below is implemented, to continue forward under the name AmericaTowne Holdings, Inc. The Company’s name change will be effective twenty (20) days after this Information Sheet is mailed to shareholders. As of the date of this filing, the Company has 126,740,708 shares of Common Stock issued and outstanding to 181 active shareholders. Approval for the name change is memorialized in the Consent of Shareholders in Lieu of Meeting dated June 23, 2017 and the Board of Directors’ Resolution dated the same day. Both are attached hereto.

The Board of Directors originally recommended the Company’s name be changed to “ATI Holdings, Inc.” However, the name “ATI Holdings, Inc.” was already registered in the State of Nevada. The original recommendation by the Board of Directors is memorialized in the Board of Directors Resolution dated June 23, 2017, with the shareholders consenting to said action occurring on the same day. The Board of Directors Resolution dated June 23, 2017 and the Consent of Shareholders in Lieu of Meeting dated June 23, 2017 are attached hereto, as they remain effective and outline the remaining actions approved by Shareholders described herein.

Reasons for the Name Change

Changing the Company’s name was recommended for purposes of facilitating the Plan of Merger, discussed below. In order to meet the conditions precedent to effectuating the Plan of Merger, the Company had to execute the Certificate of Amendment to its Articles of Incorporation to change the name of the Company to AmericaTowne Holdings, Inc. The Plan of Merger is attached to this Information Statement. It is a legal document and shareholders are urged to read the document in its entirety.

The purpose of the Name Change is to provide the Company with a new, more accurate name once the Company merges with AmericaTowne. The Company will no longer be focused solely on modular technology. Rather, being the “Surviving Entity” in the Plan of Merger, the Company will assume the various business enterprises in which AmericaTowne is presently involved and plans on expanding into new markets as well. Changing the Company’s name to AmericaTowne Holdings, Inc., allows for the Company to accurately reflect the Company’s new business plan and the combination of two, previously related entities.

Effect of the Amendments

Simply put, the Company’s name will be changed from ATI Modular Technology Corp. to AmericaTowne Holdings, Inc. The Company believes the name “AmericaTowne Holdings, Inc.” will project to customers, investors, and target markets that the Company has expanded its market to include both modular technology and the business endeavors of AmericaTowne. The term “Holdings” also suggests that the Company now oversees a variety of different activities, which more accurately reflects the new business plan of the Company.

91

THE STOCK SPLIT

Overview

AmericaTowne approved the recommendation of the Board of Directors to effectuate a fifty-to-one (50-to-1) reverse stock split, meaning that every fifty (50) Common Stock shares issued and outstanding, which are held by stockholders will be combined, reconfigured, and reissued as a single share of Common Stock at par value of $0.0001 without any affirmative action on behalf of the stockholders. Any fractional shares will be rounded up to the nearest whole share. These actions are outlined in the aforementioned Consent of Shareholders in Lieu of Meeting dated June 23, 2017 and the Board of Directors’ Resolution dated the same day.

Reason for the Stock Split

AmericaTowne believes that the Stock Split will increase shareholder value and allow for a more competitive market once the Plan of Merger, discussed below, is effectuated. By reducing the number of issued and outstanding Common Stock shares of the Company, AmericaTowne hopes to drastically increase the value of each individual share.

Effect of the Stock Split

The Stock Split will result in a significant decrease in the number of issued and outstanding Common Stock shares. Those shareholders with fewer than fifty shares will receive one (1) share as a result of the Stock Split, and any individual with a fractional share remaining will have that fraction rounded up. By way of example, if a shareholder holds seventy-five (75) shares of Common Stock prior to the Stock Split, after the Certificate of Change is filed, the shareholder will hold a total of two (2) shares.

The Stock Split may increase the value of each shareholder’s shares. The Company hopes that the Stock Split will increase trading interest in the Company’s stock as a result of the higher valuation, though the higher prices and smaller market may have the reverse effect.

92

 THE PLAN OF MERGER

Overview

The Agreement and Plan of Merger executed in June 29, 2017 and First Amendment to the Agreement and Plan of Merger dated July 14, 2017 (collectively, “Plan of Merger”) is an agreement entered into between the Company and AmericaTowne, the Company’s majority shareholder. The Company is a Nevada corporation and a publicly reporting company with the Securities and Exchange Commission. It is publicly traded on the Over-the-Counter Marketplace, which is governed by the Financial Industry Regulatory Authority, under the trading symbol “ATMO.”

The Plan of Merger outlines the merger between the Company and AmericaTowne. AmericaTowne is defined as the “Merging Entity” while the Company is defined as the “Surviving Entity.” Pursuant to the merger, AmericaTowne will merge into the Company to increase operational efficiency and to increase shareholder value. Additionally, shareholders of AmericaTowne will have their shares exchanged on a pro rata basis with the Company’s shares. The Company, being traded over-the-counter, provides former shareholders of AmericaTowne with a resource to sell or transfer their shares.

There are several conditions that must be met prior to closing the Plan of Merger. These include (1) changing the Company’s name from ATI Modular Technology Corp., to AmericaTowne Holdings, Inc., (2) the completion of the Company’s 50-to-1 reverse stock split, as described herein, and (3) AmericaTowne’s completion of its 1-to-4 stock split. Additionally, effectiveness of this transaction is dependent upon the registration of the Company’s shares to be used in this transaction, which have been filed in a Registration Statement on Form S-4 with the Securities and Exchange Commission. After these conditions are met, and the Registration Statement on Form S-4 is approved, the Company will issue to AmericaTowne shares of the Company’s restricted common stock equal to the total amount of AmericaTowne common stock shares issued and outstanding. The Company’s issuance will then be used by AmericaTowne to effectuate a 1-for-1 exchange with all AmericaTowne shareholders. Thus, after the Plan of Merger closes, each AmericaTowne shareholder will hold shares of the Company’s common stock equal to the shareholder’s prior AmericaTowne holdings.

By way of example, an AmericaTowne shareholder that held 100 shares of AmericaTowne common stock prior to the Plan of Merger will have 400 shares of AmericaTowne common stock after the conditions precedent to the Plan of Merger are met. Thereafter, the Plan of Merger will close, resulting in the AmericaTowne shareholder receiving 400 shares of the Company’s restricted common stock in exchange for his 400 shares of AmericaTowne common stock.

The Surviving Entity will be named AmericaTowne Holdings, Inc., and will assume the contracts and liabilities of the Company and AmericaTowne. The Surviving Entity will, if necessary, develop separate committees to address commitments or business of AmericaTowne and the Company. It is estimated that this Plan of Merger will be deemed effective 20 days after this Information Statement is distributed to shareholders of the Company.

Reasons for the Plan of Merger

AmericaTowne has an interest in registering its shares with a national market, such as the OTC Markets Group. In researching the most cost-effective ways to move forward with registration, it became apparent that merging into ATI Modular, the Company’s subsidiary, which is already trading over-the-counter, would provide two benefits to the Company’s shareholders.

First, by merging operations, the Company and AmericaTowne will benefit from a decrease in operational costs. Presently, both entities have reporting obligations under the Securities Exchange Act, resulting in duplicative reporting. By merging the entities, the Company and AmericaTowne eliminate the duplicative work, resulting in decreased administrative and professional costs. Though not guaranteed, the Plan of Merger would ideally allow for the Surviving Entity to be more profitable, have less overhead, increasing shareholder value.

Second, the Plan of Merger allows for AmericaTowne’s issued and outstanding shares to be exchanged with the shares of ATI Modular and traded on OTCPink under the symbol “ATMO.” This may provide AmericaTowne investors with greater liquidity and allow shareholders to enter a marketplace where they more easily transfer their shares, subject to all applicable federal and state regulations.

Effect of the Plan of Merger

The Plan of Merger will result in AmericaTowne merging into the Company. The Company will amend its Articles of Incorporation to change its name to AmericaTowne Holdings, Inc., as detailed above. Additionally, the Company will absorb AmericaTowne’s shareholders, allowing for a larger shareholder base. The Surviving Entity will assume the obligations and assets of AmericaTowne. Shareholders of AmericaTowne will have their shares exchanged on a pro rata basis. Thus, once the Plan of Merger is complete, the remaining entity—AmericaTowne Holdings, Inc.—will be trading on the OTCPink using the symbol “ATMO.”

This Plan of Merger is entered into in accordance with the Nevada Revised Statutes.

93

DISSENTERS’ RIGHT OF APPRAISAL

With respect to the Actions described herein, Stockholders have no right under the NRS, the Company’s Articles, or the Company’s Bylaws to exercise dissenters’ rights of appraisal.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding our shares of Common Stock beneficially owned as of July 5, 2017 for (i) each shareholder known to be the beneficial owner of 5% or more of the Company’s outstanding shares of Common Stock, (ii) each named executive officer and director, and (iii) all executive officers and directors as a group. A person is considered to beneficially own any shares: (i) over which such person, directly or indirectly, exercises sole or shared voting or investment power, or (ii) of which such person has the right to acquire beneficial ownership at any time within 60 days. Unless otherwise indicated, the address of each shareholder is c/o AmericaTowne, Inc., 4700 Homewood Court, Suite 100 in Raleigh, North Carolina 27609.

For purposes of this table, a person or group of persons is deemed to have “beneficial ownership” of any shares of Common Stock that such person has the right to acquire within 60 days of this Information Statement. For purposes of computing the percentage of outstanding shares of our Common Stock held by each person or group of persons named above, any shares that such person or persons has the right to acquire within 60 days of this Information Statement is deemed to be outstanding, but is not deemed to be outstanding for the purpose of computing the percentage ownership of any other person. The inclusion herein of any shares listed as beneficially owned does not constitute an admission of beneficial ownership. The beneficial ownership of each person was calculated based on 37,035,539 shares of common Stock outstanding of the Company as of July 5, 2017.

Name and Address of Beneficial Owner	Number of Shares Beneficially Owned	Percentage Beneficially Owned
All Executive Officers and Directors	110,117,593	86.9%
Alton Perkins (1)	110,117,593	86.9%
AmericaTowne, Inc.	100,000,000	78.9%,
Alton Perkins & Xiang Mei Lin Family Trust	10,000,000	7.9%
(1)	Denotes officers and directors of the Company.

The following table depicts the estimated beneficial ownership of the same group of individual after the Plan of Merger is effectuated, assuming the Surviving Entity (i.e. the Company) has 150,676,971 shares of common stock issued and outstanding after the closing of the Plan of Merger. This number takes into account the Company’s 50-to-1 reverse stock split, as well as AmericaTowne’s 1-to-4 stock split, though the actual number of issued and outstanding shares after the Plan of Merger is effectuated may change, based on the rounding of fractional shares.

Name and Address of Beneficial Owner	Number of Shares Beneficially Owned	Percentage Beneficially Owned
All Executive Officers and Directors	126,824,820	84.2%
Alton Perkins (1)(2)	126,824,820	84.2%
Yilaime Corporation	55,028,864	36.5%,
Alton Perkins & Xiang Mei Lin Family Trust	71,995,756	47.8%

(1) Denotes the Chairman of the Board of Directors, Chief Executive Officer, Chief Financial Officer, and Secretary of the Company.

(2) Mr. Perkins is the majority shareholder of Yilaime. Mr. Perkins is also the Trustee of the Alton & Xiang Mei Lin Perkins Family Trust.

94

WHERE YOU CAN FIND MORE INFORMATION

The Company files annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K, proxy statements and other information with the SEC. You may obtain such SEC filings from the SEC’s website at http://www.sec.gov. You can also read and copy these materials at the SEC’s public reference room at 100 F Street, N.E., Washington, D.C. 20549. You can obtain information about the operation of the SEC’s public reference room by calling the SEC at 1-800-SEC-0330.

ITEM 3. INTERESTS OF CERTAIN PERSONS IN OR OPPOSITION TO MATTER TO BE ACTED UPON

Except as disclosed elsewhere in this Information Statement, none of our directors or officers since January 1, 2016, being the commencement of our last completed fiscal year, nor any associate of any of the foregoing persons, have any substantial interest, direct or indirect, by security holdings or otherwise in either (1) amending the Articles to effectuate the Name Change and/or Stock Split, nor (2) the Plan of Merger.

ITEM 4. PROPOSALS BY SECURITY HOLDERS

None.

ITEM 5. DELIVERY OF DOCUMENTS TO SECURITY HOLDERS SHARING AN ADDRESS

If hard copies of the materials are requested, we will send only one Information Statement and other corporate mailings to shareholders who share a single address unless we received contrary instructions from any shareholder at that address. This practice, known as “householding,” is designed to reduce our printing and postage costs. However, the Company will deliver promptly upon written or oral request a separate copy of the Information Statement to a shareholder at a shared address to which a single copy of the Information Statement was delivered. You may make such a written or oral request by (a) sending a written notification stating (i) your name, (ii) your shared address and (iii) the address to which the Company should direct the additional copy of the Information Statement, to the Company at American Housing Income Trust, Inc., at the address identified on the first page of this Information Sheet, attention: Chief Executive Officer.

If multiple shareholders sharing an address have received one copy of this Information Statement or any other corporate mailing and would prefer the Company to mail each shareholder a separate copy of future mailings, you may send notification to or call the Company’s principal executive offices. Additionally, if current shareholders with a shared address received multiple copies of this Information Statement or other corporate mailings and would prefer the Company to mail one copy of future mailings to shareholders at the shared address, notification of such request may also be made by mail or telephone to the Company’s principal executive offices.

By Order of the Board of Directors, /s/ Alton Perkins Alton Perkins Chairman of the Board Dated: November 22, 2017

95

CONSENT OF BOARD OF DIRECTORS IN LIEU OF MEETING

(ATI MODULAR TECHNOLOGY CORPORATION)

NOW COMES the Board of Directors for ATI Modular Technology Corporation, a Nevada corporation (the “Company”), hereby consents pursuant to Article IV, Section 2 of the Bylaws to the following action in lieu of a meeting:

RESOLVED that the Board of Directors hereby approves and recommends that the Company file its Certificate of Amendment to its Articles of Incorporation to change its name from ATI Modular Technology Corporation to ATI Holdings, Inc. (“Name Change”).

RESOLVED that the Board of Directors hereby approves and recommends the Company implement a fifty-to-one (50-to-1) reverse stock split, whereby fifty (50) individual shares of the Company’s issued and outstanding common stock are converted and reconstituted into one (1) share of common stock with par value of $0.0001 with any fractional shares being rounded up to the nearest whole share (the “Reverse Split”).

RESOLVED that, the Board of Directors hereby approves and recommends the Plan of Merger between the Company and AmericaTowne, Inc. (the “Plan of Merger”).

RESOLVED that, the Board of Directors shall submit the Name Change, Reverse Splits and Plan of Merger to the shareholders entitled to vote on approval of the Plan of Merger for adoption either by vote and meeting, or by consent in lieu of a shareholder meeting.

RESOLVED that, in the event the majority of shareholders adopt the recommendations of the Board of Directors outlined herein, including the Plan of Merger, the Secretary shall certify the approval and adoption in the books and records of the Company, and in turn make the necessary filings with the State of Nevada.

RESOLVED, that, in the event the majority of shareholders adopt and ratify the Name Change, Reverse Split, and Plan of Merger, Alton Perkins, as the Company’s Chief Executive Officer and Chief Financial Officer, may take any and all necessary steps to implement the Reverse Split and Plan of Merger, including, but not limited to, filing the proposed Certificate of Amendment of Articles of Incorporation,

Certificate of Change, or any other corporate action that must be taken to finalize the Reverse Split or Plan of Merger.

Dated: June 23, 2017

/s/ Alton Perkins

By: Alton Perkins

Its: Chairman of the Board

96

CONSENT OF SHAREHOLDERS IN LIEU OF MEETING

(ATI MODULAR TECHNOLOGY CORPORATION)

The undersigned shareholder holding the majority of shares of common stock entitled to vote in ATI Modular Technology Corporation, a Nevada corporation (the “Company”), hereby consents in lieu of a meeting pursuant to Article II, Section 8 of the Bylaws and Nevada Revised Statutes § 78.320 to the following actions:

RESOLVED that, the Board of Directors is hereby authorized to amend the Company’s Articles of Incorporation and file any required Certificate of Amendment or Certificate of Change, as applicable, to (1) change the name of the Company to ATI Holdings, Inc., and (2) effectuate a fifty-to-one (50-to-1) reverse stock split, whereby every fifty (50) shares of the Company’s issued and outstanding common stock shall be converted and reconstituted into one (1) share of common stock with par value of $0.0001 without any further action from any individual shareholder, with any fractional shares resulting from said conversion being rounded up to the nearest whole share.

RESOLVED that the Plan of Merger with AmericaTowne, Inc., a Delaware corporation presented by the Board of Directors as being in the best interests of the Company, the Board of Directors is hereby authorized to take any and all actions necessary to effectuate the Plan of Merger.

Dated: June 23, 2017

AmericaTowne, Inc., a Delaware

corporation

/s/ Alton Perkins

By: Alton Perkins

Its: Chairman of the Board of Directors

97

AGREEMENT AND PLAN OF MERGER

This *Agreement and Plan of Merger* (this "Plan of Merger") is made and entered into as of June 22, 2017, between ATI Modular Technology Corporation, a Nevada corporation (the "Surviving Corporation"), and AmericaTowne, Inc., a Delaware corporation (the "Merging Corporation"). The Surviving Corporation and the Merging Corporation are sometimes jointly referred to herein as the "Constituent Corporations."

WHEREAS, the Merging Corporation is the control party of the Surviving Corporation.

WHEREAS, the Constituent Corporations are publicly reporting through the United States Securities and Exchange Commission (the "SEC"), and the Surviving Corporation is listed on the Over-the-Counter Marketplace governed by the rules of the Financial Industry Regulatory Authority ("FINRA").

WHEREAS, the Constituent Corporations agree that the closing of this Plan of Merger is contingent, in part, on their respective compliance with the rules mandated by the SEC, FINRA, and the States of Delaware and Nevada.

WHEREAS, as a condition precedent to closing of this Plan of Merger, is the Surviving Corporation amending its Articles of Incorporation changing its name to "ATI Holdings, Inc." ("ATI Holdings") and filing assumed name filings in the State of Nevada as "AmericaTowne" and "ATI Modular Technology Corporation" and to continue to operate these businesses through the "AmericaTowne Committee" and "ATI Modular Committee," both of which are to be overseen by the Board of Directors for ATI Holdings.

WHEREAS, ATI Holdings shall amend its Articles of Incorporation at the time it changes its name to formally adopt the duties and obligations, and members of the AmericaTowne and ATI Modular Committee knowing that until such time ATI Holdings can appoint independent and unrelated parties, Alton Perkins shall serve as the Chairman of both committees.

WHEREAS, in order to increase operational efficiencies and to increase shareholder value, the Constitute Corporations are of the opinion that this Plan of Merger is in the best interests of their respective entities.

INTENDING TO BE LEGALLY BOUND, and in consideration of the promises and material covenants and agreements contained herein, the Constituent Corporations hereby agree as follows:

ARTICLE I

The Merger

1.1 Merger of Merging Corporation with and Into the Surviving Corporation.

(a) Agreement of Merger. Subject to the terms herein, the Merging Corporation shall be merged with and into the Surviving Corporation (the "Merger").

(b) Effective Time of the Merger. The Merger shall become effective (the "Effective Time of the Merger") as of the completion of the following actions: (i) filings of the Articles of Merger and any related filings deemed necessary under the laws, rules and regulations of the Delaware Division of Corporations and the Delaware Statute (defined below), (ii) filings of the Articles of Merger and any related filings deemed necessary under the laws, rules and regulations of the Nevada Secretary State and the Nevada Statutes (defined below), in the case of the Surviving Corporation, (iii) filings and disclosures deemed timely and complete by the SEC and FINRA, (iv) full performance of the

1

98

conditions in Section 2.3, and (v) any action deemed necessary in effectuating the intent of the Constituent Corporations under this Plan of Merger. Notwithstanding, the Constituent Corporations agree that the Effective Time of the Merger shall not be later than August 1, 2017 (the "Effective Date Cut-Off") unless the delay is caused by regulatory actions by the SEC or FINRA, where in such a case, the Effective Date Cut-Off shall be extended by thirty (30) days. In the event the conditions set forth in Section 2.3 are not concluded by the Effective Date Cut-Off or any extension thereof (either as a result of a regulatory review by the SEC or FINRA, or upon mutual consent of the Constituent Corporations), this Plan of Merger shall be void ab initio.

(c) Surviving Corporation. At the Effective Time of the Merger, the Merging Corporation shall be merged with and into the Surviving Corporation and the separate corporate existence of the Merging Corporation shall cease. The Surviving Corporation shall be the surviving corporation in the Merger, and all of the property, rights, privileges, powers and franchises of the Merging Corporation shall vest in the Surviving Corporation, and all debts, liabilities and duties of the Merging Corporation shall become the debts, liabilities and duties of the Surviving Corporation. The separate corporate existence of the Surviving Corporation, with all its purposes, objects, rights, privileges, powers, immunities and franchises, shall continue unaffected and unimpaired by the Merger.

1.2 Effect of the Merger; Additional Actions.

(a) Effects. The Merger shall have the effects set forth in Title 8, Chapter 1, Subchapter IX, Section 258 of the Delaware General Corporation Law (the "Delaware Statute"), as it relates to the Merging Corporation, and as set forth in Chapter 92A of the Nevada Revised Statutes, as it relates to the Surviving Corporation (the "Nevada Statute").

(b) Additional Actions. If, at any time after the Effective Time of the Merger, the Surviving Corporation shall consider or be advised that any further action is necessary or desirable to carry out the purposes of this Plan of Merger and to vest the Surviving Corporation with full right, title and possession to the assets, property, rights, privileges, powers and franchises of the Merging Corporation, the officers and directors of the Constituent Corporations are fully authorized in the name of their respective entities or otherwise to take, and will take, all such lawful and necessary action.

ARTICLE II

The Constituent Corporations

2.1 Surviving Corporation

(a) Incorporation. The Surviving Corporation is incorporated under the laws of the State of Nevada. Prior to June 27, 2016, the Surviving Corporation was incorporated as Global Recycle Energy, Inc. On June 27, 2016, the Surviving Corporation amended its Articles of Incorporation with the State of Nevada changing its name to the current name of the Surviving Corporation. On June 12, 2017, FINRA approved the name change and symbol change to "ATMO." The Surviving Corporation's principal place of business is 4700 Homewood Court, Suite 100 in Raleigh, North Carolina 27609, which is also the principal place of business for the Merging Corporation.

(b) Authorized Stock. The Surviving Corporation is authorized to issue common stock. The total number of shares which the Surviving Corporation is authorized to issue is 500,000,000 shares (CUSIP# 00215H 103), each with a par value of $0.001 per share, of which, 126,740,708 are issued and

2

99

outstanding, with 100,000,000 issued to the Merging Corporation. The Surviving Corporation has no class of preferred stock authorized.

(c) Filing with the State of Nevada. The Surviving Corporation shall make any and all necessary filings with the Nevada Secretary of State prior to the Effective Date of the Merger evidencing this Plan of Merger.

(d) Representations and Warranties. The Surviving Corporation represents and warrants that, as of the Effective Date of the Merger, the Surviving Corporation appoints the Nevada Secretary of State as its agent for process of service in a proceeding to enforce any obligation which accrued before the Effective Date of the Merger, or the rights of dissenting owners of the Surviving Corporation, as required under the Nevada Statute. The Surviving Corporation further represents and warrants that it will promptly pay to the dissenting owners of the Surviving Corporation the amount, if any, to which they are entitled under or created pursuant to Sections 92A.300 to 92A.500, inclusive, of the Nevada Statute.

2.2 Merging Corporation

(a) Incorporation. The Merging Corporation was incorporated under the laws of the State of Delaware on April 22, 2014. Its principal place of business is set forth in Section 2.1(a), above.

(b) Stock Issuance and Ownership. The Merging Corporation has issued 100,000,000 shares of common stock authorized and 5,000,000 shares of preferred stock. The Merging Corporation has 27,034,775 shares of common stock issued and outstanding (the "Merging Corporation Shares"). The Merging Corporation has no shares of preferred stock issued and outstanding. The Merging Corporation Shares have voting rights and are entitled to vote as a class. The number of shares is not subject to change before the Effective Time of the Merger.

(c) Filing with the State of Delaware. The Merging Corporation shall make any and all necessary filings with the Delaware Division of Corporations prior to the Effective Date of the Merger evidencing this Plan of Merger.

(d) Representations and Warranties. The Merging Corporation represents to the Surviving Corporation that the execution and performance of this Plan of Merger is permitted under the laws of the State of Delaware. The Merging Corporation recognizes that this disclosure is required under the Nevada Statute. The Merging Corporation further represents and warrants that any service of process may be made on the resident agent for the Surviving Corporation as of the Effective Date of the Merger. The Merging Corporation further represents and warrants that, pursuant to the Delaware Statute, the executed copy of this Plan of Merger shall be on file at the office of the Surviving Corporation (address set forth herein). The Merging Corporation further represents and warrants that a copy of this Plan of Merger will be furnished by the Surviving Corporation, on request and without cost, to any shareholder of the Constituent Corporations.

2.3 Conditions to Closing. The obligations of the Constituent Corporations to consummate the Merger shall be subject to fulfillment at or prior to the Effective Time of the Merger of the following conditions:

(a) The Board of Directors of the Surviving Corporation shall have recommended this Plan of Merger to the majority of shareholders entitled to vote, and upon receipt of the majority vote of the shareholders entitled to vote, duly approve and adopt this Plan of Merger in accordance with the provisions of the Nevada Statute, the Articles of Incorporation and Bylaws of the Surviving Corporation.

3

100

(b) The Board of Directors of the Merging Corporation shall have recommended this Plan of Merger to the majority of shareholders entitled to vote, and upon receipt of the majority vote of the shareholders entitled to vote, duly approve and adopt this Plan of Merger in accordance with the provisions of the Delaware Statute, the Articles of Incorporation and Bylaws of the Merging Corporation.

(c) As part of the consent resolutions set forth in subsection (a), above, the adoption and effectuation of a split of the Merging Corporation's shares of common stock on a 1:4 basis, i.e. 1 share for 4 shares currently issued and outstanding, and any and all related actions in disclosing under the rules promulgated by the SEC.

(d) As part of the consent resolutions set forth in subsection (b), above, the adoption and effectuation of amended articles of incorporation changing the name of the Surviving Corporation to "ATI Holdings, Inc." and concomitant thereto, the adoption and effectuation of a split of the Surviving Corporation's shares of common stock on a 1:50 basis, i.e. 1 share for 50 shares currently issued and outstanding, and any and all related actions in disclosing under the rules promulgated by the SEC and in obtaining approval from FINRA on the name change and stock split.

(e) Upon the full performance of the conditions set forth in subsections (a) through (d), above, the Constitute Corporations shall file this Plan of Merger with their respective States of incorporation, and take any and all other necessary action under the Nevada Statute and Delaware Statute in effectuating this Plan of Merger, including any action required with respect to appraisal rights under the Nevada Statute or Delaware Statute, if any.

(f) The Surviving Corporation shall facilitate the filing of its FINRA Notice of Company-Related Action in noticing the name change, stock split, merger, change in control and any other action deemed necessary by the Surviving Corporation.

(g) The Constituent Corporations shall take any and all necessary action with the SEC in disclosing this Plan of Merger, and the actions set forth herein, under Form 8-K, Schedule 14C and in any amendments to beneficial ownership disclosures as a result of this Plan of Merger.

(h) No temporary restraining order, preliminary or permanent injunction, or other order issued by any court of competent jurisdiction or other legal or regulatory restraint or prohibition preventing the consummation of the Merger shall be in effect.

ARTICLE III

Certificate of Incorporation of the Surviving Corporation

3.1 Surviving Corporation's Certificate of Incorporation. At the Effective Time of the Merger, the Certificate of Incorporation of the Surviving Corporation (the "Certificate of Incorporation"), as in effect immediately prior to the Effective Time, shall continue to be the Certificate of Incorporation of the Surviving Corporation, but under the name of "ATI Holdings, Inc." and with the inclusion of the "AmericaTowne Committee" and the "ATI Modular Committee," and the duties and obligations for each set forth therein, and until thereafter amended as provided by the Nevada Statute and such Certificate of Incorporation. The Surviving Corporation shall file assumed names for "AmericaTowne" and "ATI Modular Technology Corporation" in Nevada, and foreign business registrations for these entities in any State deemed necessary by the Board of Directors for the Surviving Corporation.

4

101

3.2 Bylaws of Surviving Corporation. The Bylaws of the Surviving Corporation in effect immediately prior to the Effective Time of the Merger shall remain the Bylaws of the Surviving Corporation unless and until amended or repealed as provided by applicable law. The Bylaws shall be amended to include the duties and obligations of the AmericaTowne Committee and the ATI Modular Committee, and the name change to "ATI Holdings, Inc."

3.3 Directors and Officers. The directors of the Surviving Corporation immediately prior to the Effective Time of the Merger shall remain the directors of the Surviving Corporation, to hold office in accordance with the Certificate of Incorporation and Bylaws of the Surviving Corporation, and the officers of the Surviving Corporation immediately prior to the Effective Time of the Merger shall remain the officers of the Surviving Corporation to serve at the pleasure of the Board of Directors, in each case until their respective successors are duly elected or appointed and qualified.

ARTICLE IV

Effect of the Merger on the Units and Capital Stock of the Constituent Corporations; Exchange of Certificates

4.1 Effect on Capital Stock. As of the Effective Time of the Merger, by virtue of this Plan of Merger and without any action on the part of any holder of any shares of capital stock in the Merging Corporation (a "Merging Corporation Share" or the "Merging Corporation Shares"):

(a) Cancellation of Treasury Units. All Merging Corporation Shares that are owned directly or indirectly by the Merging Corporation shall be canceled immediately prior to the Effective Time of the Merger and extinguished without any conversion thereof.

(b) Conversion of Merging Corporation Shares. Each issued and outstanding Merging Corporation Share shall convert automatically into the right to receive an issued and outstanding share of common stock of the Surviving Corporation (a "Surviving Common Share" or the "Surviving Corporation Shares") upon the cancellation of the Merging Corporation Shares.

(c) Fractional Shares. No fractional shares of Surviving Corporation Shares shall be issued, but in lieu thereof, each holder of Merging Corporation Shares, who would otherwise be entitled to a fraction of a share of Surviving Corporation Shares (after aggregating all fractional shares of Surviving Corporation Shares to be received by such holder), shall receive from the Surviving Corporation such whole number of shares of Surviving Corporation Shares, respectively, as is equal to the precise number of shares of Surviving Corporation Shares, respectively, to which such person or entity would be entitled, rounded up or down to the nearest whole number (with a fractional interest equal to 0.5 rounded to the next greater number).

(d) Restrictions. Any and all restrictions on Merging Corporation Shares, including any repurchase rights, rights of first refusal, market standoff provisions and other limitations shall apply with equal effect to the Surviving Corporation Shares received as merger consideration in the merger as such restrictions and limitations applied to the Surviving Corporation Shares.

4.2 Exchange of Merging Corporation Shares.

(a) The Surviving Corporation to Provide Surviving Corporation Common. Promptly after the Effective Time of the Merger, the Surviving Corporation shall make available for exchange in accordance with Section 4.1 herein, through such reasonable procedures as the Surviving Corporation may adopt, the

5

102

aggregate number of shares of Surviving Corporation Shares issuable pursuant to Section 4.1 in exchange for outstanding Merging Corporation Shares.

(b) No Further Ownership Rights. The shares of Surviving Corporation Shares issued upon the surrender for exchange of Merging Corporation Shares in accordance with the terms of this Section 4.2 shall be deemed to have been issued in full satisfaction of all rights pertaining to such Merging Corporation Shares, and there shall be no further registration of transfers on the records of the Surviving Corporation of Merging Corporation Shares which were outstanding immediately prior to the Effective Time of the Merger. If, after the Effective Time of the Merger, Merging Corporation Shares are presented to the Surviving Corporation for any reason, they shall be canceled and exchanged as provided herein.

ARTICLE V

Termination

5.1 Termination by Mutual Agreement. Notwithstanding the approval of this Plan of Merger by the Constituent Corporations' respective majority shareholders entitled to vote and their respective Boards of Directors, this Plan of Merger may be terminated at any time prior to the Effective Time of the Merger by mutual consent of the Constituent Corporations. This Plan of Merger may also be terminated by the Constituent Corporations if: (i) there shall be a final non-appealable order of a federal or state court in effect preventing consummation of the Plan of Merger; or (ii) there shall be any statute, rule, regulation or order enacted, promulgated or issued or deemed applicable to the Plan of Merger by any governmental entity that would make consummation of the Plan of Merger illegal.

5.2 Effects of Termination. In the event of the termination of this Plan of Merger, this Plan of Merger shall become void and there shall be no liability on the part of the Constituent Corporations, or their respective officers or directors or managers.

ARTICLE VI

General Provisions

6.1 Amendment. This Plan of Merger may be amended by the Constituent Corporations any time before or after approval hereof through written approval by the Constituent Corporations.

6.2 Counterparts. This Plan of Merger may be executed in one or more counterparts, each of which shall be deemed to be an original, and all of which together shall constitute one agreement.

6.3 Governing Law. This Plan of Merger and all acts and transactions pursuant hereto and the rights and obligations of the Constituent Corporations shall be governed, construed and interpreted in accordance with the laws of the State of Nevada, without giving effect to its principles governing conflicts of laws.

6.4 Entire Agreement. This Plan of Merger constitutes the entire agreement among the Constituent Corporations pertaining to the subject matter hereof, and all negotiations and drafts of the Constituent Corporations with regard to the transactions contemplated herein, and any and all written or oral agreements existing between the Constituent Corporations hereto regarding such transactions are expressly canceled.

6

103

6.5 Securities. Any Surviving Corporation Shares and any securities issued in respect of or exchange therefor, are intended to bear the same characteristics as the Merging Corporation Shares. The Constituent Corporations recognize that the Surviving Corporation is considered a shell company under the rules promulgated by the SEC. In the event deemed necessary to ensure that the free-trading shares in the Merging Corporation remain free-trading upon the closing of this Plan of Merger, the Constituent Corporations agree to seek a no-action letter from the SEC with respect to maintaining the characteristics of the Surviving Corporation Shares. In the event the Constituent Corporations conclude that the free-trading shares of the Merging Corporation revert to restricted shares as a result of this Plan of Merger, the Surviving Corporation agrees to file a registration statement on Form S-1 to register the Surviving Corporation's shares or seek another exemption to registration.

6.6 Certificate of Incorporation and Bylaw Restrictions. The Surviving Corporation Shares and any securities issued in respect of or exchange therefor shall also be subject to any and all restrictions on transfer in the Surviving Corporation's Certificate of Incorporation and its Bylaws.

6.7 Joint Preparation, Conflict Disclosure and Waiver. The Constituent Corporations represent and warrant that this Plan of Merger has been jointly prepared by independent counsel for the Merging Corporation and the Surviving Corporation. Paesano Akkashian Apkarian, P.C. ("PAA") has disclosed to the Surviving Corporation that it is counsel in this transaction for the Merging Corporation. PAA has provided legal advice to the Surviving Corporation in related and unrelated matters by virtue of the fact that the Constituent Corporations are related-parties under common control. PAA has disclosed, however, that a conflict of interest may or potentially exists when one attorney represents two parties in an agreement regardless of the fact that the parties are related and under common control. By executing this Plan of Merger, the Surviving Corporation represents that it has sought independent legal advice on not only the conflict disclosure herein but also the Plan of Merger, in general, and that to the extent a conflict exists, such a conflict is knowingly waived.

*
*
*
*
*
*
*
*
*
*
*
*
*
*
*
*
*
*
*
*
*
*
*

7

104

IN WITNESS WHEREOF, the parties have duly executed this Plan of Merger as of the date first written above.

AmericaTowne, Inc., a Delaware corporation

By: ______________________

Alton Perkins
Chairman of the Board
President and Chief Executive Officer

ATI Modular Technology Corporation, a Nevada corporation

By: ______________________

Alton Perkins
Chairman of the Board
President and Chief Executive Officer

STATE OF NORTH CAROLINA )

WAKE COUNTY )

Acknowledged before me in Wake County, North Carolina on 6/29/17 by Alton Perkins, in his individual capacity.

/s/ ______________________

Carter Owens

Notary public, State of North Carolina, Wake County
My commission expires 6/5/2021
Acting in the County of Wake

CARTER OWENS
NOTARY PUBLIC
WAKE COUNTY, N.C.
My Commission Expires 6-5-2021.

8

105

FIRST AMENDMENT TO AGREEMENT AND PLAN OF MERGER

This *First Amendment to Agreement and Plan of Merger* (this "First Amendment to Plan of Merger") is made and entered into as of July 14, 2017, between ATI Modular Technology Corporation, a Nevada corporation (the "Surviving Corporation"), and AmericaTowne, Inc., a Delaware corporation (the "Merging Corporation"). The Surviving Corporation and the Merging Corporation are sometimes jointly referred to herein as the "Constituent Corporations."

WHEREAS, on June 22, 2017, the Constituent Corporations entered into an Agreement and Plan of Merger (the "Plan of Merger").

WHEREAS, this First Amendment to Plan of Merger corrects Section 2.2(a) of the Plan of Merger setting forth the correct number of authorized shares in the Merging Corporation.

INTENDING TO BE LEGALLY BOUND, and in consideration of the promises and material covenants and agreements contained herein, the Constituent Corporations hereby agree as follows:

1. Amendment to Section 2.2(b). Section 2.2(b) shall be amended to read:

   Stock Issuance and Ownership. The Merging Corporation has issued 200,000,000 shares of common stock authorized and 5,000,000 shares of preferred stock. The Merging Corporation has 37,034,775 shares of common stock issued and outstanding (the "Merging Corporation Shares"). The Merging Corporation has no shares of preferred stock issued and outstanding. The Merging Corporation Shares have voting rights and are entitled to vote as a class. The number of shares is not subject to change before the Effective Time of the Merger.

2. Balance of Plan of Merger. To the extent not amended herein, the balance of the Plan of Merger remains in full force and effect.

IN WITNESS WHEREOF, the parties have duly executed this First Amendment to Plan of Merger as of the date first written above.

AmericaTowne, Inc., a Delaware corporation

By:________________________

Alton Perkins
Chairman of the Board
President and Chief Executive Officer

ATI Modular Technology Corporation, a Nevada corporation

By:________________________

Alton Perkins
Chairman of the Board
President and Chief Executive Officer

1

106

STATE OF NORTH CAROLINA )

WAKE COUNTY )

Acknowledged before me in Wake County, North Carolina on July 14, 2017 by Alton Perkins, in his individual capacity.

/s/ Kathryn C Brewer

Kathryn C Brewer

Kathryn C Brewer
Notary Public
Wake County
North Carolina
My Commission Expires 7/19/2019

Notary public, State of North Carolina, Wake County
My commission expires 07-19-2019
Acting in the County of Wake, NC

2

107

SECOND AMENDMENT TO THE AGREEMENT AND PLAN OF MERGER

This *Second Amendment to the Agreement and Plan of Merger* (this "Second Amendment") is made and entered into as of August 29, 2017, between ATI Modular Technology Corporation, a Nevada corporation (the "Surviving Corporation"), and AmericaTowne, Inc., a Delaware corporation (the "Merging Corporation"). The Surviving Corporation and the Merging Corporation are sometimes jointly referred to herein as the "Constituent Corporations."

WHEREAS, the Constituent Corporations entered into the Agreement and Plan of Merger on June 22, 2017, herein referred to as the "Plan of Merger," the terms of which are hereby incorporated by reference.

WHEREAS, the Constituent Corporations, in fulfilling the conditions precedent to closing the Plan of Merger, have agreed to change the name of the Surviving Entity from "ATI Holdings, Inc." to "AmericaTowne Holdings, Inc."

WHEREAS, the Constituent Corporations initiated their respective filings with the Securities and Exchange Commission ("SEC") and the Financial Industry Regulatory Authority ("FINRA"), which resulted in comments being issued by both the SEC and FINRA.

WHEREAS, responding to the SEC and FINRA comments has delayed the closing the Plan of Merger.

WHEREAS, the Constituent Corporations have agreed to extend the deadline for closing the Plan of Merger by one (1) year in order to allow ample time for the Constituent Corporations to address those questions posed by the SEC and FINRA.

WHEREAS, the Constituent Corporations also wish to clarify the terms of the conditions precedent to the closing of the Plan of Merger through the amendments outlined in this Second Amendment.

WHEREAS, the Constituent Corporations agree, with the exception of those changes outlined in this Second Amendment, the Plan of Merger shall continue to be binding on both parties.

NOW THEREFORE, with the intent to be legally bound, the Constituent Corporations hereby agree to the following amendments to the Plan of Merger:

ARTICLE I

Amendments to the Plan of Merger

(a) Section 1.1(b) of the Plan of Merger shall be amended as follows:

1.1 Merger of Merging Corporation with and Into the Surviving Corporation.

...

(b) Effective Time of the Merger. The Merger shall become effective (the "Effective Time of the Merger") as of the completion of the following actions: (i) filings of the Articles of Merger and any related filings deemed necessary under the laws, rules and regulations of the Delaware Division of Corporations and the Delaware Statute (defined below), (ii) filings of the Articles of Merger and any related filings deemed necessary under the laws, rules and regulations of the Nevada Secretary State and the Nevada Statutes (defined

1

108

below), in the case of the Surviving Corporation, (iii) filings and disclosures deemed timely and complete by the SEC and FINRA, (iv) full performance of the conditions in Section 2.3, and (v) any action deemed necessary in effectuating the intent of the Constituent Corporations under this Plan of Merger. Notwithstanding, the Constituent Corporations agree that the Effective Time of the Merger shall not be later than August 1, 2018 (the "Effective Date Cut-Off") unless the delay is caused by regulatory actions by the SEC or FINRA, where in such a case, the Effective Date Cut-Off shall be extended by thirty (30) days. In the event the conditions set forth in Section 2.3 are not concluded by the Effective Date Cut-Off or any extension thereof (either as a result of a regulatory review by the SEC or FINRA, or upon mutual consent of the Constituent Corporations), this Plan of Merger shall be void ab initio.

(b) Section 2.3(c)-(d) of the Plan of Merger shall be amended as follows:

2.3 <u>Conditions to Closing</u>. The obligations of the Constituent Corporations to consummate the Merger shall be subject to fulfillment at or prior to the Effective Time of the Merger of the following conditions:

. . .

(c) As part of the consent resolutions set forth in subsection (a), above, the adoption and effectuation of a split of the Merging Corporation's shares of common stock on a 4:1 basis, i.e. 4 shares issued for every 1 share currently issued and outstanding, and any and all related actions in disclosing under the rules promulgated by the SEC.

(d) As part of the consent resolutions set forth in subsection (b), above, the adoption and effectuation of amended articles of incorporation changing the name of the Surviving Corporation to "AmericaTowne Holdings, Inc." and concomitant thereto, the adoption and effectuation of a split of the Surviving Corporation's shares of common stock on a 1:50 basis, i.e. 1 share for 50 shares currently issued and outstanding, and any and all related actions in disclosing under the rules promulgated by the SEC and in obtaining approval from FINRA on the name change and stock split.

(c) Sections 3.1 and 3.2 of the Plan of Merger shall be amended as follows:

3.1 <u>Surviving Corporation's Certificate of Incorporation</u>. At the Effective Time of the Merger, the Certificate of Incorporation of the Surviving Corporation (the "Certificate of Incorporation"), as in effect immediately prior to the Effective Time, shall continue to be the Certificate of Incorporation of the Surviving Corporation, but under the name of "AmericaTowne Holdings, Inc." and with the inclusion of the "AmericaTowne Committee" and the "ATI Modular Committee," and the duties and obligations for each set forth therein, and until thereafter amended as provided by the Nevada Statute and such Certificate of Incorporation. The Surviving Corporation shall file assumed names for "AmericaTowne" and "ATI Modular Technology Corporation" in Nevada, and foreign business registrations for these entities in any State deemed necessary by the Board of Directors for the Surviving Corporation.

3.2 <u>Bylaws of Surviving Corporation</u>. The Bylaws of the Surviving Corporation in effect immediately prior to the Effective Time of the Merger shall remain the Bylaws of the

2

109

Surviving Corporation unless and until amended or repealed as provided by applicable law. The Bylaws shall be amended to include the duties and obligations of the AmericaTowne Committee and the ATI Modular Committee, and the name change to "AmericaTowne Holdings, Inc."

ARTICLE II

General Provisions

(a) Effect of Amendments. This Second Amendment shall be interpreted as controlling as to those provisions it amends in the Plan of Merger. The language in this Second Amendment hereby replaces and supersedes those corresponding terms of the Plan of Merger; however, the remaining provisions of the Plan of Merger shall continue to bind the Constituent Corporations. Nothing in this Second Amendment shall be interpreted as a revocation or termination of the Plan of Merger.

(b) Counterparts. This Second Amendment may be executed in one or more counterparts, each of which shall be deemed to be an original, and all of which together shall constitute one agreement.

(c) Governing Law. This Plan of Merger and all acts and transactions pursuant hereto and the rights and obligations of the Constituent Corporations shall be governed, construed and interpreted in accordance with the laws of the State of Nevada, without giving effect to its principles governing conflicts of laws.

(d) Entire Agreement. This Plan of Merger constitutes the entire agreement among the Constituent Corporations pertaining to the subject matter hereof, and all negotiations and drafts of the Constituent Corporations with regard to the transactions contemplated herein, and any and all written or oral agreements existing between the Constituent Corporations hereto regarding such transactions are expressly canceled.

(e) Joint Preparation, Conflict Disclosure and Waiver. The Constituent Corporations represent and warrant that this Second Amendment and the Plan of Merger, incorporated herein by reference, were jointly prepared by independent counsel for the Merging Corporation and the Surviving Corporation. Paesano Akkashian Apkarian, P.C. ("PAA") has disclosed to the Surviving Corporation that it is counsel in this transaction for the Merging Corporation. PAA has provided legal advice to the Surviving Corporation in related and unrelated matters by virtue of the fact that the Constituent Corporations are related-parties under common control. PAA has disclosed, however, that a conflict of interest may or potentially exists when one attorney represents two parties in an agreement regardless of the fact that the parties are related and under common control. By executing this Second Amendment, the Surviving Corporation represents that it has sought independent legal advice on not only the conflict disclosure herein but also the Second Amendment, in general, and that to the extent a conflict exists, such a conflict is knowingly waived.

[Signatures on Following Page]

3

110

IN WITNESS WHEREOF, the parties have duly executed this Second Amendment as of the date first written above.

AmericaTowne, Inc., a Delaware corporation

ATI Modular Technology Corporation, a Nevada corporation

STATE OF NORTH CAROLINA)
)
WAKE COUNTY)

Acknowledged before me in Wake County, North Carolina on ______________ by Alton Perkins, in his individual capacity.

____

____

Notary public, State of North Carolina, Wake County

My commission Expires:____________

Action in the County of: ____________

4

111

CONSENT OF SHAREHOLDERS IN LIEU OF MEETING

(ATI MODULAR TECHNOLOGY CORPORATION)

The undersigned shareholder holding the majority of shares of common stock entitled to vote in ATI Modular Technology Corporation, a Nevada corporation (the “Company”), hereby consents in lieu of a meeting pursuant to Article II, Section 8 of the Bylaws and Nevada Revised Statutes § 78.320 to the following actions:

RESOLVED that, the Board of Directors is hereby authorized to amend the Company’s Articles of Incorporation and file any required Certificate of Amendment to change the name of the Company to AmericaTowne Holdings, Inc.

RESOLVED that the name change presented by the Board of Directors is in the best interests of the Company and the Board of Directors is hereby authorized to take any and all actions necessary to effectuate the name change.

Dated: August 8, 2017

AmericaTowne, Inc.,

a Delaware corporation

/s/ Alton Perkins

By: Alton Perkins

Its: Chairman of the Board of Directors

112

CONSENT OF BOARD OF DIRECTORS IN LIEU OF MEETING

(ATI MODULAR TECHNOLOGY CORPORATION)

NOW COMES the Board of Directors for ATI Modular Technology Corporation, a Nevada corporation (the “Company”), hereby consents pursuant to Article IV, Section 2 of the Bylaws to the following action in lieu of a meeting:

WHEREAS the Board of Directors previously recommended the filing of its Certificate of Amendment to its Articles of Incorporation to change the name of the Company to ATI Holdings, Inc.

WHEREAS, the prior Certificate of Amendment to its Articles of Incorporation was accepted by the State of Nevada without notification that a conflict existed with the name ATI Holdings, Inc.

WHEREAS, the Board of Directors has performed its due diligence and now recommends the Company change its name from ATI Modular Technology Corporation to AmericaTowne Holdings, Inc.

NOW THEREFORE, the Board hereby consents to the following actions:

RESOLVED that, the Board of Directors hereby approves and recommends that the Company file its Certificate of Amendment to its Articles of Incorporation to change its name from ATI Modular Technology Corporation to AmericaTowne Holdings, Inc.

RESOLVED that, the Board of Directors shall submit the proposed name change to the shareholders entitled to vote on approval of the name change either by vote and meeting, or by consent in lieu of a shareholder meeting.

RESOLVED that, in the event the majority of shareholders adopt the recommendations of the Board of Directors outlined herein, the Secretary shall certify the approval and adoption in the books and records of the Company, and in turn make the necessary filings with the State of Nevada.

RESOLVED that, in the event the majority of the shareholders adopt the recommendations of the Board of Directors outlined herein, the effective date of the name change shall be (1) ten (10) days after the approval of the Company’s FINRA company-related action, or (2) twenty (20) days after the Company’s filing of its Definitive Schedule 14C with the Securities and Exchange Commission, whichever is later.

RESOLVED, that, in the event the majority of shareholders adopt and ratify the name change discussed herein, Alton Perkins, as the Company’s Chief Executive Officer and Chief Financial Officer, may take any and all necessary steps to implement and effectuate the name change.

Dated: August 8, 2017

/s/ Alton Perkins

By: Alton Perkins

Its: Chairman of the Board

113